UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant☒	Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Brandywine Realty Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

brandywine
REALTY TRUST®

2026 PROXY STATEMENT

QUALITY | INNOVATION | INTEGRITY | COMMUNITY

Notice of Annual Meeting of Shareholders

To our Shareholders:

We cordially invite you to attend the 2026 Annual Meeting of Shareholders of Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”). To enable shareholder participation from any location, the 2026 annual meeting will be held exclusively online. The annual meeting can be accessed via a live webcast at www.virtualshareholdermeeting.com/BDN2026. The annual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. You may also submit questions in advance of the annual meeting by visiting www.proxyvote.com. We will respond to as many inquiries at the annual meeting as time allows. Prior to the annual meeting you will be able to authorize a proxy to vote your shares at www.proxyvote.com on the matters submitted for shareholder approval at the annual meeting, and we encourage you to do so.

If you plan to attend the annual meeting, you will need the 16-digit control number included in your Notice of Internet Availability, on your proxy card or on the instructions that accompany your proxy materials. The annual meeting will begin promptly at 10:00 a.m. (Eastern Time). Online check-in will begin at 9:30 a.m. (Eastern Time), and you should allow ample time for the online check-in procedures.

MEETING DATE	MEETING TIME	MEETING PLACE	RECORD DATE
Thursday, May 28, 2026	10:00 a.m. (Eastern Time)	Live webcast at: www.virtualshareholdermeeting.com/BDN2026	Thursday, March 26, 2026

At the annual meeting, shareholders as of the close of business on the record date will be asked to consider and vote upon the following matters, as more fully described in the Proxy Statement:

1.
To consider and vote upon the election of six persons to the Board of Trustees of the Company, each to serve for a term expiring at the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified.
2.
To consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for calendar year 2026.
3.
To consider and vote upon the approval of a non-binding, advisory resolution on executive compensation.
4.
To consider and vote upon an amendment to the Company's 2023 Long-Term Incentive Plan to increase the term of the plan and the number of common shares that may be issued thereunder.
5.
To transact such other business as may properly come before the meeting and at any postponement or adjournment of the meeting.

YOUR VOTE IS IMPORTANT TO US. Whether or not you plan to virtually attend the 2026 annual meeting, please authorize a proxy to vote your shares as soon as possible to ensure that your shares will be represented at the annual meeting.

By Order of the Board of Trustees

Shawn Neuman, Senior Vice President, General Counsel and Secretary

April 7, 2026

2929 Arch Street, Suite 1800 | Philadelphia, Pennsylvania 19104 | (610) 325-5600

Proxy Statement for the

Annual Meeting of Shareholders

To be held on May 28, 2026

The Annual Meeting of Shareholders of Brandywine Realty Trust (“Brandywine,” “we,” “us,” “our” or the “Company”) will be held on Thursday, May 28, 2026 at 10:00 a.m., Eastern Time. To enable shareholder participation from any location, the 2026 annual meeting will be held exclusively online. The annual meeting can be accessed via a live webcast at www.virtualshareholdermeeting.com/BDN2026. The annual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

At our annual meeting, we will ask you:

1.
To consider and vote upon the election of six persons to the Board of Trustees of the Company, each to serve for a term expiring at the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified.
2.
To consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for calendar year 2026.
3.
To consider and vote upon the approval of a non-binding, advisory resolution on executive compensation.
4.
To consider and vote upon an amendment to the Company's 2023 Long-Term Incentive Plan to increase the term of the plan and the number of common shares that may be issued thereunder.
5.
To transact such other business as may properly come before the meeting and at any postponement or adjournment of the meeting.

Only holders of record of our common shares of beneficial interest, par value $0.01 per share, as of the close of business on March 26, 2026 are entitled to notice of and to vote at the annual meeting or at any postponement or adjournment of the meeting.

Our Board of Trustees knows of no other business that will be presented for consideration at the annual meeting. If any other matter should be properly presented at the annual meeting or any postponement or adjournment of the annual meeting for action by the shareholders, the persons named in the proxy card will vote the proxy in accordance with their discretion on such matter.

On or about April 7, 2026, we mailed a Notice of Internet Availability of Proxy Materials to shareholders. This proxy statement and the form of proxy are first being furnished to shareholders on or about April 7, 2026.

Important Notice Regarding Internet Availability of Proxy Materials

We are pleased to take advantage of the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this e-proxy process will expedite shareholders’ receipt of proxy materials, lower the costs and reduce the environmental impact of our 2026 annual meeting of shareholders. We will send a full set of proxy materials or a “Notice of Internet Availability” of Proxy Materials on or about April 7, 2026 and provide access to our proxy materials over the Internet, beginning on April 7, 2026, for the holders of record and beneficial owners of our common shares as of the close of business on the record date. The Notice of Internet Availability instructs you on how to access and review the Proxy Statement and our annual report, and how to authorize a proxy to vote your shares over the Internet.

Instead of receiving paper copies of future annual reports and proxy statements in the mail, you may elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to you. With electronic delivery, we will notify you by e-mail as soon as the annual report and proxy statement are available on the Internet, and you may easily submit your shareholder votes online. If you are a shareholder of record, you may enroll in the electronic delivery service at the time you vote by selecting electronic delivery if you vote on the Internet, or at any time in the future by going directly to www.proxyvote.com, selecting the “request copy” option, and following the enrollment instructions.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholders Meeting to be Held on May 28, 2026

This proxy statement, the form of proxy and our 2025 annual report to shareholders are available at www.proxyvote.com.

CAUTIONARY STATEMENTS FOR FORWARD-LOOKING INFORMATION

We have made statements in this Proxy Statement that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may appear throughout this Proxy Statement. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. We caution that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond our control, that could cause our actual results to differ materially from those expressed or implied by such forward-looking statements. A detailed discussion of risks related to our business is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the 2025 fiscal year filed with the SEC on February 23, 2026, as supplemented by any subsequently filed Quarterly Report on Form 10-Q. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Proxy Statement are made only as of the date of this document, unless otherwise specified, and, except as required by law, we assume no obligation, and disclaim any obligation, to update such statements to reflect events or circumstances occurring after the date of this Proxy Statement.

WEBSITES

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

BRANDYWINE REALTY TRUST

Business Highlights1

Active Portfolio Management
Positive Same-Store Growth
	Cash-Basis	Accrual-Basis

Balance Sheet and Liquidity Focus
Strong Liquidity available on our line of credit	Fixed Rate Debt	Primarily Unsecured Debt Structure

2025

Development Highlights

CapMetro Train Station Uptown, Austin, TX	165 King of Prussia Road Radnor, PA
Commenced: 4Q 2025	Commenced: 3Q 2025

1 Please see “Compensation Discussion - Analysis Discussion” later in this proxy statement and Appendix A to this proxy statement for a discussion of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures.

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2026 PROXY STATEMENT

Sustainability, Social Responsibility

and Corporate Governance

Sustainability Snapshot

greenspace:

To date more than $34M invested in greenspaces of Schuylkill Yards: Drexel Square, Cira Green, and

Highline Park. Upon completion of the neighborhood, Schuylkill Yards will offer 6.5 acres of greenspace.

4.2M SQ. FT.	6.6M SQ. FT.	5.3M SQ. FT.	967K SQ. FT.

8.1M SQ. FT.	7.1M SQ. FT.	2.6M SQ. FT.	3.7M SQ. FT.

Giving Back: 2,710 hours dedicated to volunteering in 2025 $700,000+ committed to 100+ charities and organizations in 2025

Tenant Satisfaction:

Since launching our move-in survey initiative at the end of 2024, Brandywine has engaged over 94 new tenants and has achieved an average satisfaction rating of 4.9 on a 5-point scale.

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BRANDYWINE REALTY TRUST

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2026 PROXY STATEMENT

We are committed to implementing and maintaining sustainability, social responsibility, and corporate governance standards while driving value through continual improvement of our operations, portfolio performance, and community impact. Our portfolio continues to reflect our commitment to sustainability and our focus on certified buildings that prioritize the health and wellbeing of employees, tenants, residents and visitors. We create dynamic, people-centric spaces that inspire connection, creativity, productivity, health, and wellness. Our developments have a lasting impact on our communities, so we invest in the communities in which we operate through rail infrastructure, green spaces, and local financing initiatives including the Community Fund and Grow Philadelphia.

Our portfolio reflects Brandywine’s commitment to sustainability, with 15.6M square feet of green certified buildings that prioritize the health and wellbeing of occupants. Sustainability and energy efficiency are incorporated into each phase of the building’s life cycle, from construction through operation. Across our portfolio, renewable energy opportunities, including solar, are continuously evaluated. Over the past five years, we have implemented more than 350 energy efficiency measures, resulting in a 43% reduction in energy consumption and a 49% decrease in greenhouse gas emissions (GHG) compared to our 2018 baseline. In 2025, Brandywine certified 12 office buildings in Pennsylvania as NextGen Certified under Energy Star guidelines, which were the first office buildings in Pennsylvania to receive the designation. Under this program, these buildings are independently verified to be among the nation's most energy-efficient, low emissions buildings.

In 2024, we released our Climate Risk Statement, outlining the inherent risks and opportunities within our operating markets, supported by a comprehensive multi-scenario risk analysis. This statement highlights our proactive approach to mitigating these risks, strengthened by the expertise and presence of our on-site teams across all markets and can be found in our 2025 Corporate Social Responsibility Report.

Brandywine has set a net zero target for 2050 in alignment with the ULI Greenprint standards, with the goal of a midterm reduction of 75% by 2040 and net zero by 2050 for Scope I and II emissions.

Office Building Operations

Our operations team routinely evaluates the environmental impact of our properties by leveraging building data to implement improvements, enhance efficiencies, and establish new standards that drive system performance and sustainability. We also collaborate with tenants to promote sustainable practices within their spaces, including incorporating green language into lease agreements. As a direct result of these efforts, the first tenant in our portfolio achieved ENERGY STAR for Tenant Space certification in 2024 at 1676 International Drive in Tysons, VA, demonstrating the tangible impact of our sustainability initiatives.

➢

Green Leasing: Brandywine is among a select group of companies to achieve Green Lease Leaders Platinum Level, a designation awarded by the U.S. Department of Energy and the Institute for Market Transformation. This recognition reflects our commitment to integrating sustainability into leasing practices, incorporating key provisions that enhance energy efficiency, indoor air quality, water conservation, waste reduction, and responsible chemical use. By aligning energy goals between landlords and tenants, green leases improve building performance, reduce environmental impact, and drive shared cost savings that benefit both parties.

➢

Green Building Certification Highlights: Brandywine’s 15.6 million square feet of green-certified real estate represents approximately 83% of our portfolio, underscoring our commitment to sustainable building practices. Our certifications include LEED, WELL, Fitwel, Austin Energy Green Building, ENERGY STAR®, BOMA 360, and UL Verified Healthy Building certifications, with more than half of our core portfolio achieving ENERGY STAR® certification, and five of our buildings achieving NextGen

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BRANDYWINE REALTY TRUST

certification. All new construction projects are designed to meet leading healthy building standards, including WELL and Fitwel, with a strong focus on indoor air quality, enhanced filtration, optimal humidity levels, and access to natural light and dynamic outdoor spaces.

The Power of Partnerships

Our Vendors and Suppliers: At Brandywine, our vendors and suppliers are more than just a part of our supply chain, they are a part of the fabric which makes our communities flourish.

➢

We implement purchasing requirements that require the use of environmentally certified products throughout our portfolio and low-flow, high-efficiency water fixtures in all new construction and renovation projects.

➢

We support trade unions and our vendors’ rights to collective bargaining and working directly with BOMA’s Building Operators Labor Relations, Inc. (BOLR) to help ensure successful contract settlement outcomes.

Corporate Social Responsibility Snapshot

At Brandywine, we believe the value in what we do lies in the difference we can make. As such, we are committed to being good neighbors and corporate citizens in the communities in which we live and work.

Inclusive Development

➢

In collaboration with a wide range of partners, Brandywine introduced a significant Neighborhood Engagement Initiative in 2017 as part of Schuylkill Yards, totaling a $16+ million commitment to the surrounding community. Programs include:

➢

Grow Philadelphia Capital Fund: through a partnership with The Enterprise Center, a non-profit lender and small business technical assistance provider, we created this fund to provide low-cost capital with an interest rate of 1% directly to Philadelphia Minority Enterprises to accelerate growth, enhance employment opportunities, and drive economic development in the community. As of December 31, 2025, we have made $1,157,608 in low-interest loans available to nascent small, local, and minority-owned businesses.

➢

Local Sourcing Initiative: to assist in creating new procurement channels for West Philadelphia businesses, we make introductions between local businesses and our tenants, and fund a 10% discount for all tenants on their first purchase of goods or services from a West Philadelphia vendor.

➢

CDC Co-Development: we hire a Community Development Corporation (CDC) for each Schuylkill Yards project, allowing the CDCs to earn revenue and build capacity for their staff, to ultimately better execute projects that enhance their community-serving mission.

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2026 PROXY STATEMENT

➢

Community Fund: we committed to contribute a $9.3 million grant, a portion of which has already been funded, to a Community Fund managed by a consortium of local community groups, which will provide capital for affordable housing and preservation initiatives, additional small business and employment programs, community capacity building, and educational support for local public schools.

Philanthropy

Since our inception, Brandywine has partnered with an array of organizations to provide donations, funding and personnel to support the causes and advocacy that are important to both our company and our employees. Highlights of this focus include:

➢	We provide each of our employees with the opportunity to utilize three days of paid Volunteer Time Off each year to give back to nonprofit organizations of their choice.
➢	Our annual Day of Caring allows our employees to support their local communities by sharing their time, talent, and dollars.
➢

Through our Matching Gift Program, we support charitable organizations by matching a donation to certain qualifying non-profit organizations to which our employees contribute, including organizations such as the American Diabetes Association, Alzheimer’s Association, The Leukemia & Lymphoma Society, and Habitat for Humanity.

➢

In our Philadelphia office buildings, our management teams continue to partner with eWaste and PAR Recycling who provide formerly-incarcerated individuals with "second-chance" employment opportunities.

➢

In 2025, we continued to expand our partnerships with our vendors to facilitate additional charitable initiatives throughout our portfolio. Some of those events included Free Haircuts for Veterans and our partnership with GDI Integrated Facility Services and One Warm Coat to bring winter coats to those who cannot afford one.

Employee Engagement

Our employees are our greatest assets. Their commitment to excellence in their everyday encounters helps us foster a collaborative atmosphere where internal partnerships generate creativity and inspiration. As a company, Brandywine is committed to providing equal opportunity to all employees and applicants, and to fostering a culture of inclusion within our company. We recognize that a diversity of perspectives, skills and backgrounds helps to inspire creativity and new ideas and empowers us to design exceptional environments. As part of our employee training and professional development program, our employees receive the tools they need to successfully execute our mission, while simultaneously fostering career growth. In 2025, many of our employees received professional training, including participation by 100% of employees in learning programs relating to cybersecurity and workplace harassment. To emphasize the importance of continuous learning, Brandywine offers a tuition reimbursement program to our employees for qualifying educational programs. To encourage a culture of open dialogue and provide employees with the tools to align their career development with their goals, we perform annual performance reviews that give our employees an opportunity to garner formal feedback from their managers and set objectives for career growth.

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BRANDYWINE REALTY TRUST

Corporate Governance Snapshot

Strong corporate governance encourages accountability and transparency, as it promotes the long-term interests of shareowners, strengthens Board and management accountability, and helps build public trust in us.

Brandywine continues to maintain an A Rating from MSCI ESG Research LLC.

Highlights of our corporate governance include:

Board Composition and Refreshment

We are committed to building and maintaining a Board with a variety of experiences and backgrounds and our Trustees reflect a complementary mix of perspectives, skills, experiences and backgrounds that we believe are paramount to our ability to represent the interests of our shareholders. As part of our ongoing commitment to creating a balanced Board with varied viewpoints and deep industry expertise, we add new Trustees from time-to-time to infuse new ideas and fresh perspectives in the boardroom. Since 2021, two independent Trustees have been elected or appointed to the Board in replacement of two of our former Trustees.

Board Structure

➢	All of our Trustees are independent other than our President and CEO
➢	Separate Board Chair and Chief Executive Officer
➢	Trustees are elected annually
➢	Robust role for Lead Independent Trustee, who chairs the Board
➢	Open communication and effective working relationships among Trustees with regular access to management
➢	Active year-round shareholder outreach and engagement
➢	Majority voting in uncontested elections
➢	Resignation policy for any Trustee who does not receive majority support
➢	Robust Trustee and officer share ownership requirements
➢	Anti-hedging policy and anti-pledging policy by Trustees and executive officers
➢	Regular executive sessions of independent Trustees
➢	Two Audit Committee members are “audit committee financial experts”
➢	Risk oversight by full Board and Committees
➢	Annual Board and Committee self-assessment

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2026 PROXY STATEMENT

➢	Regular Trustee succession planning and Board refreshment
➢	Two of our six Trustee nominees have tenures of five years or fewer

Shareholder Rights

➢	Proxy access provisions in our Bylaws
➢	No poison pill
➢	Shareholders have the right to call a special meeting
➢	As a Maryland REIT, we have opted out of the Maryland Unsolicited Takeover Act (MUTA) and the Maryland Business Combination Act
➢	Simple majority vote requirement for mergers requiring a shareholder vote
➢	Our shareholders have the power to amend our Bylaws

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PLACEMAKING THROUGH ART

In 2025, Brandywine celebrated "Art at the Yards," a dedication of public art and green space in Schuylkill Yards. Each piece of artwork was thoughtfully crafted and curated to foster community connection within West Philadelphia and celebrate local creativity.

Mural Row at Schuylkill Yards, Philadelphia, PA

BRANDYWINE REALTY TRUST

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2026 PROXY STATEMENT

Information about the Meeting and Voting

How Can I Participate in the Annual Meeting?

You can access the virtual annual meeting at the meeting time by visiting www.virtualshareholdermeeting.com/BDN2026. By hosting the annual meeting online, we are able to communicate more effectively with our shareholders, enable increased attendance and participation and reduce costs. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

If you plan to attend the annual meeting online, you will need the 16-digit control number included in your Notice of Internet Availability, on your proxy card or on the instructions that accompany your proxy materials. The annual meeting will begin promptly at 10:00 a.m. (Eastern Time). Online check-in will begin at 9:30 a.m. (Eastern Time), and you should allow ample time for the online check-in procedures.

What Am I Voting on?

Our Board of Trustees is soliciting your vote for:

➢

The election of six Trustees, each to serve for a term expiring at the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified. Each of the six individuals nominated for election is currently serving on our Board.

➢	Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2026.
➢	Approval of a non-binding, advisory resolution on executive compensation.
➢	Approval of the amendment to our 2023 Long-Term Incentive Plan to increase the term of the plan and the number of common shares that may be issued thereunder.

If any other matter should be properly presented at the annual meeting or any postponement or adjournment of the meeting for action by the shareholders, the persons named in the proxy card will vote the proxy in accordance with his or her discretion on such matter.

What Are the Board’s Recommendations?

Our Board recommends that you vote:

FOR the election to the Board of each of the six nominees identified in this proxy statement, with each to serve as a Trustee for a term expiring at the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified.

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2026.

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BRANDYWINE REALTY TRUST

FOR the approval of a non-binding, advisory resolution on executive compensation.

FOR the approval of the amendment to our 2023 Long-Term Incentive Plan to increase the term of the plan and the number of common shares that may be issued thereunder.

Who Is Entitled to Vote?

Holders of common shares of beneficial interest, par value $0.01 per share, or common shares, of record as of the close of business on March 26, 2026 are entitled to notice of and to vote at the annual meeting. Common shares may be voted only if the shares are represented by proxy or in person by the record holder attending the annual meeting via webcast. As of the record date, 173,711,848 common shares were issued and outstanding and entitled to vote. In addition, as of the record date, 515,595 common partnership units in Brandywine Operating Partnership, L.P. were issued and outstanding. Subject to certain conditions, these partnership units are exchangeable on a one-for-one basis for common shares. These partnership units are not entitled to vote at the annual meeting.

How Do I Vote?

Shareholders of Record

If you are a shareholder of record, there are several ways for you to vote your common shares at the annual meeting:

Voting by Internet

You may vote your shares through the Internet by signing on to the website identified on the proxy card and following the procedures described on the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to authorize a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote through the Internet, you should not return your proxy card.

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2026 PROXY STATEMENT

Voting by Mail

If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted:

1.
FOR the election to our Board of each of the six nominees identified in this proxy statement, with each to serve as a Trustee for a term expiring at the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified;
2.
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2026;
3.
FOR the approval of a non-binding, advisory resolution on our executive compensation; and
4.
FOR the approval of the amendment to our 2023 Long-Term Incentive Plan to increase the term of the plan and the number of common shares that may be issued thereunder.

Voting by Telephone

You may vote your shares by telephone by calling toll-free 1-800-690-6903. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to authorize a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

Attendance at Virtual Meeting

The annual meeting will be a virtual meeting of shareholders and you may vote virtually at the annual meeting. Even if you plan to attend the virtual meeting via live webcast, we recommend that you submit your proxy card or voting instructions, or vote by telephone or the Internet by the deadline so that your vote will be counted even if you decide not to attend the virtual meeting.

Beneficial Owners

If you are a shareholder whose shares are held in “street name” (i.e., in the name of a broker or other custodian), you may vote the shares at the annual meeting only if you obtain a legal proxy from the broker or other custodian giving you the right to vote the shares. Alternatively, you may have your shares voted at the meeting by following the voting instructions provided to you by your broker or custodian. Although most brokers offer voting by mail, telephone and via the Internet, availability and specific procedures will depend on their voting arrangements. If you do not provide voting instructions to your broker or other custodian, your shares are referred to as “uninstructed shares.” Under rules of the New York Stock Exchange, your broker or other custodian does not have discretion to vote uninstructed shares on non-routine matters, such as Proposals 1, 3 or 4. Your broker or other custodian does have discretion to vote your shares on Proposal 2.

How May I Revoke or Change My Vote

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BRANDYWINE REALTY TRUST

You may revoke your proxy at any time before it is voted at the Meeting by any of the following methods:

Submitting a later-dated proxy by mail, over the telephone by calling toll-free 1-800-690-6903 or through the Internet by signing on to the website identified on the proxy card.

Sending a written notice to our Secretary. Any written notice of a revocation of a proxy must be received before the closing of the vote at the annual meeting at:

Brandywine Realty Trust 2929 Arch Street, Suite 1800 Philadelphia, Pennsylvania 19104 Attention: Shawn Neuman, Senior Vice President, General Counsel and Secretary

Attending the annual meeting via webcast and voting your shares. Your attendance at the meeting will not in and of itself revoke any previously delivered proxy. You must also vote your shares at the meeting.

What Constitutes a Quorum?

The holders of a majority of the outstanding common shares entitled to vote at the annual meeting must be present in person via attendance by live webcast or by proxy to constitute a quorum. Unless a quorum is present at the meeting, no action may be taken at the meeting except the adjournment thereof to a later time. All valid proxies returned will be included in the determination of whether a quorum is present at the meeting. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be treated as present for quorum purposes. “Broker non-votes,” as discussed below, will be considered as present for determining a quorum.

What Is a Broker Non-Vote?

A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner returns a properly-executed proxy but does not cast a vote on a particular proposal because the broker or nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

What Vote Is Required to Approve Each Proposal?

Voting Rights Generally. Each common share is entitled to one vote on each matter to be voted on at the annual meeting. Shareholders have no cumulative voting rights. The advisory vote on Proposal 3 is non-binding, as provided by law. However, our Board will review the results of the vote and, consistent with our record of shareowner engagement, will take them into account in making a determination concerning executive compensation.

Election of Trustees. Our Bylaws provide that, in an uncontested election, a nominee for Trustee is elected only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee. The majority voting standard would not apply in contested elections, and Trustees are elected by a plurality of the votes cast in a contested election.

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2026 PROXY STATEMENT

The majority voting standard will apply to the election of Trustees at the annual meeting. Accordingly, a nominee for election to the Board will be elected if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee. Broker non-votes, if any, and abstentions will not be treated as votes cast for the election of a Trustee and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum. In the absence of specific direction, common shares represented by a proxy will be voted “FOR” the election of all nominees.

Our Bylaws provide that a Trustee nominated for re-election who fails to receive the required number of votes for re-election must tender his or her offer to resign to our Board of Trustees for its consideration. The Corporate Governance Committee will act on an expedited basis to determine whether it is advisable to accept the Trustee’s resignation and will submit the recommendation for prompt consideration by our Board. Our Board will act on the tendered offer of resignation within 90 days following certification of the shareholder vote and will promptly and publicly disclose its decision. The Trustee whose offer of resignation is under consideration will abstain from participating in any decision regarding his or her offer of resignation. If the offer of resignation is not accepted, the Trustee will continue to serve until the next annual meeting of shareholders and until the Trustee’s successor is duly elected and qualified or until the Trustee’s earlier resignation or removal. The Corporate Governance Committee and our Board may consider any factors they deem relevant in deciding whether to accept a Trustee’s offer of resignation.

Ratification of Appointment of Independent Registered Public Accounting Firm. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2026 requires the affirmative vote of a majority of all of the votes cast on this Proposal. Abstentions and broker non-votes, which are not treated as votes cast, will therefore have no effect on the results of such vote. In the absence of specific direction, common shares represented by a proxy will be voted “FOR” the ratification of our independent registered public accounting firm.

Non-Binding, Advisory Vote on Executive Compensation. Approval, by non-binding vote, of our executive compensation requires the affirmative vote of a majority of all of the votes cast on this Proposal. Abstentions and broker non-votes, which are not treated as votes cast, will therefore have no effect on the results of such vote. In the absence of specific direction, common shares represented by a proxy will be voted “FOR” the approval of our executive compensation.

Amendment to the 2023 Long-Term Incentive Plan. Approval of the amendment to our 2023 Long-Term Incentive Plan to increase the term of the plan and the number of common shares that may be issued thereunder requires the affirmative vote of a majority of all votes cast on this Proposal. Abstentions and broker non-votes, which are not treated as votes cast, will therefore have no effect on the results of such vote. In the absence of specific direction, common shares represented by a proxy will be voted “FOR” the approval of the amendment to our 2023 Long-Term Incentive Plan.

Who Counts the Votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to receive and tabulate votes. Broadridge will separately tabulate “for” and “against” votes, abstentions and broker non-votes. We have also retained an independent inspector of elections to certify the results, report on the existence of a quorum and the validity of proxies and ballots.

What Does it Mean if I Receive More Than One Proxy Card?

Some of your shares may be registered differently or are in more than one account. You should vote each of your accounts by telephone or the Internet or mail. If you mail proxy cards, please sign, date and return each

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BRANDYWINE REALTY TRUST

proxy card to assure that all of your shares are voted. If you hold your shares in registered form and wish to combine your shareholder accounts in the future, you should contact our transfer agent, Computershare, at (888) 985-2061; outside the U.S., (781) 575-2879. Combining accounts reduces excess printing and mailing costs, resulting in savings for us that benefit you as a shareholder.

What if I Receive Only One Set of Proxy Materials Although There Are Multiple Shareholders at My Address?

If you and other residents at your mailing address own common shares you may have received a notice that your household will receive only one annual report, proxy statement and Notice of Internet Availability of Proxy Materials. If you hold common shares in street name, you may have received this notice from your broker or other custodian and the notice may apply to each company in which you hold shares through that broker or custodian. This practice of sending only one copy of proxy materials is known as “householding.” We do this to reduce excess printing and mailing costs, resulting in savings for us that benefit you as a shareholder, and to conserve natural resources. If you did not respond to a timely notice that you did not want to participate in householding, you were deemed to have consented. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling telephone number (866) 540-7095. The revocation of your consent to householding will be effective 30 days following its receipt. If you did not receive an individual copy of this proxy statement, our annual report and Notice of Internet Availability of Proxy Materials, we will send a copy to you, free of charge, if you address your written request to Brandywine Realty Trust, 2929 Arch Street, Suite 1800, Philadelphia, Pennsylvania 19104, Attention: Shawn Neuman or by calling Mr. Neuman at (610) 832-7756. If you are receiving multiple copies of our annual report, proxy statement and Notice of Internet Availability of Proxy Materials, you may request householding by contacting Mr. Neuman in the same manner.

How Do I Submit a Shareholder Proposal for Next Year’s Annual Meeting?

Shareholder proposals may be submitted for inclusion in the proxy statement for our 2027 annual meeting of shareholders in accordance with rules of the Securities and Exchange Commission (“SEC”). See “Other Information – Proposals Pursuant to SEC Rule 14a-8” later in this proxy statement. In addition, eligible shareholders are entitled to nominate and include in our proxy statement for our 2027 annual meeting Trustee nominees, subject to limitations and requirements in our Bylaws. See “Other Information – Proxy Access Trustee Nominees” later in this proxy statement. Any shareholder who wishes to propose any business at the 2027 annual meeting other than for inclusion in our proxy statement pursuant to Rule 14a-8 or nominees for election as Trustees pursuant to the proxy access provisions in our Bylaws, must provide timely notice and satisfy the other requirements in our Bylaws. See “Other Information – Other Proposals and Nominees” later in this proxy statement. Proposals should be sent via registered, certified, or express mail to Shawn Neuman, Senior Vice President, General Counsel and Secretary, Brandywine Realty Trust, 2929 Arch Street, Suite 1800, Philadelphia, Pennsylvania 19104.

Will I Receive a Copy of the Annual Report and Form 10-K?

We have furnished our 2025 Annual Report with this proxy statement. The 2025 Annual Report includes our audited financial statements, along with other financial information about us, and is not part of the proxy solicitation materials.

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2026 PROXY STATEMENT

You may obtain a free copy of our Form 10-K, which also includes the audited financial statements of Brandywine Operating Partnership, L.P., our operating partnership subsidiary, by one of the following:

Accessing our Internet site at http://www.brandywinerealty.com and clicking on the “Investor Relations” link	Writing to our Senior Vice President, General Counsel and Secretary, Shawn Neuman, at 2929 Arch Street, Suite 1800 Philadelphia, Pennsylvania 19104	Calling Mr. Neuman at: (610) 832-7756

You may also obtain a copy of our Form 10-K and other periodic filings and current reports from the SEC’s EDGAR database at www.sec.gov.

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How Can I Access the Proxy Materials Electronically?

This proxy statement and our 2025 Annual Report are available on our website at www.proxyvote.com. Instead of receiving copies of future annual reports, proxy statements, proxy cards and Notices of Internet Availability of Proxy Materials, by mail, shareholders may elect to receive an email that will provide electronic links to our proxy materials and the proxy voting site. Choosing to receive your future proxy materials or Notices of Internet Availability of Proxy Materials online will save us the cost of producing and mailing documents to you and help conserve natural resources. You may sign up for electronic delivery by visiting www.proxyvote.com.

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GATHER FOOD HALL

In October, Brandywine opened Gather Food Hall on the ground floor of the historic Bulletin Building. This 13,000 square-foot space provides all-new options to eat and drink in the neighborhood, adding to nearby spots Walnut Street Café, Sunset Social, The Post, Garces Trading Company, and Starbucks, with more to come at Schuylkill Yards.

Gather Food Hall at Schuylkill Yards, Philadelphia, PA

BRANDYWINE REALTY TRUST

Proposal 1: Election of Trustees

We first ask that you vote to elect to our Board each of the six persons nominated by our Board of Trustees to serve for a term expiring at the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified. Each of the six nominees is currently a Trustee. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of Trustees.

Trustee Criteria, Qualifications, Experience and Tenure

We are a publicly traded, full-service, integrated real estate company in the United States with a core focus in the Philadelphia and Austin markets. Organized as a real estate investment trust (REIT), we own, develop, lease and manage principally an urban, town center and transit-oriented portfolio comprising 120 properties and approximately 20.0 million square feet as of December 31, 2025.

Our business and affairs are managed under the direction of our Board of Trustees. Our Corporate Governance Principles contain Board membership qualifications and we strive for a mix of skills, experience and perspectives that foster a dynamic and effective Board. In selecting nominees, the Board and its Corporate Governance Committee assess the independence, character and acumen of candidates and endeavor to establish areas of core competency of the Board, including, among others, industry knowledge and experience; management, accounting and finance expertise; and demonstrated business judgment, leadership and strategic vision. Moreover, our Board values a variety of backgrounds, experiences, perspectives and leadership in different fields when identifying nominees.

Our Board and its Corporate Governance Committee consider Trustee tenure in making Board nomination decisions and believe that it is desirable to maintain a mix of longer-tenured, experienced Trustees and newer Trustees with fresh perspectives. We also believe that longer-tenured, experienced Trustees are a significant strength of the Board, given Brandywine’s size and range of activities.

Below, we identify the key experiences, qualifications and skills our Trustee nominees bring to the Board and that the Board considers important in light of our business and industry.

➢

Industry Knowledge and Experience. We seek Trustees with experience as executives or directors or in other leadership positions, including in commercial real estate, finance and accounting, because our success depends on acquiring, developing and leasing attractive real estate for the communities in which we have a presence, and raising and investing capital prudently to grow our portfolio with high-yielding assets. We believe this experience is critical to the Board’s ability to understand our portfolio and business, assess our competitive position within the commercial real estate markets in which we operate, assess the strengths and weaknesses of our competitors, maintain awareness of trends and innovations in commercial real estate and real estate capital markets, and evaluate potential acquisitions and our acquisition and growth strategy.

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2026 PROXY STATEMENT

➢

Management, Accounting and Finance Expertise. We believe that an understanding of management practices, finance and financial reporting processes is important for our Trustees. We value management experience as it provides a practical understanding of organizations, processes, strategies, risk management and the methods to drive change and growth that permit the Board to identify and recommend improvements to our operations, leasing and marketing approaches and portfolio strategy. A strong understanding of accounting and finance is important for ensuring the integrity of our financial reporting and critically evaluating our performance. We currently have two Trustees who qualify as audit committee financial experts and expect all of our Trustees to be financially knowledgeable.

➢

Business Judgment, Leadership and Strategic Vision. We believe that Trustees with experience in significant leadership positions demonstrate excellent business judgment, leadership skills and strategic vision. We seek Trustees with these characteristics as they bring special insights to Board deliberations and processes. We also believe that Trustees who have served as senior executives are in a position to challenge management and contribute practical insight into business strategy and operations. In addition, many of our Trustees have experience as directors or trustees of academic, research, nonprofit, and philanthropic institutions, and bring valuable perspectives from these experiences.

➢

Governance Expertise. A deep understanding of a corporate board’s duties and responsibilities enhances Board effectiveness and helps to ensure independent oversight that is aligned with shareholder interests.

The Board and its Corporate Governance Committee evaluate the Board’s composition in the context of the variety of experiences and perspectives that the Trustees collectively bring to the boardroom.

Their backgrounds provide the Board with vital insights in areas such as:

Commercial Real Estate	Accounting and Financial	Risk Management

Mergers and Acquisition	Business Administration and Operations	Governmental and Regulatory Affairs

Marketing and Sales	Capital Deployment and Capital Markets	Executive Leadership and Talent Development

Tenant and Customer Perspective	Sustainability and Corporate Responsibility	Technology & Cybersecurity

The key experiences, qualifications and skills of each Trustee that the Board considered in his or her nomination are included below the Trustees’ individual biographies on the following pages. The Board concluded that each nominee should serve as a Trustee based on these key experiences, qualifications, and skills, as well as the Board’s knowledge of each nominee, including the insight and collegiality each nominee is expected to bring to the Board’s functions and deliberations.

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Annual Board Evaluation Process

The Board recognizes that a robust and constructive evaluation process is an essential part of good corporate governance and board effectiveness. The evaluation processes utilized by the Board are designed and implemented under the direction of the Corporate Governance Committee and aim to assess Board and Committee effectiveness as well as individual Trustee performance and contribution levels. The Corporate Governance Committee and full Board consider the results of the annual evaluations in connection with their review of Trustee nominees to ensure the Board continues to operate effectively.

Each year, our Trustees complete governance questionnaires and self-assessments. In addition, the Chair of the Corporate Governance Committee coordinates in-depth interviews with each of our Trustees to solicit their feedback. These questionnaires and assessments and feedback from the interviews facilitate a candid assessment of: the Board’s performance in areas such as business strategy, risk oversight, talent development and succession planning and corporate governance; the Board’s structure, composition and culture; and the mix of skills, qualifications and experiences of our Trustees.

Trustees; Nominees

The Board, upon the recommendation of the Corporate Governance Committee, has nominated each of the six individuals identified below for election at the annual meeting and unanimously recommends that shareholders vote FOR the election of each of the nominees as Trustee. Each nominee is currently a Trustee and each nominee has agreed to serve if elected. The Trustees have no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the annual meeting. If any nominee is unable or unwilling for good cause to serve on our Board, the persons named in the proxy will use their discretion in selecting and voting for a substitute candidate or the Board may reduce the number of Trustees. Each individual elected as a Trustee at the meeting will serve for a term expiring at the next annual meeting of shareholders and until his or her successor is elected and qualified.

NAME	AGE	TRUSTEE SINCE	CURRENT POSITION
James C. Diggs	77	2011	Non-Executive Chair of the Board and Trustee
Gerard H. Sweeney	69	1994	President, Chief Executive Officer and Trustee
Reginald DesRoches	58	2021	Trustee
H. Richard Haverstick, Jr.	73	2016	Trustee
Joan Lau	55	2023	Trustee
Charles P. Pizzi	75	1996	Trustee

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Experience, Qualifications, Attributes and Skills

	DIGGS	SWEENEY	DESROCHES	HAVERSTICK	LAU	PIZZI

Commercial Real Estate	«	«	«	«		«

Accounting and Financial	«	«		«	«	«

Risk Management	«	«	«	«	«

Mergers and Acquisitions	«	«		«	«	«

Business Administration and Operations	«	«	«	«	«	«

Governmental and Regulatory Affairs	«	«	«	«	«	«

Marketing and Sales	«	«	«		«	«

Capital Deployment and Capital Markets	«	«		«	«	«

Executive Leadership and Talent Development	«	«	«	«	«	«

Tenant and Customer Perspective		«		«	«	«

Sustainability and Corporate Responsibility	«	«	«	«	«	«

Technology & Cybersecurity		«	«	«	«

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The following are biographical summaries of the individuals nominated for election at the annual meeting.

James C. Diggs

Non-Executive Chair of the Board and Independent Trustee

Mr. Diggs was first elected a Trustee on March 21, 2011 and was appointed our non-executive Chair of the Board on May 18, 2022.

From 1997 until his retirement in June 2010, Mr. Diggs served as Senior Vice President and General Counsel of PPG Industries, Inc. (NYSE: PPG) (“PPG”), a producer of coatings and glass products. From 2004 to September 2009, Mr. Diggs also served as Corporate Secretary of PPG. Prior to joining PPG, Mr. Diggs was a Vice President and Assistant General Counsel of TRW Inc. and a former Assistant U.S. Attorney for the U.S. Department of Justice in Cleveland. Additionally, from 2001 to 2024, Mr. Diggs served as a Member of the Board of Allegheny Technologies.

Mr. Diggs holds both his bachelor's degree and his J.D. from Case Western Reserve University.

Qualifications, Attributes, Skills and Experience: Legal and risk oversight expertise; complex regulatory; environment, health and safety; financial reporting; accounting and controls; executive leadership; and corporate and community experience.

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2026 PROXY STATEMENT

Gerard H. Sweeney

President, Chief Executive Officer and Trustee

Mr. Sweeney has served as President, Chief Executive Officer and Trustee of Brandywine since the Company’s founding in 1994. Mr. Sweeney has overseen the growth of Brandywine from four properties and a total market capitalization of less than $5 million to a multi-billion dollar total market capitalization. Prior to 1994, Mr. Sweeney served as Vice President of LCOR, Incorporated (“LCOR”), a real estate development firm. Mr. Sweeney was employed by the Linpro Company (a predecessor of LCOR) from 1983 to 1994 and served in several capacities, including Financial Vice President and General Partner. During this time, Mr. Sweeney was responsible for the marketing, management, construction, asset management and financial oversight of a diversified portfolio consisting of urban high-rise, mid-rise, flex, warehouse and distribution facilities, retail and apartment complexes. Mr. Sweeney holds a B.S. in Economics from West Chester University in West Chester, Pennsylvania.

Mr. Sweeney is a member of the National Association of Real Estate Investment Trusts, the Urban Land Institute, Chairman of the Schuylkill River Development Corporation, Chairman of the Center City District Foundation, and former Chairman of the board for the Philadelphia Regional Port Authority. Additionally, Mr. Sweeney serves on the boards of several other Philadelphia-based organizations. Mr. Sweeney is also co-founder and co-CEO of Bonomo Turkish Taffy LLC.

Qualifications, Attributes, Skills and Experience: Senior executive, with ability to drive and oversee our business strategy; detailed knowledge and unique perspective regarding our strategic and operational opportunities and challenges and our competitive and financial positioning.

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Reginald DesRoches

Independent Trustee

Dr. DesRoches was first elected a Trustee on May 18, 2021. Dr. DesRoches was appointed President of Rice University on July 1, 2022. Prior to that, he served as Rice University’s Provost since 2020. As the University’s President, Dr. DesRoches is the chief administrative officer of the University and its 7,500 students, seven schools and more than 700 faculty. He is responsible for advancing the University’s teaching, research, and service mission and providing leadership and direction for all aspects of the University.

Dr. DesRoches previously served as the Williams and Stephanie Sick Dean of Engineering at the George R. Brown School of Engineering at Rice University. Prior to that, he was chair of the School of Civil & Environmental Engineering at Georgia Tech.

A member of the National Academy of Engineering, Dr. DesRoches’ distinctive research record has been recognized for its impact and innovation. He is a fellow of the American Society of Civil Engineers and the Structural Engineering Institute, chairs the advisory board of the Natural Hazards Engineering Research Infrastructure (NHERI) Simulation Center, is on the Haliburton Labs Clean Energy Accelerator advisory board, and is on the board of directors of Texas Instruments Incorporated (Nasdaq: TXN). Dr. DesRoches previously served as chair of the National Construction Safety Team Advisory Committee (NCST).

He received his B.S. in Mechanical Engineering, and Ph.D. in Civil Engineering, both from the University of California, Berkeley.

Qualifications, Attributes, Skills and Experience: Commercial real estate; risk management; business administration and operations; governmental and regulatory affairs; marketing and sales; executive leadership and talent development; sustainability and corporate responsibility; technology.

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2026 PROXY STATEMENT

H. Richard Haverstick, Jr.

Independent Trustee

Mr. Haverstick was first elected a Trustee on December 6, 2016. Mr. Haverstick is an emeritus trustee and former chair of the Board of Trustees of Jefferson Health and Thomas Jefferson University and also served as Interim CEO of Jefferson Health and President of Thomas Jefferson University. He also currently serves as the co-chair of the President's Leadership Council at Temple University, as the chair of the Board of Visitors of the Temple University Fox School of Business and as the chair of the advisory board to the accounting department at Temple University. Mr. Haverstick previously served as trustee and audit committee member of Actua Corporation, the BMT Investment Fund and the Global Beta ETF Series of Funds.

Mr. Haverstick spent nearly 40 years with Ernst & Young LLP, where he served in many senior leadership roles, including managing partner of the Philadelphia Office, Global Financial Services partner, MidAtlantic and Southeast Region banking leader and Mid-Atlantic Region partner-in-charge of human resources.

Mr. Haverstick has served in a variety of roles at civic and charitable organizations including board positions with The Greater Philadelphia Chamber of Commerce, The Greater Philadelphia CEO Council for Growth, the Philadelphia Bar Foundation, The Southeast Pennsylvania Chapter of the American Red Cross, The Philadelphia Arts and Business Council, the Penjerdel Council, the Greater Philadelphia First Corporation and Movement Theater International. Mr. Haverstick holds a bachelor’s degree in Business Administration from Temple University’s Fox School of Business.

Qualifications, Attributes, Skills and Experience: Financial expertise, including in financial reporting, accounting and controls; risk management; finance; executive leadership; and corporate and community experience.

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Joan Lau, PhD

Independent Trustee

Dr. Lau was first elected a Trustee on December 6, 2022, effective as of February 1, 2023. Dr. Lau brings to the Board more than 20 years of executive leadership experience, including as chief executive officer, chief operating officer and director. In 2016, Dr. Lau co-founded Talee Bio, renamed Spirovant Sciences Inc. subsequent to its acquisition, a company focused on the discovery and development of gene therapies for respiratory diseases. Dr. Lau became, and continues as, its Chief Executive Officer. Since 2013, Dr. Lau has been a co-founder and partner of Militia Hill Ventures, a firm that creates and builds innovative life science entities. Dr. Lau also serves as director of the Philadelphia Orchestra and Kimmel Center, Inc., RiboNova Inc. and Rockwell Medical; and trustee of the University of Pennsylvania. Dr. Lau previously served as a director of Renovacor, Inc.

Dr. Lau earned an MBA from the Wharton School at the University of Philadelphia, a PhD in Medical Neuroscience from the University of Cincinnati College of Medicine, and a BSE in Bioengineering from the University of Pennsylvania.

Qualifications, Attributes, Skills and Experience: Accounting and financial; risk management; mergers and acquisitions; business administration and operations; governmental and regulatory affairs; marketing and sales; capital deployment and capital markets; executive leadership and talent development; tenant and customer perspective; sustainability and corporate responsibility; and technology.

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2026 PROXY STATEMENT

Charles P. Pizzi

Independent Trustee

Mr. Pizzi was first elected a Trustee on August 22, 1996. Mr. Pizzi is the retired president, director and chief executive officer of Tasty Baking Company, manufacturer of Tastykake branded snack cakes. He served in these positions from 2002 to May 2011. Prior to leading Tasty Baking Company, Mr. Pizzi served as president and chief executive officer of the Greater Philadelphia Chamber of Commerce, vice-chairman of the American Chamber of Commerce Executives and chairman of the Metro Council of Presidents.

His career includes work with the transition teams for the former Pennsylvania Governor Tom Ridge and the former Philadelphia Mayor Ed Rendell, as well as commerce director for the City of Philadelphia. Mr. Pizzi currently serves as the chairman of the board of directors of Independence Health Group, where he has been a member since 1991; a trustee emeriti of Drexel University; a director of Mistras Group Inc.; and a director of Future Standard Specialty Fund. Mr. Pizzi was a director of the Federal Reserve Bank of Philadelphia from 2006 to December 2011, serving as chairman from January 2010 to December 2011. He also previously served as a director of the Philadelphia Stock Exchange from 1998 until it was acquired by NASDAQ in July 2008; on the board of governors of NASDAQ OMX PHLX, Inc. from August 2008 to March 2009; as a director of Allied Security Holdings LLC from 2011 to 2016; as a director of PHH Corporation from 2011 to 2018; and as a trustee of Pennsylvania Real Estate Investment Trust from 2013 to 2024. Mr. Pizzi holds a bachelor’s degree from LaSalle University and a master’s degree from the University of Pennsylvania.

Qualifications, Attributes, Skills and Experience: Government and public policy; finance; financial reporting, accounting and controls; capital markets; risk management; extensive financial and risk oversight experience; executive leadership.

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Committees of the Board of Trustees

Our Board of Trustees has standing Audit, Compensation, Corporate Governance and Executive Committees.

The table below provides 2025 membership information for each of the Board Committees and 2025 meeting information.

							2025 Meetings
	DIGGS	SWEENEY	DESROCHES	HAVERSTICK	LAU	PIZZI

Audit				(Chair)			11

Compensation						(Chair)	6

Corporate Governance					(Chair)		3

Executive		(Chair)					2

Audit Committee

Our Audit Committee assists our Board in overseeing:

➢	the quality and integrity of our financial statements;

➢	our compliance with legal and regulatory requirements;

➢	the independence, qualifications and performance of our independent auditors and the performance of our internal audit function;

➢

our policies and practices for risk assessment and risk management, including risks related to financial statements, financial reporting and disclosure processes, financial and other internal controls,

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accounting, legal/compliance matters, information technology and cybersecurity and data privacy, and steps taken by management to control these risks; and

➢	related party transactions.

Our Audit Committee has sole authority to appoint, compensate, oversee and replace our independent registered public accounting firm. Our Audit Committee reviews our independent registered public accounting firm's internal quality-control procedures, assesses its independence and reviews all relationships between us and our independent registered public accounting firm.

Our Audit Committee:

➢	Approves the scope of the annual internal and external audit;

➢	Pre-approves all audit and non-audit services and the related fees;

➢	Reviews our consolidated financial statements and disclosures in our reports on Form 10-K and Form 10-Q;

➢	Monitors our system of internal controls over financial reporting and reviews the integrity of our financial reporting process;

➢

Establishes and oversees procedures for (a) complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

➢

Reviews disclosures from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independence of accountant’s communications with the audit committee; and

➢	Oversees management’s governance and management of cybersecurity risks and strategies.

Our Audit Committee relies on the expertise and knowledge of management, our internal auditors, and our independent registered public accounting firm in carrying out its oversight responsibilities.

Each member of our Audit Committee is independent within the meaning of the SEC regulations, the listing standards and requirements of the New York Stock Exchange and our Corporate Governance Principles. Each member is financially literate, knowledgeable and qualified to review financial statements. The charter of our Audit Committee requires such independence and financial literacy as a condition to continued membership on the Audit Committee. Mr. Haverstick and Dr. Lau are qualified as “audit committee financial experts” under SEC regulations.

Compensation Committee

Our Compensation Committee is responsible for:

➢	reviewing, evaluating and approving compensation plans and programs for our Trustees and senior executives;

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➢

annually reviewing and approving corporate goals and objectives relevant to compensation of our President and CEO and other senior executives and evaluating performance in light of these goals and objectives;

➢

reviewing and discussing with the full Board, and overseeing risk management related to, our compensation philosophy and programs and whether our compensation programs for employees create incentives for employees to take inappropriate or excessive risk; and

➢

retaining and terminating any consultant or outside advisor to the Compensation Committee (and the Compensation Committee has sole authority to approve any such consultant’s or advisor’s fees and other terms of engagement).

Our Compensation Committee has retained Pay Governance LLC as its independent consultant. We describe the role of the Compensation Committee’s consultant in the “Compensation Discussion and Analysis” later in this proxy statement.

Each member of our Compensation Committee meets the independence requirements of the New York Stock Exchange and our Corporate Governance Principles. The charter of our Compensation Committee requires such independence as a condition to continued membership on the Compensation Committee.

For information on the process and procedures of our Compensation Committee, please see “Compensation Discussion and Analysis - Oversight of Executive Compensation.”

Corporate Governance Committee

Our Corporate Governance Committee is responsible for:

➢	identifying and recommending individuals qualified to become members of our Board;

➢	recommending to our Board any changes in our Corporate Governance Principles;

➢	leading our Board in its annual review of Board performance, and making recommendations regarding Board and Board Committee structure, organization, membership, function and effectiveness;

➢	recommending to our Board Trustee nominees for each Board Committee;

➢	assisting our Board in succession planning and talent development, including in identifying and evaluating potential successors to the President and Chief Executive Officer;

➢	overseeing our sustainability and corporate social responsibility practices and initiatives;

➢	arranging for continuing Trustee education; and

➢	arranging for an orientation for new Trustees.

Each member of the Corporate Governance Committee meets the independence requirements of the New York Stock Exchange and our Corporate Governance Principles. The charter of our Corporate Governance Committee requires such independence as a condition to continued membership on the Corporate Governance Committee.

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Executive Committee

Our Executive Committee has authority to approve certain significant acquisitions, dispositions and other investments, subject to limitations set by the Board.

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BRANDYWINE REALTY TRUST

Trustee Independence; Independence Determination

No Trustee qualifies as independent unless our Board affirmatively determines that the Trustee has no material relationship with us, directly or as a partner, share owner, or officer of an organization that has a relationship with us.

Our Board has adopted standards that are set forth in our Corporate Governance Principles, which meet the listing standards of the New York Stock Exchange and assist our Board in its evaluation of each Trustee’s independence. A Trustee who has any of the following relationships or arrangements will not qualify as independent:

➢	The Trustee is, or has been within the last three years, an employee of ours, or an immediate family member of the Trustee is, or has been within the last three years, an executive officer of ours.

➢

The Trustee has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us (excluding compensation in the form of Board fees and Board Committee fees and pension or other forms of deferred compensation not contingent on continued service).

➢

(A) The Trustee is a current partner or employee of a firm that is our internal or external auditor; (B) the Trustee has an immediate family member who is a current partner of such a firm; (C) the Trustee has an immediate family member who is a current employee of such a firm and personally works on the audit of our financial statements; or (D) the Trustee or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time.

➢

The Trustee or an immediate family member of the Trustee is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee.

➢

The Trustee is a current employee, or an immediate family member of the Trustee is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

In its assessment of Trustee independence, our Board considers all commercial, charitable and other transactions and relationships (including tenure of Board service) that any Trustee or member of his or her immediate family may have with us, with any of our affiliates, or with any of our consultants or advisers. Our Board applies the same criteria for assessing independence for purposes of each of the Audit Committee, Compensation Committee and Corporate Governance Committee. Furthermore, in its assessment of a Trustee’s independence for service on the Compensation Committee, our Board considers all factors the Board believes specifically relevant to determining whether the Trustee has a relationship which is material to such Trustee’s ability to be independent from management in connection with his or her duties as a member of the Compensation Committee, including but not limited to any compensation payable to such Trustee. In addition, no member of the Audit Committee or Compensation Committee may accept directly or indirectly any consulting, advisory or other compensatory fee from us (other than fees for service as a Trustee and member of a Board Committee) or be an affiliate of us.

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Our Board has affirmatively determined that Dr. DesRoches and Dr. Lau and each of Messrs. Diggs, Haverstick and Pizzi is independent under the standards of the New York Stock Exchange and those set forth in our Corporate Governance Principles and that the Audit Committee, Compensation Committee and Corporate Governance Committee are comprised exclusively of independent Trustees.

Our Board did not determine Mr. Sweeney to be independent because of his position as our President and Chief Executive Officer.

Corporate Governance

Governance Compliance

Our policies and practices comply with the listing requirements of the New York Stock Exchange and the requirements of the Sarbanes-Oxley Act of 2002. Our Board and Corporate Governance Committee regularly evaluate our corporate governance policies and practices in light of changing regulatory requirements and evolving best practices.

Board Leadership Structure

Our Board believes that independent Board leadership is a critical component of our corporate governance. Mr. Sweeney is our President and Chief Executive Officer and a Trustee, and Mr. Diggs currently serves as Chair of the Board and our Lead Independent Trustee, a position he has held since 2022. As Chair and Lead Independent Trustee, Mr. Diggs presides at Board meetings and at executive sessions of non-management Trustees, oversees the agenda of Board meetings, provides guidance to our President and Chief Executive Officer as to Board views and perspectives, particularly on our strategic direction, and is available to shareholders and other parties interested in communicating with our non-management Trustees.

As President and Chief Executive Officer, Mr. Sweeney is responsible for our day-to-day operations, engaging with shareholders and external constituents, developing our future leaders and executing our strategy. The Board believes that its leadership structure, when combined with the composition of the Board, the strong leadership of our non-management Trustees, Board committees, Chair and Lead Independent Trustee, and our corporate governance structures and processes in place, (i) achieves independent oversight and evaluation of our senior management; (ii) assures effective communication between the Board and senior management on corporate strategy; and (iii) fosters effective decision-making and accountability.

The Board maintains processes that provide it with opportunities to examine and reassess the effectiveness of our Board leadership structure, including the performance of our President and Chief Executive Officer and our Chair and Lead Independent Trustee. These topics are reviewed through annual evaluations, under the oversight of our Corporate Governance Committee.

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Our Board believes that our Bylaws and Corporate Governance Principles help ensure that strong and independent Trustees continue to play the central oversight role necessary to maintain our commitment to good corporate governance. Under our Articles of Amendment and Restatement of Declaration of Trust, Bylaws and Corporate Governance Principles, our Board maintains the following practices, in addition to those described above:

Trustees stand for election annually by majority vote.

Under our Articles of Amendment and Restatement of Declaration of Trust, all Trustees are elected annually. In addition, our Bylaws require that we use a majority-voting standard in uncontested Trustee elections in which a Trustee nominee must receive more votes cast “for” than “against” in order to be elected.

Our Trustees regularly interact with management.

Consistent with our philosophy of empowering each member of our Board, each Trustee has complete and open access to any member of management and to the Chair of each Board committee for the purpose of discussing any matter related to the work of such committee.

Our Trustees are encouraged to engage with shareholders.

If any of our major shareholders asks to speak with any Trustee on a matter related to the Company, we encourage that Trustee to make himself or herself available and we will facilitate such interaction.

Our independent Trustees hold regular executive sessions.	Our independent Trustees meet at regularly scheduled executive sessions without management present. The Board Chair and Lead Independent Trustee presides at these meetings.
Our Trustees can request special Board meetings.	Special meetings of the Board can be called by the Board Chair and Lead Independent Trustee or President and Chief Executive Officer or by a majority of the Trustees.
Our Bylaws provide shareholders a meaningful proxy access right.

Our Bylaws provide shareholders a meaningful proxy access right and include the following terms: 3% ownership threshold and 3-year holding period requirement; a cap on the number of Trustee nominees at two or 25%, whichever is greater; and a shareholder group aggregation limit of 25.

Our Bylaws provide shareholders a right to call a special meeting.	Our Bylaws provide holders of 10% or more of all of the votes entitled to be cast the right to call a special meeting, subject to the terms of our Bylaws.
Our Bylaws may be amended by our shareholders.

Our shareholders have the power to adopt, amend, alter or repeal any provision of our Bylaws, and to make new Bylaws, by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Talent Development; Succession Planning; Board Refreshment

Assisted by our Corporate Governance Committee, our Board assesses succession planning and talent development for key executives and company leadership. Assessments focus on succession in the event of the unexpected incapacity of our President and Chief Executive Officer as well as on talent development for key executives. Our Corporate Governance Principles provide that our President and Chief Executive Officer should at all times make available to the Board, on a confidential basis, his recommendations and evaluations

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of potential successors. Fundamentally, the Board’s executive succession planning is a continuous, interactive process that takes into account the Company’s operating plans and strategic goals and that seeks to attract, develop and retain a talent-rich pool of executives.

In addition, we are committed to Board succession planning and recognize the value in adding Trustees with new perspective to the Board. The Board review process involves discussion and planning for both Trustee succession and Board Committee rotation. By developing and following a long-range strategic succession plan, the Board has an ongoing opportunity to: (i) evaluate the depth and variety of experience of our Board; (ii) expand and replace key skills, qualifications and experiences that support our strategies; and (iii) maintain a balanced mix of tenures. Two of our six Trustee nominees will have tenures of five years or fewer upon their election at the annual meeting and our Board composition reflects our commitment to having a mix of background and experiences that we believe supports our current business and strategies.

Trustee Orientation and Continuing Education

We provide our new Trustees with comprehensive orientation, which is overseen by our Corporate Governance Committee. Trustee orientation familiarizes new Trustees with our business and strategic plans, significant financial, accounting and risk management issues, compliance programs, policies and controls, and our principal officers. The orientation also addresses Board procedures, Board Committees and Committee charters and our Corporate Governance Principles. Our Corporate Governance Principles formalize our support for Trustee participation in continuing education sessions on business-related topics, corporate governance developments, SEC initiatives and regulatory changes, and other current topics, such as cybersecurity, pertinent to our Board and Board Committees.

Prohibition on Classification of Board without Shareholder Approval Repealing Opt-out of Classified Board Provision of Maryland’s Unsolicited Takeovers Act

Our Board has adopted a resolution prohibiting us from electing to be subject to the classified board provision of Title 3, Subtitle 8 of the Maryland General Corporation Law (the “MGCL”) without a shareholder vote. Title 3, Subtitle 8 of the MGCL is commonly referred to as the Maryland Unsolicited Takeovers Act, or MUTA. As a result of our opt-out, the Board is prohibited from becoming classified under Section 3-803 of the MGCL unless a proposal to repeal that prohibition is approved by the affirmative vote of at least a majority of the votes cast on the matter by our shareholders entitled to vote generally in the election of trustees.

Shareholder Outreach and Engagement

We value the views of our shareholders and regularly solicit input from them throughout the year, including through meetings with members of management, on topics such as portfolio strategy, capital allocation, corporate liquidity, corporate governance and corporate social responsibility. Our direct shareholder engagement is in addition to our customary participation at industry and investment community conferences, investor road shows, and analyst meetings. We also respond to individual shareholders who provide feedback about our business, and we remain committed to robust engagement as a cornerstone of our corporate governance. In 2025, we met with approximately 69 institutional investors, held 6 analyst meetings, conducted several investor meetings and property tours, and attended multiple investor conferences.

Executive and Trustee Share Ownership Requirements

We maintain minimum share ownership requirements for our executives and Trustees. We have summarized these requirements later in this proxy statement under “Compensation Discussion and Analysis - Additional

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Executive Compensation Policies and Practices - Share Ownership Requirements” for our executives and under “Proposal 1: Election of Trustees - Trustee Nominations - Trustee Compensation” for our Trustees.

Insider Trading Policy, including Prohibition on Pledging and Hedging our Securities

Our Board has adopted an insider trading policy governing the purchase, sale and other transactions in our securities by our Trustees, officers and employees. In addition, our Code of Business Conduct and Ethics addresses restrictions on trading in securities and references our insider trading policy. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. Our insider trading policy and our Code of Business Conduct and Ethics are filed with the SEC as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2025 and are available on our website (www.brandywinerealty.com).

Our insider trading policy also prohibits our Trustees, officers and employees from hedging their ownership or offsetting any decline in the market value of our shares, including by trading in publicly-traded options, puts, calls or other derivative instruments related to our shares. Our Trustees, officers and employees are also prohibited from pledging our shares as collateral for loans.

Certain of our Trustees and officers may adopt written trading plans that meet the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”). Rule 10b5-1 allows persons who may be considered insiders of an issuer to adopt pre-arranged written plans for trading specified amounts of shares. Rule 10b5-1 trading plans establish predetermined trading parameters that, among other things, do not permit the person adopting the trading plan to exercise subsequent influence over how, when or whether to effect trades. Once a Rule 10b5-1 trading plan has been properly adopted, trades may be executed pursuant to the terms of the trading plan at times when the person would otherwise be restricted from trading (e.g., during a closed trading window). Rule 10b5-1 trading plans are designed to allow individuals to purchase or sell shares in an orderly fashion for asset diversification, liquidity, tax planning and other purposes when they might otherwise be restricted from doing so due to material, non-public information that they might possess at the time of the purchase or sale.

Our insider trading policy contains policies and procedures governing the use of Rule 10b5-1 trading plans relating to our securities. Under these policies and procedures, our Trustees, officers and employees may enter into a new Rule 10b5-1 trading plan or amend an existing trading plan only during an open trading window and only if they are not in possession of any material non-public information concerning us at the time. In addition, trades by our Trustees and executive officers pursuant to a new or amended Rule 10b5-1 trading plan are subject to a “cooling off” period and may not be made until the later of (i) 90 days after the adoption or amendment of such trading plan, or (ii) two business days following the disclosure of our financial results in a Form 10-Q or Form 10-K for the completed fiscal quarter in which such trading plan was adopted or amended (with a maximum required cooling-off period of 120 days after adoption or amendment of such trading plan); and trades by our other employees may not be made under a Rule 10b5-1 trading plan until 30 days after adoption or amendment of such trading plan.

The adoption, amendment, and termination of Rule 10b5-1 trading plans and non-Rule 10b5-1 trading arrangements by our Trustees and executive officers, as well as purchase and sale transactions under Rule 10b5-1 trading plans and non-Rule 10b5-1 trading arrangements by our Trustees and executive officers, will be disclosed publicly through filings with the SEC to the extent required.

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Code of Conduct

We maintain a Code of Business Conduct and Ethics (“Code”), which is available on our website (www.brandywinerealty.com), and is applicable to our Trustees, officers and employees. The Code reflects and reinforces our commitment to integrity in our business. Any amendments to or waivers of the Code for executive officers or Trustees may only be made by the Board or by the Audit Committee (which is composed solely of independent Trustees) and will be disclosed promptly as required by law or stock exchange regulation, and, in addition, amendments to or waivers that apply to our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and that relate to any matter enumerated in Item 406(b) of Regulation S-K promulgated by the SEC will be disclosed on our website (www.brandywinerealty.com). We also notify our vendors annually of our commitment to the highest ethical standards and the restrictions in our Code on improper payments and gratuities to our personnel.

Hotline Submissions

Our Audit Committee has established procedures, set forth in our Code of Business Conduct and Ethics, for the submission of complaints about violations or suspected violations of the Code, including with respect to our accounting, internal accounting controls or auditing matters. There is a hotline for anonymous concerns regarding violations or suspected violations of the Code. Any financial matters reported through the hotline will be reported to the Chair of our Audit Committee. Our current hotline number is (844) 848-6595.

Availability of Committee Charters; Corporate Governance Principles; Code of Business Conduct and Ethics; Vendor Code of Conduct and Ethics; and Human Rights Policy

Our Board has adopted, and annually reviews, charters for each of the Audit, Compensation, Corporate Governance and Executive Committees. These charters and our Corporate Governance Principles, Code of Business Conduct and Ethics, Vendor Code of Conduct and Ethics and Human Rights Policy are available on our website (www.brandywinerealty.com) and we will also make available in print copies of these documents to any shareholder, without charge, upon request.

Board Oversight of Strategy and Board’s Role in Risk Oversight

One of the Board’s primary responsibilities is overseeing management’s establishment and execution of our corporate strategy and the associated risks. The full Board oversees strategy and strategic risk through robust and constructive engagement with management, taking into consideration our key priorities, national and regional trends impacting our business and disruptors to our business. The Board’s oversight of our strategy primarily occurs through extensive annual and quarterly reviews of our strategic plans. During these reviews, management provides the Board with its view of the key commercial and strategic risks and opportunities that we face; and the Board provides management with feedback on whether management has identified the key risks and opportunities and is taking appropriate responsive actions. In addition to annual and quarterly reviews, because our strategic initiatives are subject to rapidly evolving business dynamics, the Board regularly receives updates on key strategic initiatives throughout the year to ensure progress is being made against goals, understand where adjustments or refinements to strategy may be appropriate and stay current on issues impacting the business.

Our Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management’s

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risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance, cybersecurity, artificial intelligence, and data privacy and reputational risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below.

Primary Areas of Risk Oversight
Audit Committee

Risks and exposures associated with financial matters, particularly financial reporting, accounting, disclosure, internal control over financial reporting, tax (including compliance with REIT rules), technology, cybersecurity, artificial intelligence and data privacy, financial policies, investment guidelines, development and leasing, and credit and liquidity matters.

Compensation Committee

Risks and exposures associated with executive compensation programs and arrangements, including risks of inappropriate behavior related to incentive compensation plans. See “Compensation Discussion and Analysis - Additional Compensation Information - Compensation and Risks.”

Corporate Governance Committee

Risks and exposures associated with leadership, succession planning and talent development; environmental, sustainability and corporate social responsibility policies and practices; and corporate governance policies and procedures.

Board Oversight of Cybersecurity and Data Privacy

Information security and privacy are of utmost importance to us to maintain the trust and confidence of our shareholders, tenants, employees and other stakeholders. Our Board recognizes the critical importance of developing, implementing, and maintaining cybersecurity measures to safeguard our information systems and protect the confidentiality, integrity, and availability of our data. We have strategically integrated cybersecurity risk management into our broader risk management framework to facilitate a company-wide awareness of cybersecurity risk management. Our management team works closely with our information technology (IT) department to continuously evaluate and address cybersecurity risks in alignment with our business objectives and operational needs. In 2025, we instituted a policy related to our use of artificial intelligence. We have implemented various information security processes designed to manage material risks from cybersecurity threats to our information systems and maintain the confidentiality, integrity and availability of our data. The Audit Committee is central to the Board’s oversight of management’s governance and management of cybersecurity risks and strategies. Management provides updates regarding cybersecurity risks to the Audit Committee at least quarterly, and a comprehensive briefing to the Board annually. These briefings include a review and discussion of (i) our cybersecurity, data privacy and other information technology risks and related risk management strategies, policies and procedures to protect our business systems and information, and (ii) strategies, policies and procedures to respond to potential security breach incidents, including communications plans and disaster recovery procedures.

In addition, our Board, through the Audit Committee, has ensured that cybersecurity remains a top priority in our strategic risk management process and receives regular, quarterly reviews of our cybersecurity strategy, led by the Chief Technology and Innovation Officer, to ensure continuous improvement and has also incorporated cybersecurity updates as a standing agenda item in its meetings to allow for proactive oversight and timely decision-making.

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Board Oversight of Sustainability and Corporate Social Responsibility

Our Board recognizes that oversight of sustainability and corporate social responsibility risks is another critical component of our risk oversight program. Oversight of sustainability and corporate social responsibility risks is provided by our Corporate Governance Committee, which has tasked management with reviewing these risk exposures and presenting risk analyses to the Committee and Board regularly. These efforts are led by our Senior Vice President of Operations and Sustainability, who, together with our executive leadership, drive our sustainability and corporate social responsibility strategy and associated goals, risks and opportunities. Such risks include, but are not limited to:

➢
Physical risks to our properties of climate change;
➢
Transitional risks of climate change, such as increasing energy costs, compliance and building regulations, and loss of tenant relationships as a result of lack of preparation; and
➢
Social risks, including those pertaining to employee health and wellbeing, employee engagement, employee safety and diversity and inclusion.

Disclosure Committee

We maintain an internal Disclosure Committee consisting of certain members of our executive management and senior employees. Our Disclosure Committee meets at least quarterly to bring together representatives from our core business lines and employees involved in the preparation of our financial statements so that the group may discuss any issues of which the members are aware that should be considered for disclosure in our public SEC filings. Our Disclosure Committee reports to our President and Chief Executive Officer and our Executive Vice President and Chief Financial Officer.

Trustee Nominations

In making its recommendations as to nominees for election to our Board, the Corporate Governance Committee may consider, in its sole judgment, recommendations of our President and Chief Executive Officer, other Trustees, shareholders and third parties. The Corporate Governance Committee may also retain third-party search firms to identify candidates. Shareholders desiring to recommend nominees should submit their recommendations in writing to our Board Chair, c/o Brandywine Realty Trust, 2929 Arch Street, Suite 1800, Philadelphia, Pennsylvania 19104. Recommendations from shareholders should include pertinent information as specified in our Bylaws concerning the proposed nominee’s background and experience.

Our Board’s Corporate Governance Principles set forth qualifications for Trustee nominees. Qualifications include:

➢	personal and professional ethics, integrity and values;
➢	inquiring and independent mind;
➢	practical wisdom and mature judgment;
➢	broad training and experience at the policy-making level in business, government, education or technology;

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➢	expertise that is useful to us and complementary to the background and experience of other Board members;
➢	willingness to devote the required amount of time to fulfill the duties and responsibilities of Board membership;
➢	commitment to serve on the Board over a period of years in order to develop knowledge about our operations; and
➢	involvement only in activities or interests that do not create a conflict with the nominee’s responsibilities to us and our shareholders.

The Corporate Governance Committee also considers such other factors as it deems appropriate, including the current composition of the Board. The Committee and Board believe that Board membership should reflect diversity in its broadest sense, including persons with a variety of skills, perspective and background. The Committee has not adopted a formal policy for the consideration of diversity in identifying candidates for the Board. The Committee and Board also consider the bearing of each Trustee’s tenure, and the tenure of the Board as a whole, on the Board’s mix of skills and experience, independence and access to new and varied perspectives. The Committee has not adopted different criteria for considering a candidate for nomination to the Board based on whether the party making the nomination is a Trustee, shareholder or third party.

If the Committee decides, on the basis of its preliminary review of a candidate, to proceed with further consideration of the candidate, members of the Committee and the Board interview the candidate. After completing its evaluation, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the candidate as a new Trustee. Our President and Chief Executive Officer, as a Trustee, participates in the Board’s determination.

As discussed above under “Corporate Governance - Proxy Access,” our Bylaws provide for proxy access. Proxy access enables eligible shareholders to include their nominees for election as trustees in our proxy materials for annual meetings. The proxy access provisions of our Bylaws permit up to 25 shareholders owning at least three percent of our common shares continuously for three years to nominate up to the greater of (i) two and (ii) 25 percent of the number of Trustees then serving. The complete text of our Bylaws is available on our website (www.brandywinerealty.com).

Communications with the Board

Shareholders and other parties interested in communicating directly with our lead independent Trustee and Chair of the Board, or with our non-management Trustees as a group, may do so by writing to Chair of the Board of Trustees, Brandywine Realty Trust, 2929 Arch Street, Suite 1800, Philadelphia, Pennsylvania 19104. In addition, any shareholder or interested party who wishes to communicate with our Board or any specific Trustee, may write to the Board of Trustees, c/o Brandywine Realty Trust, at 2929 Arch Street, Suite 1800, Philadelphia, Pennsylvania 19104. Depending on the subject matter, management will:

➢

forward the communication to the Trustee or Trustees to whom it is addressed (for example, if the communication received deals with questions or complaints regarding accounting, it will be forwarded by management to the Chair of our Audit Committee for review);

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➢

attempt to handle the inquiry directly (for example, where the communication is a request for information about us or our operations that does not appear to require direct attention by the Board or an individual Trustee); or

➢	not forward the communication if it is primarily commercial in nature or relates to an improper or irrelevant topic.

At each meeting of the Board, the Chair of the Board will present a summary of all communications (if any) received since the last meeting of the Board that were not forwarded and will make those communications available to any Trustee upon request.

Meetings of Trustees and Annual Meeting of Shareholders

Our Board of Trustees held 5 meetings in 2025. In 2025, each incumbent Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and meetings held by all committees on which he or she served. In addition, our Board holds informational sessions with our President and Chief Executive Officer. During 2025, the Board held 6 informational sessions. Our non-management Trustees also hold regular meetings without management. During 2025, our non-management Trustees held 4 such meetings. It is our policy that all Trustees attend annual meetings of shareholders except where the failure to attend is due to unavoidable circumstances or conflicts. All incumbent Trustees attended our virtual annual meeting of shareholders on May 21, 2025. All of the nominees are expected to attend the 2026 annual meeting.

Trustee Compensation

The following table and footnotes provide information on the 2025 compensation of our Trustees (other than our President and Chief Executive Officer, who is not separately compensated for his service on the Board). In the paragraphs following the table and footnotes, we describe our standard compensation arrangements for service on the Board and Board Committees.

Trustee Name	Fees Earned or Paid in Cash ($) (1)	Share Awards ($) (2)	All Other Compensation	Total ($)

James Diggs	$192,000	$115,000	0	$307,000

Reginald DesRoches	$103,500	$115,000	0	$218,500

H. Richard Haverstick, Jr.	$133,000	$115,000	0	$248,000

Joan Lau	$121,500	$115,000	0	$236,500

Charles P. Pizzi	$121,500	$115,000	0	$236,500

(1)
Represents the aggregate amount of all fees paid in cash for services as a Trustee (including services on committees of the Board) in 2025 and, in the case of the 2025 annual retainer fee, whether paid in shares or cash. Amounts include the portion of fees that a Trustee elected to defer under our Deferred Compensation Plan, which we describe later in this proxy statement. See “Compensation Discussion and Analysis – Deferred Compensation Plan.”
(2)
Represents fully-vested common shares awarded on May 21, 2025 (with each common share valued at the closing price ($4.16) of the common shares on May 21, 2025, the date of our 2025 annual meeting of shareholders).

2025 Trustee Compensation Schedule

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In 2025, our Trustees (other than our President and Chief Executive Officer) received the following compensation for their service as Trustees:

➢	$75,000 annual fee payable in cash or common shares, at each Trustee’s election;
➢	$115,000 annual award payable in common shares (valued at the closing price of the common shares on the date of our annual meeting of shareholders);
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$75,000 annual fee payable in cash for the Chair of the Board; $37,000 annual fee payable in cash for the Chair of the Audit Committee; $24,000 annual fee payable in cash for the Chair of the Compensation Committee; and $21,000 annual fee payable in cash for the Chair of the Governance Committee;

➢

$12,000 annual fee payable in cash for non-Chair members of the Audit Committee; $9,000 annual fee payable in cash for non-Chair members of the Compensation Committee; and $6,000 annual fee payable in cash for non-Chair members of the Corporate Governance Committee;

➢	$1,500 fee payable in cash for participation in each meeting and informational session of the Board occurring from January 1, 2025 until the 2025 Annual Meeting; and
➢

$1,500 fee payable in cash for participation by a member of a Board Committee in each meeting of the Committee occurring from January 1, 2025 until the 2025 Annual Meeting (other than the Executive Committee, for which members thereof received $1,500 per meeting throughout 2025).

Trustees were permitted to defer the receipt of all or a portion of their $75,000 annual fee into our Deferred Compensation Plan.

Our Trustees are also reimbursed for expenses of attending Board and Board Committee meetings. In addition, our Corporate Governance Principles encourage our Trustees to attend continuing education programs for directors and provide for reimbursement of the reasonable costs of attending such programs.

2026 Trustee Compensation

For 2026, after consultation with its independent compensation consultant, the Board eliminated the per meeting fees for members of our Executive Committee and, in lieu thereof, approved the payment of a $6,000 annual cash fee for members of that Committee. As a result, meeting fees have now been entirely eliminated from our Trustees' compensation. No other changes to Trustee compensation are presently contemplated for 2026.

Trustee Stock Ownership Guidelines

Each of our non-employee Trustees is required to own, within five years of the date of his or her initial appointment or election to the Board, a number of common shares with a value at least equal to five (5) times the then current annual cash retainer for service on the Board (i.e., five times $75,000, or $375,000) based on the average of the closing price of our common shares as reported on the New York Stock Exchange for the twelve-month period ending on June 30 of the calendar year that precedes the date of computation. Each of our non-employee Trustees is in compliance with these share ownership requirements.
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2026 PROXY STATEMENT

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Executives and Executive Compensation

Current Executive Officers

The following are biographical summaries of our current executive officers who are not Trustees:

H. Jeffrey DeVuono (age 60)

Executive Vice President, Senior Managing Director, Life Sciences

Mr. DeVuono is Executive Vice President of the Life Science division and Regional Managing Director of the Pennsylvania region. He joined Brandywine in January of 1997. Prior to Brandywine, Mr. DeVuono worked for LCOR, a private development company that had a previous association with Brandywine, where he held a variety of positions, all of which related to asset management. Before joining LCOR, Mr. DeVuono was a sales and leasing representative for Cushman & Wakefield of Philadelphia. Mr. DeVuono currently serves on the Board, and is a former Chairman, of the King of Prussia District and is a Board Member of both the Center City District and the University City District. He is also a member of CoreNet Global, NAREIT, the National Association of Industrial and Office Properties (NAIOP), LaSalle University Rowing Stewards, and the University of Pennsylvania’s Wharton School Samuel Zell and Robert Lurie Real Estate Center. His past board service includes the Economy League of Greater Philadelphia, Bartram’s Garden, and The Center for Emerging Visual Artists. Mr. DeVuono is a graduate of LaSalle University.

Shawn Neuman (age 46)

Senior Vice President, General Counsel and Secretary

Mr. Neuman joined Brandywine in March 2020 as Senior Vice President, General Counsel and Secretary. Prior to joining Brandywine, Mr. Neuman most recently served as the General Counsel and Secretary of Liberty Property Trust (“Liberty”), a publicly traded REIT, preceding its merger into Prologis, Inc. During his tenure at Liberty, Mr. Neuman was responsible for overseeing, managing and advising on all legal aspects of real estate activities, public company governance matters, general corporate affairs and capital market transactions. He also served on its Investment Committee. Prior to transitioning to an in-house role, Mr. Neuman practiced in the real estate departments of several prominent law firms in New York City and Philadelphia from 2004-2012, most recently as a Member of Cozen O’Connor. In private practice, Mr. Neuman represented developers and institutional owners in complex real estate transactions involving acquisitions, dispositions, leasing, developments, joint ventures and financings. Mr. Neuman is a member of NAIOP and NAREIT. Mr. Neuman earned his J.D. from New York University School of Law and a B.S. in Finance from the University of Florida.

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Daniel Palazzo (age 56)

Senior Vice President, Chief Accounting Officer and Treasurer

Mr. Palazzo joined Brandywine in 1999 and assumed his position as our Vice President and Chief Accounting Officer effective January 15, 2015 and was promoted to Senior Vice President in 2023. Prior to his current role, Mr. Palazzo served as a Vice President of Asset Management in our Pennsylvania Region (2006 - 2015), the Director of Operations for our New Jersey Region (2004 - 2006), and Corporate Controller (1999 - 2004). Prior to joining Brandywine, Mr. Palazzo received his CPA in Pennsylvania and worked for Arthur Andersen LLP in its commercial audit division, where he concentrated on real estate, construction and financial services. Mr. Palazzo is a member of NAREIT and serves on the World Affairs Council of Philadelphia Board of Directors. Mr. Palazzo received a B.A. in Accounting from the University of Delaware.

William D. Redd (age 70)

Executive Vice President and Senior Managing Director for the Austin and Metro DC Regions

Mr. Redd is our Executive Vice President and Senior Managing Director of the Austin and Metro DC regions with responsibility for leasing and marketing, asset management, evaluation of building and land acquisitions and dispositions, third party services and property management of a diversified portfolio consisting of urban and suburban high-rise and mid-rise properties. He joined Brandywine in 1999 as Vice President of our Richmond operations. Formerly, Mr. Redd was a partner from 1988 until 1999 with Childress Klein Properties, a privately-held real estate firm headquartered in Charlotte, North Carolina. From 1985 until 1988, he was with the Trammell Crow Company. In Austin, Mr. Redd serves on the Board of Directors of the Hill Country Conservancy, the Opportunity Austin Economic Development Council, and is a member of the Real Estate Council of Austin and ULI Austin. He is also a member of the Virginia Commonwealth University Real Estate Circle of Excellence, Greater Richmond Association of Commercial Real Estate, and Richmond Real Estate Group. Mr. Redd earned his law degree from the University of Virginia and a B.A. degree from Hampden-Sydney College.

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Thomas E. Wirth (age 62)

Executive Vice President and Chief Financial Officer

Mr. Wirth was named our Executive Vice President and Chief Financial Officer in March 2014. From December 2009 to March 2014, Mr. Wirth served the Company as Executive Vice President, Portfolio Management and Investments where he directed portfolio management, acquisition and disposition activities and assisted in formulating the Company’s capital allocation tactics, including structuring joint ventures and construction financings. From 2004 until 2009, Mr. Wirth served as President (2007-2009) and Chief Financial Officer of Feldman Mall Properties, Inc. From 1997 to 2004, he served first as the Vice President of Finance and later as Chief Financial Officer of SL Green Realty Corp. Mr. Wirth has also served as Vice President of Financial Reporting and Analysis for Greenwich, Connecticut-based United Waste Systems, Inc., and spent ten years with Ernst & Young LLP in various positions, including Senior Manager. Mr. Wirth is a member of NAREIT, and is a board member of The Philadelphia Police Foundation. Mr. Wirth earned his B.A. in Business Management and Accounting from Gettysburg College.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes our executive compensation programs, including the oversight of such programs by our Compensation Committee and the rationale and processes used to determine the compensation for the company’s named executive officers (“NEOs”) and provides a detailed description of those programs. This CD&A, which may include forward-looking statements, should be read together with the compensation tables and related disclosures that follow this section.

This discussion focuses on the compensation provided to the Company’s NEOs during 2025, who were:

Name	Title
Gerard H. Sweeney	President and Chief Executive Officer
Thomas E. Wirth	Executive Vice President and Chief Financial Officer
H. Jeffrey DeVuono	Executive Vice President, Senior Managing Director
George D. Johnstone[1]	Executive Vice President, Operations
William D. Redd	Executive Vice President, Senior Managing Director

CD&A Table of Contents

I.	Executive Summary	49

II.	Executive Compensation Best Practices	55

III.	Oversight of Executive Compensation	56

IV.	2025 Executive Compensation	57

V.	Key 2026 Executive Compensation Actions	71

VI.	Additional Executive Compensation Policies and Practices	73

1 Mr. Johnstone retired from his position as the Company's Executive Vice President, Operations effective February 20, 2026.

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I.
Executive Summary

Compensation Elements

In 2025, the three key elements of our pay program continued to be base salary, annual cash incentive tied to key operational and strategic goals and long-term incentive awards linked long-term operational and strategic goals and to our common shares. This summary discusses compensation highlights from 2025.

2025 Brandywine Performance

As reflected by our share price and stock prices of many of our competitors, the office real estate sector remained a transitional environment in 2025. In recognition of this challenging environment, Mr. Sweeney's base salary and target annual incentive remains unchanged since 2022 and Mr. Sweeney's target RSU and PSU equity-based awards were unchanged since 2023. The target compensation of the remaining named executive officers remained largely flat over the last several years as well.

2025 annual incentive performance goals reflected the unprecedented challenges in the Office REIT sector, both with respect to reduced tenant demand and increased cost of capital, and the broader macroeconomic environment that deeply impacted the real estate market. As such, some performance goals may be below prior year targets in recognition of the challenging office-market environment, increased interest rates, and projected transactional activity. In each case, however, 2025 performance goals were still ambitious in light of the then prevailing operating environment and were reflective of Company external guidance.

Equity-based awards are intended to address both the long-term performance and retention objectives of our equity compensation philosophy. The performance goals for the first tranche of the 2025-2027 performance share awards awards (which also applies to the second tranche of the 2025-2026 performance share awards) are 2025 leasing activity (weighted 75%) and 2025 same-store net operating income growth (weighted 25%). The 2025 leasing activity target was 30% higher than the 2024 target and 18% higher than the 2024 actual. The 2025 same store net operating growth was the same as the 2024 target as this metric measures percentage growth.

The muted payouts under the 2025 annual incentive plan (i.e. 95% of target) and 2023-2025 performance share unit awards (i.e. 60% of target) reflect the challenged operating environment of the broader office sector, but also recognize strong performance on the business plan, advancement of several key strategic initiatives, and a strengthened balance sheet as outlined below.

Austin, Texas
➢

In October 2025, Brandywine and CapMetro announced that construction commenced on a light rail station located at our Uptown ATX mixed-use development in Austin, Texas. The station will be named North Burnet/Uptown Station and is projected to become the second busiest station along CapMetro’s Red Line, strengthening the area’s role as a dynamic, transit-oriented, mixed-used neighborhood.

University City
➢

In October 2025, we commenced operations of Gather, a 13,000 square foot food hall located at the Bulletin Building in University City, Philadelphia. The food hall features a collection of food concepts that will serve our 2.2 million square foot portfolio of nearby life science and office tenants.

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➢

In October 2025, we acquired our partners preferred equity interest in 3025 JFK Blvd., located in Philadelphia, Pennsylvania for $70.5 million, which was funded with cash-on-hand. As a result of the acquisition of the preferred equity interest, 3025 JFK Blvd. is a wholly owned asset, and we assumed the existing $178 million secured construction loan that matures in July 2026. The 200,000 square foot office component of 3025 JFK Blvd. is 92% leased and 24% occupied and the residential component totaling 326 apartment units is 98% occupied.

Operations
➢	We met or exceeded several 2025 Business Plan operating goals, including:
• Speculative Revenue • Cash same store growth • Tenant Retention	• Year-end same store occupancy • Cash and GAAP rental rate mark-to-market growth

Financing
➢

In June 2025, we issued $150.0 million of 8.875% Guaranteed Notes due 2029 for net proceeds of approximately $157.5 million, which were used to repay the $72 million outstanding balance on our unsecured line of credit. The Guaranteed Notes were priced at 106% of their face amount, representing a yield to maturity of 7.039%.

➢

In October 2025, we issued $300.0 million of 6.125% Guaranteed Notes due 2031 generating approximately $296.3 million of net proceeds, which were partially used to repay a $245 million secured term loan due 2028.

➢

In December 2025, we closed on a $50.5 million Commercial Property Assessed Clean Energy financing on our development project at 3151 Market Street located in Philadelphia, Pennsylvania. The loan bears interest at 7.31% and includes $30.0 million in future funding for new leasing.

➢

In December 2025, we acquired our partner's preferred equity interest in 3151 Market Street located in Philadelphia, Pennsylvania for $65.7 million, which was funded with cash-on-hand. As a result of the transaction, 3151 Market Street is a wholly owned asset. The approximately 417,000 square foot commercial building is currently 3% leased and occupied.

Pennsylvania Suburbs
➢

In April 2025, we commenced construction on a 121-room luxury boutique hotel within our Radnor mixed use campus. The hotel will be joining Marriott Bonvoy’s Tribute Portfolio and will also include two signature restaurants. The hotel is expected to open during the second quarter 2026 and will serve as an amenity to Brandywine's 2.1 million square foot office and life science campus.

Key 2025 Executive Compensation Actions

Annual Incentives. The corporate scorecard used for our 2025 annual incentive plan was tied to goals relating to our operations (40%), capital investments and balance sheet strength (30%), and lease-up of commercial development projects (30%). The goals related to the lease-up of commercial development projects was a new addition to the scorecard in 2025 in recognition of the impact thereof to the Company's financial performance. Performance goals for the 2025 scorecard were established in the first quarter of 2025. Performance against the scorecard was achieved at 95% of the target. After review of the formulaic outcome,

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and in consideration of the macro conditions that continue to impact the broader office sector, the Compensation Committee established 95% of target as the default payout and applied its discretion under the program to approve individual payouts to NEOs ranging from 90% to 119%2 of target.

Long-Term Incentives. Our long-term incentive plan is designed to align management and shareholder interests, drive long-term value creation, and attract and retain key executive talent. For 2025, half of an NEO’s annual long-term incentive opportunity was delivered in the form of restricted share units (RSUs) that vest in equal proportions over three years. These 2025 RSUs also have an outperformance feature attached that could increase the original award up to 275% based on Brandywine’s achievement of superior results for average funds from operations (FFO) growth, total capital market activity, credit rating upgrades from rating agencies, and net debt to annualized quarterly earnings during the three-year period ending December 31, 2027, with each component having a 25% weighting. The addition of credit rating upgrades and net debt to earnings metrics emphasize the importance of balance sheet management in the current market environment, coupled with a continued focus on generating long-term earnings and cash flow growth as a driver of long-term value. The inclusion of FFO in both the corporate scorecard for the annual incentives and the outperformance feature of the RSUs emphasizes the Committee's view that favorable FFO performance is necessary in both short and long-term periods to drive shareholder value and their belief that this view is shared by most shareholders. Half of an NEO’s annual long-term incentive opportunity was delivered in the form of performance share units (“PSUs”) that may be earned based 75% on our leasing activity during each of 2025, 2026 and 2027, and 25% on our same-store net operating income growth during each of 2025, 2026 and 2027, with final payout subject to an additional 20% increase or decrease based on our three-year total shareholder return (TSR) versus the component members (excluding ourselves) of the FTSE NAREIT Equity Office Index.

CEO Compensation. Mr. Sweeney’s base salary remained unchanged from 2025 at $800,000. Mr. Sweeney’s target annual incentive as a percentage of base salary remained 200% and his target long-term incentive opportunities as a percentage of base salary remained 465%. As a result, Mr. Sweeney’s target total compensation again remained equal to $6,120,000.

2025 Say on Pay Vote. The Company values shareholder perspectives on our executive compensation program. As part of the Compensation Committee’s annual review of the program, it considers the outcome of the Company’s annual shareholder advisory vote (“say-on-pay”) on the compensation of the Company’s NEOs. Approximately 89% of the advisory votes cast in 2025 were in favor of our executive compensation program. The Compensation Committee believes that this vote is indicative of our shareholders’ support of our executive compensation program. The Compensation Committee will continue to consider shareholder feedback and the outcome of the Company’s say-on-pay votes when making future NEO compensation decisions.

Executive Compensation Philosophy

Our Compensation Committee oversees and administers the Company’s executive compensation program. Our executive compensation program is designed to support our performance-based culture and the creation of value for our shareholders. The Compensation Committee is guided by the following key principles when making compensation-related decisions:

➢	Encourage the achievement of annual and long-term business and human resource objectives that support the creation of shareholder value;

2 Mr. Johnstone was the only NEO who received an annual incentive payout above 95% of target. In approving his above-target payout, the Committee recognized Mr. Johnstone's efforts to ensure a smooth transition of his responsibilities following his retirement, and his commitment to stay with the Company through the completion of the 4th quarter 2025 earnings call.

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➢	Attract, retain, and motivate top caliber talent;

➢	Enhance retention; and

➢	Encourage executives to achieve superior performance without excessive risk taking.

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The elements of the Company’s compensation program, when considered collectively, are intended to support our executive compensation philosophy and objectives by (i) allowing us to attract and retain executive-level talent, (ii) providing an appropriate level of financial certainty through non-variable compensation, (iii) providing opportunities for above-market compensation based upon the achievement of specified financial and other appropriate performance objectives, and rewarding such achievement, and (iv) balancing short-term and long-term incentives. The key elements of our executive compensation program are outlined below, together with a summary of the purposes and considerations underlying each compensation element.

Pay Element	Form	Philosophy	Performance Alignment
Base Salary	Cash	➢ Fixed pay to recognize an individual’s role and responsibilities	➢ Reviewed annually and set based on competitiveness versus the external market, individual performance, and internal equity
Annual Incentive	Cash	➢ Achieve annual goals measured in terms of financial, strategic, and individual performance linked to the creation of shareholder value

➢     Rewards and recognizes annual accomplishment of key financial objectives

➢     Payout based primarily on Corporate performance (as measured against objective Operational, Leasing, and Capital goals)

➢     Regional, divisional and individual performance also taken into account to ensure strong line of sight between executive pay and performance

Long-Term Incentives	PSUs (Half of Target Award in 2025)	➢ Align NEOs’ interests with shareholders	➢ Rewards shareholder value creation ➢ Encourages the achievement of key annual operating objectives, with outcomes adjusted to reflect multi-year share performance relative to industry peers
	RSUs with Outperformance Feature (Half of Target Award in 2025)	➢ Retain executive talent ➢ Align NEOs’ interests with shareholders	➢ Rewards shareholder value creation ➢ Encourages the achievement of ambitious multi-year strategic business objectives

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2023-2025 Realizable Pay

The chart below illustrates the operation of our pay program and demonstrates the strong alignment between CEO compensation outcomes and shareholder experience over the 2023–2025 period.

As illustrated below, the value that Mr. Sweeney is expected to realize from his compensation for this period is meaningfully below the original target opportunity, consistent with the Company’s pay‑for‑performance philosophy. This outcome is driven by the Committee’s decision to deliver a substantial majority of Mr. Sweeney’s pay in the form of equity awards, and to structure the majority of those equity awards as performance-based.

When our stock price declines and performance does not meet target levels, the realizable value of Mr. Sweeney’s compensation declines as well, as reflected by the $1.8 million difference between three‑year target and realizable pay. This outcome is consistent with the Compensation Committee’s objective of ensuring a strong pay‑for‑performance alignment: when shareholders experience a decline in value, the CEO’s realizable compensation is also meaningfully reduced.

3-Year CEO Compensation:
Target vs. Realizable Value
$18.4
$6.2
$5.0
$4.8
$2.4
$16.6
$2.9
$3.6
$2.9
$4.7
$2.4
Target Value
Realizable Value
2023 - 2025
(Mr. Sweeney)
Base Salary
Annual Incentive
Restricted Share Units
Outperformance Units
Performance Share Units

** In this illustration, realizable values are calculated as of December 31, 2025 and based on our stock price as of that date. Base salary, annual incentives, time-based equity awards are illustrated based on their actual values and outcomes, and PSU awards and the outperformance feature of RSU awards are shown based on their actual values and outcomes for completed performance periods, and projected outcomes for performance periods that remain open.

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II.
Executive Compensation Best Practices

The Compensation Committee regularly reviews best practices in executive compensation and governance and has revised our policies and practices over time. A listing of “what we do” and “what we don’t do” is presented below:

What We Do	What We Don’t Do

➢ Pay for Performance: Majority of pay is performance based and not guaranteed

➢ Multiple Performance Metrics and Time Horizon: Use multiple performance metrics focusing on top line and bottom line growth and multi-year vesting and measurement periods for long term incentives

➢ Annual Compensation Risk Review: Annually assess risk in compensation programs

➢ Share Ownership Guidelines: NEOs must comply with share ownership requirements

➢ Clawback Policy: We maintain a clawback policy that provides for recovery of certain incentive compensation in the event of an accounting restatement due to material non-compliance with any financial reporting requirement under the federal securities laws and without regard to misconduct

➢ Challenging Performance Objectives: Set challenging performance objectives for Annual Incentives and PSUS, and stretch goals for the outperformance feature of RSUs

➢ Use of Independent Consultant: The Compensation Committee has retained an independent compensation consultant that performs no other consulting services for the Company and has no conflicts of interest

➢ No Excise Tax Gross Ups: We will not enter into any new agreements, or materially amend any existing employment agreements with our executives that provide excise tax gross-ups in the event of a change in control of the Company

➢ No Repricing or Buyouts of Stock Options: Our equity plan prohibits repricing or buyouts of underwater stock options

➢ No Perquisites: We do not provide perquisites to our NEOs

➢ No Hedging or Pledging: NEOs are prohibited from hedging their ownership or pledging Company shares as collateral

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III.
Oversight of Executive Compensation

Committee Authority

Our Compensation Committee’s responsibilities include:

➢

Approving the goals and objectives relating to our President and Chief Executive Officer’s compensation, evaluating the performance of our President and Chief Executive Officer in light of such goals and objectives, and setting the compensation of our President and Chief Executive Officer based on this evaluation;

➢

Approving the compensation of our other executive officers either (i) with the title Executive Vice President, (ii) with the title Senior Vice President or Vice President, in either case who hold a position as Managing Director, Chief Financial Officer, General Counsel or Chief Administrative Officer or (iii) who report directly to our President and Chief Executive Officer, taking into account the recommendation of our President and Chief Executive Officer and such other information as the Committee believes appropriate;

➢	Administering our equity incentive plans, including granting equity-based awards under these plans and determining the terms of such awards;

➢

Retaining and terminating, in its sole discretion, third party consultants to assist in the evaluation of Trustee and executive compensation (with sole authority to approve any such consultant’s fees and other terms of engagement); and

➢	Assessing the appropriate structure and amount of compensation for our Trustees.

Compensation Consultants

Our Compensation Committee recognizes the importance of objective, independent expertise and advice in carrying out its responsibilities. The Compensation Committee continues to retain Pay Governance LLC as its consultant. Our Compensation Committee selected Pay Governance as its consultant because of its expertise and reputation. Neither we nor our Trustees or executive officers have any affiliation with Pay Governance or its executives and the engagement and direction of Pay Governance have been solely through our Compensation Committee.

During 2025, Pay Governance advised our Compensation Committee on executive compensation matters, plan design, industry trends and practices, and our pay-for-performance alignment, including realizable pay as measured relative to peers and relative to our total shareholder returns. As directed by the Committee, the consultants prepared analyses for the Committee relating to all aspects of the compensation of our executives. They advised the Committee on market practices regarding executive compensation, including annual incentive awards and long-term incentive pay, and reviewed our peer group and the market positioning of the compensation provided to our current NEOs and other senior executives. The consultants meet privately with the Committee and individual Committee members from time to time to plan for Committee meetings and discuss executive compensation matters. Pay Governance does not provide other services to us.

Our Compensation Committee received a letter from Pay Governance regarding its independence and assessed the independence of Pay Governance under New York Stock Exchange rules and concluded that Pay Governance’s work for the Committee does not raise any conflict of interest. Factors considered by the

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Committee include: (i) whether other services are provided to us by Pay Governance or its representatives; (ii) the amount of fees received by Pay Governance from us as a percentage of Pay Governance’s total revenue; (iii) policies of Pay Governance designed to prevent conflicts of interest; (iv) the absence of any business or personal relationship of representatives of Pay Governance or its representatives with a member of the Committee; (v) whether Pay Governance or its advisors to the Committee own any of our securities; and (vi) whether Pay Governance or its representatives have any business or personal relationship with any of our executive officers.

Role of Executives

Our Compensation Committee seeks the views of our President and Chief Executive Officer in setting and administering our executive compensation programs. In particular, at the beginning of each year, Mr. Sweeney oversees the development of proposed corporate goals for purposes of annual incentive compensation. These goals are derived from our corporate business plan and are selected to reinforce and enhance achievement of our operating and growth objectives. The Compensation Committee reviews these goals with Mr. Sweeney, adopts revisions it deems appropriate and determines the final goals for compensation.

Periodically throughout the year and following the end of the year, Mr. Sweeney reviews with the Compensation Committee, at several meetings, the achievement of corporate performance goals and the performance of each other current named executive officer and presents his evaluation of such executive officer’s performance to the Committee. Decisions about individual compensation elements and total compensation are made by the Committee, using its judgment, focusing primarily on each current named executive officer’s performance as well as our overall performance. With respect to the non-quantitative performance measures applicable to our executives, the Committee relies heavily on the views of Mr. Sweeney (other than as to himself). As President and Chief Executive Officer, Mr. Sweeney oversees the day-to-day performance of the other current named executive officers. As such, our Compensation Committee believes that he is well positioned to evaluate their performance and make recommendations as to their overall compensation.

In addition to the role played by our President and Chief Executive Officer, our other executive officers furnish such industry data and legal and financial analyses as the Committee requests from time to time.

IV.
2025 Executive Compensation

Use of Peer Group Data

Our Compensation Committee, in consultation with its compensation consultant, developed a peer group as a frame of reference for our executive compensation. Our Compensation Committee selects companies for inclusion in the peer group that primarily acquire, sell, develop, lease and manage sizeable office real estate portfolios. In selecting companies, the Committee also seeks to include companies with comparable equity and total capitalization, having a capitalization between one-third and two-times our capitalization, and considers geographic location as well as third party considerations (for example, where members of the financial community treat a particular company as being a Company peer). Our Compensation Committee has not selected or excluded companies from the peer group on account of their compensation practices. Our Compensation Committee believes that peer group data are an indicator of compensation opportunities at companies that might recruit our executives and the data therefore help the Committee set compensation at competitive levels. Our Compensation Committee also believes that peer group data provide perspective on performance measurement practices and linkages between pay and performance. The Committee does not set

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specific pay targets or otherwise engage in formal “benchmarking” of compensation of our executives against executives at peer group companies. The Committee does, however, attempt to set total compensation for each current named executive near the middle of the peer group data while allowing for the possibility of greater or lesser compensation based upon our corporate and individual performance.

Our Compensation Committee reviews our peer group at least annually. For 2025, the Compensation Committee made no changes to the peer group used for competitive pay studies, which included:

●	City Office REIT, Inc.	●	JBG Smith
●	Corporate Office Properties Trust Inc.	●	Kilroy Realty Corp.
●	Cousins Properties Inc.	●	Orion Office REIT, Inc.
●	Douglas Emmett, Inc.	●	Paramount Group, Inc.
●	Empire State Realty Trust, Inc.	●	Breakstone Realty Trust
●	Highwoods Properties, Inc.	●	Piedmont Office Realty Trust Inc.
●	Hudson Pacific Properties, Inc.

Base Salary

Base salary represents the fixed portion of an executive’s compensation and provides a regular stream of income and financial security. In setting base salaries, our Compensation Committee considers the responsibilities, skills, experience and performance of the executives and relies heavily on the views of our President and Chief Executive Officer as to the impact, contribution and expertise of our executives (except in the case of himself and his compensation). In setting base salaries, our Compensation Committee also considers the linkage of base salaries to the elements of our compensation that are tied to base salaries (such as severance and change in control benefits and annual and long-term incentive targets that are computed as a multiple of base salary). As part of the annual compensation process, the Committee may adjust base salaries to reflect changes in market data or in an executive’s responsibilities, skills, experience and performance.

For 2025, the base salaries of our NEOs were unchanged, as reflected in the table below:

Name	2024 Base Salary	2025 Base Salary	% Increase

Gerard H. Sweeney	$800,000	$800,000	0%

Thomas E. Wirth	$469,000	$469,000	0%

H. Jeffrey DeVuono	$428,450	$428,450	0%

George D. Johnstone	$400,000	$400,000	0%

William D. Redd	$400,000	$400,000	0%

Annual Incentive Awards

Annual incentive awards are designed to reward executives for achievement of annual performance goals that are linked to our annual company goals. Each year our Compensation Committee establishes a target amount for annual incentive awards for each executive, with the target amount expressed as a percentage of the executive’s base salary. The targeted amounts take into account all factors that the Committee deems

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relevant, including the input of Pay Governance as to competitive compensation levels, the recommendation of our President and Chief Executive Officer (except with respect to his own target), responsibilities of the executives and the Committee’s view of market conditions.

2025 target percentages for annual incentive awards for NEOs were as follows (which were unchanged from 2024 target percentages):

Name	2025 Target Award as a % of Base Salary

Gerard H. Sweeney	200%

Thomas E. Wirth	100%

H. Jeffrey DeVuono	100%

George D. Johnstone	100%

William D. Redd	100%

2025 Annual Incentive Performance Goals and Outcomes

Payouts under the 2025 annual incentive are determined primarily with reference to our achievement of corporate performance goals related to operations, leasing and capital management, which we believe are key drivers of value for our shareholders. We refer to this array of performance goals as our “corporate scorecard.” The scorecard is established by the Compensation Committee annually, in the first quarter of year. Performance goals are established based on the prevailing operating environment, our associated business plan, and external guidance provided to investors. Specifically, 2025 annual incentive performance goals reflected the unprecedented challenges in the Office REIT sector, both with respect to reduced tenant demand and increased cost of capital, and the broader macroeconomic environment that deeply impacted the real estate market. As such, some performance goals may be below prior year targets in recognition of the challenging office-market environment, increased interest rates, and projected transactional activity. In each case, however, 2025 performance goals were still ambitious in light of the then prevailing operating environment and were reflective of Company external guidance. The 2025 scorecard is shown below, including actual performance outcomes.

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Payout Range	85%	100%	175%

Performance Measure	Minimum	Target	Maximum	Actual Performance	% of Target Achieved	% Weighting (of 100%)	Weighted Achievement

OPERATIONS (40% WEIGHTING)

FFO (1)	$0.50	$0.60	$0.72	$0.59	99%	8.00%	7.92%

Cash Available for Distribution, as adjusted (CAD) (2)	$0.35	$0.45	$0.57	$0.41	94%	8.00%	7.52%

Spec Revenue Achievement ($MM)	$26.5M	$27.0M	$28.0M	$27.3M	123%	8.00%	9.84%

Year-End Leased	89.00%	90.00%	91.00%	90.30%	123%	8.00%	9.84%

Revenue Maintaining Capital (% lease revenue) (3)	11.00%	10.00%	9.00%	9.50%	138%	8.00%	11.04%

						40.00%	46.16%

COMMERCIAL DEVELOPMENT PROJECT LEASE UP (30% WEIGHTING)

3025 JFK - Year end 2025 Leased %	80.00%	85.00%	95.00%	92.00%	150%	10.00%	15.00%

3151 Market - Year end 2025 Leased %	40.00%	50.00%	60.00%	4.00%	0%	10.00%	—

One Uptown - Year end 2025 Leased %	65.00%	75.00%	85.00%	63.00%	0%	10.00%	—

						30.00%	15.00%

CAPITAL (30% WEIGHTING) (4)

Aggregate Investment/Financing Activity ($MM)	$577.5M	$658.4MM	$975.4MM	$1,064M	175%	19.50%	34.13%

Net Debt / EBITDA (Core Portfolio)* (5)	7.9x	7.7x	7.5x	8.7x	0%	7.50%	—

Interest Coverage Ratio*	1.9x	2.0x	2.1x	1.8x	0%	3.00%	—

						30.00%
* Represents annualized fourth quarter metric.					Formulaic Outcome:		95.29%

(1) Pursuant to the revised definition of FFO adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate FFO by adjusting net income/(loss) attributable to common unit holders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable consolidated real estate, impairment losses on investments in unconsolidated real estate ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated real estate ventures, real estate related depreciation and amortization, and after similar adjustments for unconsolidated real estate ventures. Our calculation of FFO includes gains from sale of undepreciated real estate and other assets, considered incidental to our main business, to third parties or unconsolidated real estate ventures. FFO is a non-GAAP financial measure. We believe that the use of FFO combined with the required GAAP presentations has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REITs’ operating results more meaningful. We consider FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding property impairments, gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

We consider net income, as defined by GAAP, to be the most comparable earnings measure to FFO. While FFO and FFO per unit are relevant and widely used measures of operating performance of REITs, FFO does not represent cash flow from operations or net income as defined by GAAP and should not be considered as alternatives to those measures in evaluating our liquidity or operating performance. We believe that to further understand our performance, FFO should be compared with our reported net income/(loss) attributable to common unit holders and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2) Cash available for distribution, or CAD, is a non-GAAP financial measure that is not intended as an alternative to cash flow from operating activities as determined under GAAP. CAD is presented in our investor presentations solely as a supplemental disclosure with respect to liquidity because we believe it provides useful information regarding our ability to fund our distributions. Because other

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companies do not necessarily calculate CAD the same way as we do, our presentation of CAD may not be comparable to similarly titled measures provided by other companies. For purposes of the scorecard, our Compensation Committee adjusts CAD to reflect intra-year capital markets and other transaction activity not taken into account in the initial scorecard metric.

(3) Revenue maintaining capital expenditures are a component of our CAD calculation and represent the portion of capital expenditures required to maintain our current level of cash available for distribution. Revenue maintaining capital expenditures include current tenant improvement and allowance expenditures for all tenant spaces that have been owned for at least one year, and that were not vacant during the twelve-month period prior to the date that the tenant improvement or allowance expenditure was incurred. Revenue maintaining capital expenditures also include other expenditures intended to maintain our current revenue base. Accordingly, we exclude capital expenditures related to development and redevelopment projects, as well as certain projects at our core properties that are intended to attract prospective tenants in order to increase revenues and/or occupancy rates.

(4) The weighting of the four performance measures in the capital category are not fixed. The Compensation Committee reserves discretion to vary the weight afforded to each of these measures, to appropriately emphasize the factors most important to the Company under prevailing conditions, as determined by the Compensation Committee from time to time. In 2025, the Company prioritized a simplification of its capital structure via the acquisition of the interests of a joint venture partner in two development properties, which is included in Aggregate Investment Activity.

(5) Ratio of Net Debt to EBITDA excludes capital market transaction items.

The foregoing includes various non-GAAP measures. Please see Appendix A for reconciliation of those measures to our published financial statements.

Our annual incentive program reserves to the Compensation Committee the right to adjust the overall corporate scorecard outcome upward or downward by 25% to reflect the Compensation Committee’s subjective evaluation of our performance in matters such as strategic accomplishments or our performance relative to peer companies. The annual incentive program also reserves to the Compensation Committee the right to adjust any individual NEO’s annual incentive payout, based on the Compensation Committee’s subjective evaluation of that executive’s individual performance and/or the performance of any business unit, function or region managed by that executive. Mr. Sweeney’s performance is evaluated solely by the Compensation Committee. The Committee also evaluates the individual performance of other NEOs after receiving recommendations from Mr. Sweeney. The Compensation Committee views its discretionary authority as a tool to ensure individual accountability and maintain alignment between the interests of management and shareholders.

2025 Annual Incentive Payouts

After reviewing the results of the corporate scorecard, the Compensation Committee noted the 95% formulaic outcome. After its consultation with our CEO, the Compensation Committee approved a default scorecard outcome of 95%. Then, after considering our CEO’s individual performance evaluations, the Compensation Committee approved 2025 annual incentive payouts to each NEO in the amounts shown in the table below. Mr. Johnstone's approved payout reflects his efforts to achieve a smooth transition of his responsibilities to his successors and his commitment to stay with the Company through the completion of the 4th quarter 2025 earnings call. The approved amounts were paid in cash to each NEO in the first quarter of 2026.

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	2025 ANNUAL INCENTIVE FINAL PAYOUT

Name	Target Amount ($)	Formulaic Outcome ($)	Actual Payout Approved ($)	Actual Payout Approved (% of Target)

Gerard H. Sweeney	$1,600,000	$1,520,000	$1,520,000	95%

Thomas E. Wirth	$469,000	$445,550	$445,550	95%

H. Jeffrey DeVuono	$428,450	$407,028	$385,605	90%

George D. Johnstone	$400,000	$380,000	$475,000	119%

William D. Redd	$400,000	$380,000	$360,000	90%

Equity-Based Long-Term Incentive Compensation

Consistent with our compensation objectives, our equity-based long-term incentive program is designed to assist us in attracting and retaining high quality executives, while tying a significant portion of compensation to our performance. For the awards made in March 2025, the Compensation Committee, after consultation with Pay Governance, determined target long-term incentive award values for each executive officer as set forth below. These percentages were unchanged from 2024.

Name	2025 TARGET LTI AWARD AS A % OF BASE SALARY

Gerard H. Sweeney	465%

Thomas E. Wirth	265%

H. Jeffrey DeVuono	230%

George D. Johnstone	230%

William D. Redd	230%

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2025 Long-Term Incentive Plan Design

Equity-based awards for executive officers in 2025 are intended to address both the long-term performance and retention objectives of our equity compensation philosophy, delivered as follows:

➢

Equity-based long-term incentive awards are delivered as a mix of one-half PSUs and one-half RSUs. The target number of PSUs and the number of RSUs for each executive are each determined by dividing the allocable portion of his target LTI value by the trailing average closing price of our common shares for the ten trading days immediately preceding the grant date.

➢

PSUs which may be earned based 75% on our leasing activity during each of 2025, 2026 and 2027, and 25% on our same-store net operating income growth during each of 2025, 2026 and 2027, with final payout subject to an additional 20% increase or decrease based on our TSR relative to the component members (excluding ourselves) of the FTSE NAREIT Equity Office Index for the period beginning on the grant date (February 28, 2025) and ending December 31, 2027. The metrics selected emphasize key operating metrics within our business plan. Leasing Activity is foundational to our success and same-store net operating income growth ensures focus on earnings growth.

➢	RSUs generally vest in equal proportions over three years subject to continued employment with the Company. Dividend equivalents are paid on the RSUs over the vesting period.

➢

The RSUs also include an outperformance modifier that can increase the original award by up to 275% based on Brandywine’s achievement of superior results for performance measures during the three-year period ending December 31, 2027. The outperformance operating metrics emphasize the importance of balance sheet management in the current market environment, coupled with a continued focus on generating long-term earnings and cash flow growth as a driver of long-term value.

➢	Awards are subject to accelerated vesting or settlement upon death, disability, involuntary termination or qualifying retirement, as further described below under “Vesting and Forfeiture Provisions."

2025 RSU Outperformance Modifier

The RSU awards include an outperformance modifier that can increase the original award up to 275% (for Mr. Sweeney), 250% (for Mr. Wirth) or 225% (for the other NEOs) based on Brandywine’s achievement of superior results for average funds from operations (FFO) growth, total capital market activity, credit rating upgrades from rating agencies, and net debt to annualized quarterly earnings during the three-year period ending December 31, 2027, with each component having a 25% weighting. These goals are intentionally ambitious and their achievement was not considered probable on the date of grant.

Half of any additional shares earned under this outperformance feature will vest based on continued service through each of January 1, 2028 and January 1, 2029, provided that this additional service requirement will be waived in the event of a death, disability or qualifying retirement. In the case of death, disability or qualifying retirement prior to December 31, 2027, the opportunity to earn additional shares under the outperformance feature will remain in effect, but the number of additional shares earned at the conclusion of the performance period (if any) will be pro-rated to reflect the fraction of the performance period actually worked.

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Dividend equivalents on any additional shares earned under the outperformance feature will be credited in cash, but only with respect to dividends paid following the end of the applicable performance period and will be subject to the same vesting and payment terms as the shares to which they relate.

2025-2027 Performance Share Unit Award Terms

Our 2025-2027 PSU awards may be earned based on our achievement of operating performance goals for each of 2025, 2026 and 2027, with final payout subject to an additional 20% increase or decrease based on our three-year total shareholder return (TSR) versus the component members (excluding ourselves) of the FTSE NAREIT Equity Office Index.

The performance goals for the first tranche of the 2025-2027 PSU awards are 2025 leasing activity (weighted 75%) and 2025 same-store net operating income growth (weighted 25%); these goals and their related payout scales are set forth below. The 2025 leasing activity target was 30% higher than the 2024 target and 18% higher than the 2024 actual. The 2025 same store net operating growth was the same as the 2024 target as this metric measures percentage growth.

Performance Level	2025 Leasing Activity (1)	2025 PSU Payout % (to be averaged with 2026 & 2027 results)

Below Threshold	Below 1,200,000 square feet	0%
Threshold	1,200,000 square feet	37.50%
Target	1,300,000 square feet	75%
Maximum	More than 1,400,000 square feet	150%

(1)
Includes square footage leased as a result of new leases, expansion leases and renewed leases executed and contributing to our Speculative Revenue target, as reported in (or otherwise calculated in a manner consistent with) our Supplemental Information Package for the applicable year.

Performance Level	2025 SSNOI Growth (2)	2025 PSU Payout % (to be averaged with 2026 & 2027 results)

Below Threshold	Less than -2.0%	0%
Threshold	-2.0%	12.5%
Target	0.0%	25%
Maximum	2.0%	50%

(2)
GAAP Same Store NOI Growth, as reported in (or otherwise calculated in a manner consistent with) our Supplemental Information Package for the applicable year.

In each case, payout for actual performance between threshold and target or between target and maximum performance levels will be determined by straight line interpolation.

The performance goals and payout scales applicable to each of the 2026 and 2027 calendar years will be determined by the Compensation Committee within three months following the start of the applicable calendar year.

Following December 31, 2027, the final 2025-2027 PSU payout percentage will be determined by averaging the achievement percentages for the three tranches of the awards (2025, 2026 and 2027) and then adjusting the average upward or downward by up to 20% based on our three-year total shareholder return (TSR) versus that of the component members (excluding ourselves) of the FTSE NAREIT Equity Office Index pursuant to the table below (with interpolation between performance levels).

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rTSR Percentile Ranking	TSR Modifier

75th Percentile and above	20%

50th Percentile	0%

25th Percentile and below	(20)%

The target number of units subject to each PSU will be increased to reflect the value of dividends paid on our common shares during the three-year performance period (with the number of additional units determined in each case by dividing the dividend amount by the fair market value of our common shares on the dividend payment date). Any additional target units credited will be subject to the same terms and conditions, including the same performance conditions, as the original PSUs.

The above-described PSU design was adopted in 2024 and reflects a shift from a three-year performance period to three one-year performance periods. This shift was motivated by the difficulty of establishing three-year performance goals given current macroeconomic conditions in our industry and is intended to allow the Compensation Committee to respond more rapidly to changes in those conditions during the life of each award. The resulting design is intended to encourage achievement of key operating metrics that management can influence and that support long-term value creation. By retaining relative TSR as a “modifier,” the Compensation Committee continued its emphasis on the importance of delivering competitive long-term returns to investors. The PSU design is revisited by the Committee annually, but the 2024 approach was retained for 2025 given the continued headwinds impacting the office-REIT sector.

2024-2026 Performance Share Unit Award (Second Tranche)

The performance goals, weighting and scale described above for the first tranche of the 2025-2027 PSU awards are also the performance goals, weighting and scale for the second tranche of the 2024-2026 PSU awards. For both awards, each tranche constitutes one-third of the total award.

2025 Performance Under (i) 2024-2026 Performance Share Unit Award (Second Tranche), and (ii) 2025-2027 Performance Share Unit Award (First Tranche)

In 2025, the Company achieved 1,300,000 of leasing activity and same store NOI growth of 0.7%. Based on these results, performance under the 2025 metrics for the 2024-2026 PSUs (second tranche) and 2025-2027 PSUs (first tranche), was as follows:

•
Leasing Activity (75% weighting): Performance at target, corresponding to a 25% of total PSUs being earned under each of the 2024-2026 PSUs (second tranche) and 2025-2027 PSUs (first tranche), subject to the rTSR modifier.
•
SSNOI (25% weighting): Performance between threshold and target, corresponding to 5.63% of total PSUs being earned under each of the 2024-2026 PSUs (second tranche) and 2025-2027 PSUs (first tranche), subject to the rTSR modifier.

2023-2025 Performance Share Unit Award Outcomes

For the 2023-2025 period, our -36.4% TSR ranked at the 30th percentile of the FTSE NAREIT Equity Office Index (excluding us), resulting in a payout of 2023-2025 PSUs at 60% of target, based on the following performance scale:

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rTSR Percentile Ranking	Percentage of Target Units Earned

Below the 25th Percentile	0%

25th Percentile	50%

50th Percentile	100%
75th Percentile or above	200%

This resulted in the named executive officers earning the number of units shown below:

Name	PSUs Earned (#)

Gerard H. Sweeney	220,772

Thomas E. Wirth	73,760

H. Jeffrey DeVuono	58,483

George D. Johnstone	52,825

William D. Redd	54,599

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2023-2025 Outperformance Modifier Outcomes

The 2023 RSU awards included an outperformance modifier that could have increased the number of shares issuable under those awards by up to 225% (for Messrs. Sweeney and Wirth) or 200% (for the other NEOs) based on our achievement of superior results for cumulative FFO per share1 (weighted at 25%) and total capital market activity2 (weighted at 75%) during the three-year period ending December 31, 2025.

The performance and payout scale for average FFO growth is shown below:

Cumulative FFO Per Share	Percentage of Component Earned
	Sweeney and Wirth	Other NEOs
Less than $3.36	0%	0%
$3.36	56.25%	50%
$3.43	112.50%	100%
$3.50 or more	225%	200%

1 We compute FFO for this purpose in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), but adjusted to exclude (a) funds from operations allocable to unvested award holds, and (b) the effects of charges related to liability management transactions that result in make-whole/prepayment penalties and/or the accelerated amortization of deferred financing costs. This may not be comparable to FFO reported by other REITs. NAREIT defines FFO as net income (loss) before non-controlling interests and excluding gains (losses) on sales of depreciable operating property, impairment losses on depreciable consolidated real estate, impairment losses on investments in unconsolidated real estate ventures and extraordinary items (computed in accordance with GAAP); plus real estate related depreciation and amortization (excluding amortization of deferred financing costs), and after similar adjustments for unconsolidated joint ventures. Net income, the GAAP measure that we believe to be most directly comparable to FFO, includes depreciation and amortization expenses, gains or losses on property sales, extraordinary items and non-controlling interests. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in the financial statements included elsewhere in this release. FFO does not represent cash flow from operating activities (determined in accordance with GAAP) and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. We generally consider FFO and FFO per share to be useful measures for understanding and comparing our operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

2 For this purpose, “total capital market activity” means the sum of the following: (a) the purchase price of real estate, including land and buildings, acquired by us or an unconsolidated subsidiary during the performance period; (b) the gross sales price of real estate, including land and buildings, sold by us or an unconsolidated subsidiary during the performance period; (c) the present value of scheduled rental payments that will be made, or received, over the term of any ground lease executed by the Company or an unconsolidated subsidiary during the performance period (using a discount rate equal to the Company’s weighted cost of capital at the time of execution of any such ground lease); (d) the principal amount of loans made or committed to be made by the Company to third persons, including to unconsolidated subsidiaries, during the performance period; (e) the amount of equity invested or committed to be invested by us in third persons, including in unconsolidated subsidiaries, during the performance period; (f) the budgeted cost of developments and redevelopments commenced by the Company or an unconsolidated subsidiary during the performance period (regardless of whether such costs will be funded through debt or equity, including equity funded by a third party partner or member in an unconsolidated subsidiary, or a combination thereof); (g) the principal amount of loans made to the Company or an unconsolidated subsidiary, whether secured or unsecured, and bonds issued by the Company (but excluding (x) acquisition financings, (y) construction financing for developments or redevelopments, or (z) advances under lines of credit or revolving credit facilities (other than to the extent that such advance is utilized to refinance an outstanding indebtedness), in each case to avoid duplication); and (h) repurchases of the Company’s common shares and preferred shares and/or open-market purchases of unsecured bonds (excluding bonds purchased via tender offer or at maturity). In the event that the Company undertakes an acquisition, disposition or secured financing through an

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unconsolidated subsidiary, then, solely in any such case, the amount credited to Total Capital Market Activity shall be the Company’s pro rata share of the purchase price, sale price or principal amount, as the case may be, determined based on the Company’s ownership interest in the unconsolidated subsidiary without regard to priority entitlements to distributable cash.

For performance between $3.36 and $3.43, or between $3.43 and $3.50, the payout earned would have been determined by straight line interpolation.

As of the end of the performance period, the cumulative FFO was $2.53 and therefore was not sufficient to activate that outperformance modifier, and therefore there was no increase in the shares deliverable under the 2023 RSU awards on account thereof.

The performance and payout scale for total capital market activity is shown below:

Total Capital Market Activity	Percentage of Component Earned
	Sweeney and Wirth	Other NEOs
Less than $1,400,000,000	0%	0%
$1,400,000,000	56.25%	50%
$1,500,000,000	112.50%	100%
$1,600,000,000	225%	200%

For performance between $1,400,000,000 and $1,500,000,000, or between $1,500,000,000 and $1,600,000,000, the payout earned is determined by straight line interpolation.

As of the end of the performance period, we achieved total capital market activity of $2,290,541,000, resulting in this component being earned at 225% (for Sweeney and Wirth) and at 200% (for other NEOs). This achievement reflects efforts to strengthen our balance sheet and execute upon strategic initiatives, which are essential to ensure that we remain well-positioned in the face of the current challenges beleaguering the office sector. Because this component was weighted at 75% of the total outperformance opportunity, the weighted outcome was an increase in the shares deliverable under the 2023 RSU awards by 168.75% (for Sweeney and Wirth) and at 150% (for other NEOs). This resulted in the named executive officers earning the number of units shown below:

Name	Additional Units Earned (#)

Gerard H. Sweeney	310,460

Thomas E. Wirth	103,724

H. Jeffrey DeVuono	73,104

George D. Johnstone	66,032

William D. Redd	68,250

Capital market activity is central to achievement of a sound balance sheet and strong liquidity, each of which are of utmost importance in the context of the current environment of the office market. Our capital market activity from 2023 through 2025 enhanced our liquidity position and helped bolster our balance sheet.

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Vesting and Forfeiture Provisions

Equity awards that remain unvested upon the holder’s termination of employment with us will vest or be forfeited depending on the reason for the termination. The table below summarizes these provisions for outstanding awards:

Reason for Termination	Effect on Awards
Voluntary Termination by Executive not eligible for Qualifying Retirement (1)	● Forfeit
Change in Control

● Early measurement for outperformance component of restricted common share awards (“outperformance shares”), with earned outperformance shares remaining subject to time vesting requirements

● Early measurement and payout for PSUs, with measurement determined exclusively based on relative TSR

● RSUs (including any earned but unvested outperformance shares) vest and shares are delivered if an involuntary termination occurs within one year

Death or Disability

● Performance period for outperformance shares remains open, with payout at the end of performance period (pro-rated based on the portion of the period actually served)

● For PSUs:

♦ in the event of Disability, the performance period remains open, with payout at the end of performance period (pro-rated based on the portion of the period actually served)

♦ in the event of death, immediate vesting based on (i) actual operating performance for any calendar year completed during the three-year performance period, and (ii) target performance for the remaining years of the three-year performance period

● RSUs vest and shares are delivered (including any previously earned but unvested outperformance shares)

Qualifying Retirement (1)

● Performance period for outperformance shares remains open, with payout at the end of performance period (pro-rated based on the portion of the period actually served)

● The performance period for PSUs remains open, with payout at the end of performance period (pro-rated based on the portion of the period actually served)

● Shares underlying RSUs are delivered (including any previously earned but undelivered outperformance shares)

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2026 PROXY STATEMENT

(1)
Qualifying Retirement means an executive’s voluntary termination of employment after reaching age 57 and accumulating at least 15 years of service with us. All of our current named executive officers have met the conditions to elect a qualifying retirement as of the date of this proxy statement.

Deferred Compensation Plan

We maintain a deferred compensation plan that enables our executives to defer a portion of their base salaries, annual incentive awards and equity awards. The amounts deferred are not included in the executive’s current taxable income and, therefore, are not currently deductible by us. The executives select from a limited number of investment alternatives which serve as measurement funds, and the deferred amounts are increased or decreased to correspond to the market return of the selected investments. We generally do not provide any matching contribution to any executive officer who participates in this plan, other than a limited amount to make up for any loss of matching contributions under our Section 401(k) plan due to Internal Revenue Code limits. However, an executive who defers more than 25% of his or her annual incentive award into the Company Share Fund under the deferred compensation plan will receive a 15% matching contribution on the excess amount, which matching contribution will itself be invested in the Company Share Fund. We maintain this plan to help ensure that our benefits are competitive. See “Compensation Tables and Related Information – Nonqualified Deferred Compensation.”

Other Benefits

Our executives participate in company-sponsored benefit programs available generally to all our salaried employees, including our shareholder-approved non-qualified employee share purchase plan and our Section 401(k) plan. For 2025, our 401(k) plan provided a company matching contribution of 50% of the first 6% of eligible compensation contributed to the plan, up to a maximum company matching contribution of $10,500. Other benefits, such as health and dental plans, group term life insurance and short- and long-term disability insurance, are also available generally to all our salaried employees.

Perquisites

We do not provide perquisites to our executive officers.

Severance Benefits

We provide severance benefits to our executive officers that vary based on the executive and the circumstances of the executive’s termination. See “Employment and Other Agreements” and “Potential Payments upon Termination of Employment or Change-in-Control.”

Our Compensation Committee believes that the severance protection that we provide is important in enabling us to attract and retain high quality executives and that it is in our best interest to have agreements with our senior executives that maintain their focus on, and commitment to, us notwithstanding a potential merger or other change of control transaction.

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V. Key 2026 Executive Compensation Actions

➢	All of our named executive officers' 2026 base salaries and target bonus are unchanged from 2025. Note that Mr. Sweeney's base salary and target bonus remains unchanged since 2022.

➢	2026 long-term incentive awards to named executive officers continue to be in the form of PSUs and RSUs. For 2026, the following PSU and RSU awards were approved for our named executive officers:

Name	2026 PSU Grant	2026 RSU Grant
Gerard H. Sweeney	607,595	607,595
Thomas E. Wirth	210,197	210,197
H. Jeffrey DeVuono	155,923	155,923
William D. Redd	145,570	145,970

➢

2026 PSU awards follow the same general design as 2025 PSU awards and may be earned based on our achievement of operating performance goals for each of 2026, 2027 and 2028, with final payout subject to an additional increase or decrease of up to 20% based on our TSR relative to that of the component members (excluding ourselves) of the FTSE NAREIT Equity Office Index for the period beginning on the grant date and ending December 31, 2028.

➢

The operational goals for the third tranche of the 2024 PSUs, the second tranche of the 2025 PSUs and the first tranche of the 2026 PSUs are all the same and are shown below. The 2026 leasing activity target is lower than the 2025 target due to reduced forward-looking leasing rollover and the 2026 same-store net operating income growth target is the same as the 2025 target.

Performance Level	2026 Leasing Activity (1)	PSU Payout % (to be averaged with other tranches)

Below Threshold	Below 800,000 square feet	0%
Threshold	800,000 square feet	37.5%
Target	900,000 square feet	75%
Maximum	More than 1,000,000 square feet	150%
(1)
Includes square footage leased as a result of new leases, expansion leases and renewed leases executed and contributing to our Speculative Revenue target, as reported in (or otherwise calculated in a manner consistent with) our Supplemental Information Package for the applicable year.

Performance Level	2026 SSNOI Growth (2)	PSU Payout % (to be averaged with other tranches)

Below Threshold	Less than -2.0%	0%
Threshold	-2.0%	12.5%
Target	0.0%	25%
Maximum	2.0%	50%

(2)
GAAP Same Store NOI Growth, as reported in (or otherwise calculated in a manner consistent with) our Supplemental Information Package for the applicable year.

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2026 PROXY STATEMENT

➢

The design for 2026 RSU awards is unchanged from the 2025 RSU design and again includes an outperformance modifier that can increase the number of shares payable under the award based on Brandywine’s achievement of superior performance results during the three-year period ending December 31, 2028. For 2026 awards, the outperformance modifiers are again 275% for Mr. Sweeney, 250% for Mr. Wirth, and 225% for other named executive officers. As we continue to emphasize the importance of balance sheet management in the current environment, the outperformance measure for the 2026 awards include the ratio of net debt to EBITDA (weighted 33%), cumulative FFO (weighted 33%) and total capital market activity (weighted 34%). Rating agency upgrades were not included in the 2026 outperformance measures, as the Compensation Committee established year-end 2027 as the outside date for the Company to achieve rating agency upgrades under the outperformance plan. The outperformance goals are intentionally ambitious and their achievement was not considered probable on the date of grant.

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VI. Additional Executive Compensation Policies and Practices

Timing of Equity-Based Awards

Historically, our Compensation Committee has met to approve annual equity-based awards following the release of earnings data for the preceding year. The date on which the Committee has met for this purpose has varied from year to year, primarily based on the schedules of Committee members and the availability of data requested by the Committee. Off-cycle awards are not often made, but should they occur, their timing would be dictated by the event precipitating the award (e.g., new hire, promotion, etc.) and by the schedules of the Committee members approving the award. Should material non-public information exist at the time that equity-based awards are approved, the Committee would consider the anticipated effect of the material non-public information on our share price and would take such effect into account when sizing the awards. We do not time the release of material information to affect the value of executive compensation.

Compensation Recovery; Clawback Agreements and Clawback Policy

We have entered into “clawback” agreements with each of our executive officers that provide that in the event of an accounting restatement due to material non-compliance with any financial reporting requirements under the federal securities laws, and without regard to misconduct, we have the right to recover incentive-based compensation that was computed on the basis of erroneous data during the three-year period preceding the accounting restatement and that exceeded what should have been paid on the basis of the corrected data. In addition, effective as of October 2, 2023, we adopted a new clawback policy, which applies to each of our executive officers and provides for the recoupment of certain incentive compensation pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, in the manner required by Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 10D-1 promulgated thereunder, and the New York Stock Exchange listing standards. The policy provides for the recovery of erroneously awarded incentive-based compensation received by our current and former executive officers in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws, regardless of fault or misconduct.

Share Ownership Requirements

We maintain minimum share ownership requirements for our executive officers. We include these requirements in our Corporate Governance Principles and summarize them below:

➢

Our President and Chief Executive Officer is required to own, within five years of his appointment as an executive officer, the lesser of (x) 75% of the number of common shares or share equivalents awarded to such executive officer for no consideration (other than such executive officer’s services) under an equity compensation program during the sixty-month period that precedes the testing date, less shares withheld for taxes and (y) common shares or share equivalents that have a market value (based on the average of the closing common share prices as reported on the New York Stock Exchange for the twelve-month period ending on June 30 of the calendar year that precedes the date of computation) at least equal to six times his base salary.

➢

Each (i) Executive Vice President who is a Senior Managing Director and (ii) Executive or Senior Vice President who is any of the Chief Financial Officer, Chief Investment Officer, General Counsel or Chief Administrative Officer is required to own, within five years of his or her appointment as an executive

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2026 PROXY STATEMENT

officer, the lesser of (x) 75% of the number of common shares or share equivalents awarded to such executive officer for no consideration (other than such executive officer’s services) under an equity compensation program during the sixty-month period that precedes the testing date, less shares withheld for taxes and (y) common shares or share equivalents that have a market value (based on the average of the closing common share prices as reported on the New York Stock Exchange for the twelve-month period ending on June 30 of the calendar year that precedes the date of computation) at least equal to four times his or her base salary.

➢

Each Executive Vice President, Senior Vice President or Vice President (other than, in each case, a leasing officer) who does not hold a position previously mentioned in this section is required to own, within five years of his or her appointment as an executive officer, the lesser of (x) 50% of the number of common shares or share equivalents awarded to such executive officer for no consideration (other than such executive officer’s services) under an equity compensation program during the sixty-month period that precedes the testing date, less shares withheld for taxes and (y) common shares or share equivalents that have a market value (based on the average of the closing common share prices as reported on the New York Stock Exchange for the twelve-month period ending on June 30 of the calendar year that precedes the date of computation) at least equal to 1.5 times his or her base salary.

Each of our executive officers is in compliance with the share ownership requirements. If an executive officer were not to meet the requirements, the executive officer would be restricted from selling any common shares that have been or are thereafter awarded to him or her under any of our equity compensation programs until such executive officer meets the requirements, except as required by law or upon the approval of the Board or the Compensation Committee or (except as to himself) the President and Chief Executive Officer.

Hedging Prohibition

Our executives and Trustees are prohibited from hedging their ownership or offsetting any decline in the market value of our shares, including by trading in publicly-traded options, puts, calls or other derivative instruments related to our shares.

Pledges and Transactions in Shares

Our executives and Trustees are prohibited from pledging our shares as collateral for loans.

Compensation and Risks

Our Compensation Committee believes that the risks material to our business are those that derive from broad-based economic trends and specific trends related to the types of real estate we own and operate in our relevant markets. We do not believe that these risks are materially affected by, or materially arise from, our compensation policies and practices. We believe that our compensation policies and practices support achievement of competitive performance without unnecessary and excessive risk taking. Our annual incentive awards and equity-based long-term incentive awards are based on a variety of indicators of performance, thus diversifying the risk associated with any single indicator of performance. In addition, our share ownership requirements encourage our executives to focus on sustained share price appreciation rather than short-term results. Furthermore, compliance and ethical behavior are integral factors considered in all performance assessments.

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Accounting Considerations

Prior to implementation of a compensation program and awards under the program, we evaluate the cost of the program and awards in light of our current budget and anticipated budget. We also review the design of compensation programs to assure that the recognition of expense for financial reporting purposes is consistent with our financial modeling.

Tax Considerations

Prior to implementation of a compensation program and awards under the program, we evaluate the federal income tax consequences, both to us and to our executives, of the program and awards. Before approving a program, our Compensation Committee receives an explanation from our outside professionals as to the expected tax treatment of the program and awards under the program.

Consideration of Prior Year Compensation

The primary focus of our Compensation Committee in setting executive compensation is the executive’s current level of compensation, including recent awards of long-term incentives, in the context of current levels of compensation for similarly situated executives at peer companies, taking into account the executive’s performance and our corporate performance. The Committee has not adopted a formulaic approach for considering amounts realized by an executive from prior equity-based awards.

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis with our management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in our proxy statement for our 2026 annual meeting of shareholders.

Submitted by:

James C. Diggs
Reginald DesRoches
Charles P. Pizzi (Chair)

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Compensation Tables and Related Information

The following tables and footnotes set forth information, for the three most recent fiscal years, concerning compensation awarded to, earned by or paid to: (i) our President and Chief Executive Officer, (ii) our Executive Vice President and Chief Financial Officer and (iii) each of our three other most highly compensated executive officers in 2025 who were serving as executive officers at December 31, 2025 (our “named executive officers”).

This 2024 change in PSU design (i.e. performance goals set annually on a tranche-by-tranche basis), coupled with technical rules regarding how share awards are accounted for and are disclosed in this table, are the reason for the apparent fluctuation in the size of the named executive officers' Share Awards. In fact, for all three years shown in the table and for each named executive officer, the total value of the target number of shares subject to each year's share awards was substantially the same at the time the awards were approved by the Committee.

Summary Compensation Table

Current Executive Name and Principal Position	Year	Salary (1)	Share Awards (2) (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation		Total

Gerard H. Sweeney	2025	$800,000	$3,472,940	$1,520,000	$19,691	(5)	$5,812,631
President and Chief	2024	$800,000	$2,510,173	$1,600,000	$19,575		$4,929,748
Executive Officer	2023	$800,000	$3,598,577	$1,600,000	$14,038		$6,102,885

Thomas E. Wirth	2025	$469,000	$1,160,302	$445,550	$10,500	(6)	$2,085,352
Executive Vice President,	2024	$469,000	$838,644	$469,000	$10,350		$1,786,994
Chief Financial Officer	2023	$466,667	$1,202,281	$490,000	$5,490		$2,166,771

H. Jeffrey DeVuono	2025	$428,450	$919,992	$385,605	$10,500	(6)	$1,744,547
Executive Vice President and	2024	$428,450	$664,951	$407,000	$10,350		$1,510,751
Regional Managing Director	2023	$428,450	$953,270	$428,450	$5,490		$1,815,660

George D. Johnstone (1)	2025	$400,000	$858,896	$475,000	$10,500	(6)	$1,744,396
Executive Vice	2024	$400,000	$620,793	$400,000	$10,350		$1,431,143
President, Operations	2023	$387,000	$861,051	$387,000	$5,490		$1,640,541

William D. Redd	2025	$400,000	$858,896	$360,000	$10,500	(6)	$1,629,396
Executive Vice President	2024	$400,000	$620,793	$360,000	$10,350		$1,391,143
and Senior Managing Director	2023	$400,000	$889,974	$380,000	$5,490		$1,675,464

(1)
Executives are eligible to defer a portion of their salaries under our Nonqualified Deferred Compensation Plan. The amounts shown in this column have not been reduced by any deferrals under the Nonqualified Deferred Compensation Plan. Amounts deferred in 2025 are shown in the Nonqualified Deferred Compensation table below.
(2)
This column represents the grant date fair value of Share Awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Share Awards consist of RSUs and PSUs. The grant date fair value of each RSU awarded on February 28, 2025 was equal to the closing price on New York Stock Exchange on the award date ($5.05). The grant date fair value for the PSUs with a grant date of February 28, 2025 (i.e., the second tranche of 2024 PSU awards and the first tranche of 2025 PSU awards) was $5.37 and was determined using a Monte Carlo simulation probablistic valuation model. For information regarding the assumptions used in determining these values, see Note 14 of our consolidated financial statements included in our form 10-K filed on February 23, 2026.

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In accordance with SEC rules, PSU values are included in this column to the extent that the PSUs have a grant date under FASB ASC Topic 718 in the fiscal year. As a result of the 2024 change in PSU design (performance goals set annually on a tranche-by-tranche basis), this means that only one-third of the target number of shares subject to the 2024 PSU awards were deemed to have a grant date in 2024, and one-third of each of the 2024 and 2025 PSU awards were deemed to have a grant date in 2025, as that was when the performance goals for those tranches were set by the Compensation Committee. The remainder of the 2024 and 2025 PSU awards will have a grant date (and be reported in this table) in 2026 or 2027, when the performance conditions for the remaining tranches are established by the Compensation Committee.

This 2024 change in PSU design, coupled with technical rules regarding how share awards are accounted for and are disclosed in this table, are the reason for the apparent fluctuation in the size of the named executive officers' Share Awards. In fact, for all three years shown in the table and for each named executive officer, the total value of the target number of shares subject to each year's share awards was substantially the same at the time the awards were approved by the Committee.

(3)
The amounts listed in this column include the following amounts for PSUs with a grant date in 2025: for Mr. Sweeney, $1,548,143; for Mr. Wirth, $517,230; for Mr. DeVuono, $410,109; for Mr. Johnstone, $382,873; and for Mr. Redd, $382,873. The grant date value of the maximum number of common shares that may be earned under the second tranche of the 2024 PSUs and the first tranche of the 2025 PSUs was $3,715,545 for Mr. Sweeney, $1,241,354 for Mr. Wirth, $984,261 for Mr. DeVuono, $918,895 for Mr. Johnstone, and $918,895 for Mr. Redd. Similarly, the amounts listed in this column also include the following amounts in respect of RSUs awarded in 2025: for Mr. Sweeney, $1,924,797; for Mr. Wirth, $643,072; for Mr. DeVuono, $509,883; for Mr. Johnstone, $476,023; and for Mr. Redd, $476,023. These RSU awards include an outperformance modifier which could increase the number of shares issuable under the award. Per SEC rules, the values of these RSUs are reported based on their grant date fair values, which reflects no value for the outperformance portion of these awards because the achievement of the outperformance goals was not considered probable on the grant date. The grant date value of the maximum number of common shares that may be earned under the outperformance portion of these awards was $5,115,006 for Mr. Sweeney, $1,553,560 for Mr. Wirth, $1,108,618 for Mr. DeVuono, $1,034,997 for Mr. Johnstone, and $1,034,997 for Mr. Redd.
(4)
These amounts reflect annual incentives actually earned in cash.
(5)
Represents (i) $10,500 in employer matching contributions to our 401(k) plan; and (ii) $9,191 attributable to the discount element of shares purchased through participation in our Employee Share Purchase Plan.
(6)
Represents $10,500 in employer matching contributions to our 401(k) plan.

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Grants of Plan-Based Awards

Current Executive			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (#) (2)			All Other Share Awards: Number of	Grant Date Fair Value of Share and Option
Name	Grant Type	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Shares (#)	Awards (3)

	Annual Incentive	n/a	$1,360,000	$1,600,000	$2,800,000
Gerard H. Sweeney	PSUs	2/28/25
	2024 (2nd tranche)	2/28/25				60,341	150,852	362,045		$865,890
	2025 (1st tranche)	2/28/25				50,820	127,049	304,918		$682,253
	RSUs(4)(5)	2/28/25							381,148	$1,924,797

	Annual Incentive	n/a	$398,650	$469,000	$820,750
Thomas E. Wirth	PSUs	2/28/25
	2024 (2nd tranche)	2/28/25				20,160	50,399	120,958		$289,290
	2025 (1st tranche)	2/28/25				16,979	42,447	101,873		$227,940
	RSUs(4)(5)	2/28/25							127,341	$643,072

	Annual Incentive	n/a	$364,183	$428,450	$749,788
H. Jeffrey DeVuono	PSUs	2/28/25
	2024 (2nd tranche)	2/28/25				15,984	39,961	95,906		$229,376
	2025 (1st tranche)	2/28/25				13,462	33,656	80,774		$180,733
	RSUs(4)(5)	2/28/25							100,967	$509,883

	Annual Incentive	n/a	$340,000	$400,000	$700,000
George D. Johnstone	PSUs	2/28/25
	2024 (2nd tranche)	2/28/25				14,923	37,307	89,537		$214,142
	2025 (1st tranche)	2/28/25				12,569	31,421	75,410		$168,731
	RSUs(4)(5)	2/28/25							94,262	$476,023

	Annual Incentive	n/a	$340,000	$400,000	$700,000
William D. Redd	PSUs	2/28/25
	2024 (2nd tranche)	2/28/25				14,923	37,307	89,537		$214,142
	2025 (1st tranche)	2/28/25				12,569	31,421	75,410		$168,731
	RSUs(4)(5)	2/28/25							94,262	$476,023

(1)
The “Threshold” column represents the amount payable when threshold performance is met. The “Target” column represents the amount payable if the specified performance targets are reached. The “Maximum” column represents the maximum payment opportunity. See “Compensation Discussion and Analysis – Discussion – Annual Incentive Awards.”
(2)
The numbers shown under Estimated Future Payouts Under Equity Incentive Plan Awards represent the number of shares potentially issuable under PSU awards with a grant date established under FASB ASC Topic 718 in fiscal year 2025. Because the grant date under FASB ASC Topic 718 occurs when the performance targets are approved, the number of shares shown as potentially issuable is one-third of the shares subject to each of the executive's 2024 and 2025 PSU awards, as performance goals were only established for one-third of target number of shares subject to each of those awards in 2025. These awards may be earned based on the Company’s operating performance during 2025, subject to further adjustment based on the Company's relative TSR performance over the period beginning on the grant date and ending December 31, 2026 or December 31, 2027, as applicable. See “Compensation Discussion and Analysis – Equity-Based Long-Term Incentive Compensation – 2025-2027 Performance Share Unit Award Terms" and "2024-2026 Performance Share Unit Award (Second Tranche)" for a description of the PSUs. See below under the heading “Equity Award Agreements” for a description of the effects of death, disability, involuntary termination, retirement or change in control on these awards.
(3)
The amounts shown in this column represent the grant date fair value of equity-based awards, computed in accordance with FASB ASC Topic 718. These amounts may differ from the target LTI values used by our Compensation Committee to size the awards, due to technical differences in how awards are valued for accounting purposes. For example, the Compensation

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Committee determines the both the target number of PSUs and the number of RSUs granted to each NEO based on the trailing average closing price of our common shares for the 10 days immediately preceding the grant date, whereas for accounting purposes the value for PSUs is determined based on a Monte Carlo model and the value for RSUs is determined based on our closing share price on the grant date.
(4)
Consists of RSUs that vest in three equal installments on each of April 15, 2026, April 15, 2027 and April 15, 2028. See below under the heading “Equity Award Agreements” for a description of the effects of death, disability, involuntary termination, retirement or change in control on these awards.
(5)
These RSUs also include an outperformance modifier attached that could increase the number of shares issuable under awards by up to 275% for Mr. Sweeney, up to 250% for Mr. Wirth, and up to 225% for other named executive officers, based on Brandywine’s achievement of superior results for cumulative FFO per share (weighted 25%) and total capital market activity (weighted 75%) during the three-year period ending December 31, 2027. See “Compensation Discussion and Analysis – Equity-Based Long-Term Incentive Compensation – 2025 RSU Outperformance Modifier” for description of this outperformance feature. See below under the heading “Equity Award Agreements” for a description of the effects of death, disability, involuntary termination, retirement or change in control on these awards.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes information regarding outstanding equity awards held by our named executive officers as of December 31, 2025. In accordance with SEC rules, the market values shown in the table below are based on the closing price of our common shares on December 31, 2025 ($2.92).

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2026 PROXY STATEMENT

	OPTION AWARDS				SHARE AWARDS

Current Executive Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#) (1)	Market Value of Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

	13,333	0	$6.21	(3)
Gerard H. Sweeney	33,333	0	$14.31	(3)	0	$0
	0	0	$0.00
2024-2026 PSU (1st tranche) (4)							263,991	$770,854
2024-2026 PSU (2nd tranche) (4)							188,565	$550,610
2025-2027 PSU (1st tranche) (5)							127,049	$370,982
2024 Outperformance (6)							1,011,178	$2,952,640
2025 Outperformance (7)							262,039	$765,154

	—
Thomas E. Wirth	0	0	$0		0	$0
2024-2026 PSU (1st tranche) (4)							88,198	$257,538
2024-2026 PSU (2nd tranche) (4)							62,999	$183,957
2025-2027 PSU (1st tranche) (5)							42,447	$123,946
2024 Outperformance (6)							307,121	$896,793
2025 Outperformance (7)							79,588	$232,397
					—

H. Jeffrey DeVuono	0	0	$0		0	$0
2024-2026 PSU (1st tranche) (4)							69,932	$204,201
2024-2026 PSU (2nd tranche) (4)							49,951	$145,857
2025-2027 PSU (1st tranche) (5)							33,656	$98,275
2024 Outperformance (6)							219,161	$639,950
2025 Outperformance (7)							56,794	$165,838

George D. Johnstone	0	0	$0		0	$0
2024-2026 PSU (1st tranche) (4)							65,287	$190,638
2024-2026 PSU (2nd tranche) (4)							46,634	$136,171
2025-2027 PSU (1st tranche) (5)							31,421	$91,749
2024 Outperformance (6)							204,607	$597,452
2025 Outperformance (7)							53,022	$154,824

William D. Redd	0	0			0	$0
2024-2026 PSU (1st tranche) (4)							65,287	$190,638
2024-2026 PSU (2nd tranche) (4)							46,634	$136,171
2025-2027 PSU (1st tranche) (5)							31,421	$91,749
2024 Outperformance (6)							204,607	$597,452
2025 Outperformance (7)							53,022	$154,824

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(1)
All outstanding RSU awards and the shares subject to the earned but undistributed portion of the 2023 outperformance feature are treated as vested (and are therefore not shown in this table) due to the retirement eligibility of all the named executive officers.
(2)
Represents hypothetical payout value, if any, under PSUs and the outperformance feature of RSUs awarded on February 26, 2024 and February 28, 2025. For a discussion of the relevant terms of these awards, see “Compensation Discussion and Analysis – Equity-Based Long-Term Incentive Compensation.” In accordance with SEC rules, we have shown the number and value of these awards based on period-to-date performance through December 31, 2025, rounded up to the next performance interval. This results in (i) the following being assumed for the first tranche of the 2024 PSU award: maximum performance for the leasing activity element and target performance for the SSNOI growth element, (ii) the following being assumed for the second tranche of the 2024 PSU award and the first tranche of the 2025 PSU award: target performance for the leasing activity element and max performance for the SSNOI growth element, (iii) no rTSR modifier being assumed for 2024 PSU awards and a threshold rTSR modifier being assumed for 2025 PSU awards, (iv) the following being assumed for the 2024 outperformance feature: maximum performance for the capital activity-related metric and threshold performance for the FFO-related metric, and (v) threshold performance being assumed for all of the metrics of the 2025 outperformance feature. The actual number and value of common shares, if any, that we will issue in respect of these awards will depend on actual performance through the end of the applicable performance period.
(3)
These options have an expiration date tied to the cessation of Mr. Sweeney’s employment with us.
(4)
All tranches of the 2024-2026 PSU awards will vest (to the extent earned) upon completion of the performance period on December 31, 2026.
(5)
All tranches of the 2025-2027 PSU awards will vest (to the extent earned) upon completion of the performance period on December 31, 2027.
(6)
The Outperformance portion of 2024 RSU awards is scheduled to vest (to the extent earned) as follows: (i) 50% on January 1, 2027, and (ii) 50% on January 1, 2028. However, due to the retirement eligibility of the named executive officers, any amount earned will not be subject to a risk of forfeiture after the end of the performance period on December 31, 2026.
(7)
The Outperformance portion of 2025 RSU awards is scheduled to vest (to the extent earned) as follows: (i) 50% on January 1, 2028, and (ii) 50% on January 1, 2029. However, due to the retirement eligibility of the named executive officers, any amount earned will not be subject to a risk of forfeiture after the end of the performance period on December 31, 2027.

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Option Exercises and Shares Vested

	OPTION AWARDS		SHARE AWARDS (1)

Current Executive Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Gerard H. Sweeney	0	$0	912,380	(2)	$3,475,995	(2)

Thomas E. Wirth	0	$0	304,825	(2)	$1,161,325	(2)

H. Jeffrey DeVuono	0	$0	232,554	(2)	$894,117	(2)

George D. Johnstone	0	$0	213,119	(2)	$823,086	(2)

William D. Redd	0	$0	217,111	(2)	$834,742	(2)

(1)
Reflects the number of restricted common shares (or share equivalents) that vested in 2025 multiplied by the closing market price of the common shares on the applicable vesting date. RSU awards generally vest in equal annual installments, on April 15th of the first, second and third years following the year of grant. However, because each of the named executive officers is eligible for qualifying retirement, RSUs granted in 2025 are treated as vested for purposes of this table upon the award’s grant date. Similarly, RSUs earned in 2025 under the 2023 outperformance feature would generally vest in two equal installments, on January 1, 2026 and January 1, 2027. However, due to the executives’ retirement eligibility, we treat all RSUs earned under the 2023 outperformance feature as vested for purposes of this table as of December 31, 2025 (the end of the applicable performance period). See footnote 2 below for description of the RSU awards that are treated as vested in 2025 due to the retirement eligibility of our named executive officers. Shares underlying earned 2023-2025 PSUs are treated as vested as of December 31, 2025 (the end of the applicable performance period) and constitute the remainder of the shares disclosed in this table.
(2)
In the case of Mr. Sweeney, the number and value of shares acquired upon vesting includes 381,148 RSUs granted to him in 2025 and 310,460 RSUs earned under the 2023 outperformance feature, in the case of Mr. Wirth, the number and value of shares acquired upon vesting includes 127,341 RSUs granted to him in 2025 and 103,724 RSUs earned under the 2023 outperformance feature, in the case of Mr. DeVuono, the number and value of shares acquired upon vesting includes 100,967 RSUs granted to him in 2025 and 73,104 RSUs earned under the 2023 outperformance feature, in the case of Mr. Johnstone, the number and value of shares acquired upon vesting includes 94,262 RSUs granted to him in 2025 and 66,032 RSUs earned under the 2023 outperformance feature, and in the case of Mr. Redd, the number and value of shares acquired upon vesting includes 94,262 RSUs granted to him in 2025 and 68,250 RSUs earned under the 2023 outperformance feature. These RSUs are included in this table because they became immediately non-forfeitable during 2025 due to these executives’ eligibility for qualifying retirement. However, for RSUs treated as vested due to the grantee’s eligibility for qualifying retirement, the shares subject to these awards will generally not be delivered until the earlier of (i) the executive’s separation from service, or (ii) the otherwise applicable vesting dates of the award.

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Nonqualified Deferred Compensation

Current Executive Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)

Gerard H. Sweeney	$2,053,364.96	$0	($443.758.03)	$1,047,080.34	$9,508,685.63

Thomas E. Wirth	$246,229.16	$0	($424,072.25)	$38,931.88	$1,205,699.41

H. Jeffrey DeVuono	$0	$0	($255,745.02)	$5,402	$2,701,636.86

George D. Johnstone	$0	$0	($293,239.44)	$0.00	$347,702.75

William D. Redd	$135,932.39	$0	$147,124.89	$0.00	$1,279,809.98

(1)
The amounts shown reflect 2022, 2023 or 2024 equity awards deferred into our Nonqualified Deferred Compensation Plan that would otherwise have been settled in 2025. None of these amounts are also reported in the Summary Compensation Table for 2025.
(2)
All amounts shown in this column have been reported (either as salary, bonus, share awards or non-equity incentive plan compensation) in the Summary Compensation Table of our proxy statements for the current year or prior years (or would have been reported, had the executive been a named executive officer in the applicable year), other than the portion that represents earnings on the amounts deferred. As noted in the narrative below, earnings are credited on the amounts deferred based on the actual performance of notional investments in specified securities. No above-market or guaranteed rates are credited.

Our Executive Deferred Compensation Plan (the “Deferred Compensation Plan”) affords participating executives and Trustees the ability to defer a portion of their base salary, bonus and annual incentive award (or, in the case of our Trustees, annual retainer and Board meeting fees) on a tax-deferred basis. In addition, participants may elect to defer the receipt of equity grants under our long-term incentive plan. If a participant’s matching contributions under our 401(k) plan are limited due to participation in the Deferred Compensation Plan or due to limitations on matching contributions imposed by the Internal Revenue Code, we make a matching contribution for the participant under the Deferred Compensation Plan to the extent the participant has deferred an amount under the Deferred Compensation Plan at least equal to the amount that would have been required if the matching contribution had been made under our 401(k) plan. We have the right, but not the obligation, to make matching contributions under the Deferred Compensation Plan for executives on deferred amounts (and/or to make a discretionary profit sharing contribution for executives) covering compensation in excess of $350,000 (for 2025) because the IRS rules will not permit such contributions to be made to the 401(k) plan. Participants elect in advance the timing and form of distributions under the Deferred Compensation Plan. Distributions are payable in a lump sum or installments and may commence in-service, after a required minimum deferral period, or upon retirement. Except as otherwise noted in the next paragraph, participants elect the manner in which their accounts are deemed invested during the deferral period.

Because the Deferred Compensation Plan is a “nonqualified” deferred compensation plan, we are not obligated to invest deferred amounts in the selected manner or to set aside any deferred amounts in trust. One of the deemed investment options is or in a hypothetical investment fund (the “Common Share Fund”) consisting of our common shares. Effective for compensation deferred after 2006, all deferrals that are deemed invested in the Company Share Fund will remain credited to the Company Share Fund until distribution and will not be eligible to be transferred to other investment funds. An executive who defers more than 25% of his or her annual bonus or annual incentive award into the Company Share Fund is entitled to 15% matching contribution on the excess amount, which matching contribution will itself be invested in the Company Share Fund. All deferred equity grants will be invested in the Company Share Fund and all distributions of benefits attributable to Company Share Fund credits will be paid in common shares. Otherwise, participants are generally free to select their own investments and change their investment elections from time to time.

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2026 PROXY STATEMENT

With respect to post-2004 deferred compensation deemed invested in the Company Share Fund, dividend equivalents are subject to participants’ elections to receive the dividend equivalents in cash or to continue to defer them under the Deferred Compensation Plan. Any dividend equivalents credited to participants’ accounts in the Deferred Compensation Plan will be invested in investment funds selected by the participants other than the Company Share Fund.

In general, compensation subject to a deferral election, matching contributions and profit sharing contributions are not includible in a participant’s taxable income for federal income tax purposes until the participant receives a distribution from the Deferred Compensation Plan. To the extent amounts under this plan are deductible by us, those deductions will not arise until such amounts are distributed.

Employment and Other Agreements

We have agreements with executives that provide for payments to the executives in connection with their termination of employment or upon a change of control of us. We summarize below, and in the table that follows, circumstances that would trigger payments by us, and the amounts of the payments. We discuss the rationale for these agreements above under “Compensation Discussion and Analysis - Post Termination Benefits; Qualifying Retirement,” including why we have entered into agreements with executive officers that provide for post-employment payments following a change-in-control.

Agreement with our President and Chief Executive Officer

We have a 2007 employment agreement with Gerard H. Sweeney. Mr. Sweeney’s employment agreement provides that if Mr. Sweeney’s employment with us were not extended upon expiration of the term of his employment agreement, which currently renews annually for successive one-year periods absent advance notice of non-renewal, we would be obligated to provide him with a severance benefit during the one-year period following expiration of the term equal to the sum of his prior year salary and bonus as well as health care benefits. The employment agreement entitles Mr. Sweeney to a payment equal to 2.99 times the sum of his annual salary and annual bonus upon: (i) termination of his employment without cause, (ii) his resignation “for good reason” or (iii) his death. Resignation by Mr. Sweeney within six months following a reduction in his salary, an adverse change in his status or responsibilities, certain changes in the location of our headquarters or a change of control of us would each constitute a resignation “for good reason.” Mr. Sweeney’s employment agreement also includes a tax gross-up for excise tax payments payable upon a change of control and that would put him in the same financial position after-tax that he would have been in if the excise tax did not apply to him. Mr. Sweeney’s severance and change of control benefits were determined by our Compensation Committee and are not conditioned on any non-competition or other post-employment restrictive covenants.

Change of Control Agreements with Executive Officers

In addition to our employment agreement with Mr. Sweeney, we have entered into change of control agreements with our other named executive officers. These agreements provide that if both (i) a change of control (a “CIC”) occurs at a time when an executive is an employee and (ii) the executive’s employment is terminated other than for cause or the executive resigns for good reason, in either case within 730 days following the CIC, then we (or our successor in the CIC transaction) will pay to the executive the product of: (x) two times (y) the sum of (1) the executive’s annual base salary in effect at the time of the CIC plus (2) the greater of (i) the annual bonus most recently paid to the executive prior to the CIC or (ii) the executive’s target bonus for the year in which the CIC occurs. In addition, if the foregoing double trigger (i.e., a CIC and a

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BRANDYWINE REALTY TRUST

qualifying employment termination) were to occur, we would provide the applicable executive with continued medical and group term life insurance coverage for 730 days.

Equity Award Agreements

Under the terms of our RSU awards, if an executive’s employment is terminated without cause or if the executive resigns with good reason within one year following a CIC, or if an executive dies, becomes disabled or has a qualifying retirement, all otherwise unvested RSUs will then vest.

In the event of CIC during the performance period applicable to the outperformance share, the performance period will be truncated and the number of outperformance shares earned will then be determined (with such adjustments to the performance measures as the Committee then deems appropriate). Any earned outperformance shares will then remain subject to the same time vesting requirements that generally apply to outperformance shares. If the executive’s employment is thereafter terminated without cause or the executive thereafter resigns with good reason, any then remaining time vesting requirements will be waived.

Similarly, if after the end of an outperformance share performance period, a CIC occurs and the executive’s employment is thereafter terminated without cause or the executive thereafter resigns with good reason, any then remaining time vesting requirements will be waived.

In the event of a death, disability or qualifying retirement during the performance period applicable to an outperformance share, a pro-rata portion of those outperformance shares will remain outstanding and be earned (or not) based on actual performance through the end of the applicable performance period. In these cases, any earned shares will be delivered promptly following the performance determination. In the event of a death, disability or qualifying retirement following the performance period applicable to an outperformance share, any then remaining time vesting requirements will be waived.

Under the terms of our pre-2024 PSU programs, in the event of a CIC, death, disability or qualifying retirement during a PSU performance period, the applicable measurement period will be truncated and the PSUs will then be settled based on actual performance through that time (and subject to pro-ration in the case of qualifying retirement). For 2024 PSUs and thereafter, (i) in the event of disability or qualifying retirement during a PSU performance period, the performance period will remain open, with payout at the end of performance period (pro-rated based on the portion of the period actually served), (ii) in the event of death during a PSU performance period, the PSU will vest immediately based on actual operating performance for any calendar year completed during the three-year performance period, and based on target performance for the remaining years of the three-year performance period, and (iii) in the event of a CIC during a PSU performance period, the measurement period will be truncated and the PSUs will then vest and be settled based exclusively on relative TSR performance.

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Potential Payments Upon Termination of Employment or Change-in-Control

The table below was prepared as though the triggering event listed below the name of each named executive officer occurred on December 31, 2025. Assumptions are noted in the footnotes to the table.

Current Executive Name		Severance Amount		Value of Unvested Equity Awards (2)	Medical and Life Insurance	Tax Gross-Up	Total

Gerard H. Sweeney
▪	Retirement	$0		$3,072,163	$0	n/a	$3,072,163
▪	Non-renewal of employment agreement at Company election	$2,400,000		$3,072,163	$10,193	n/a	$5,482,356
▪	Involuntary or good reason termination (not in connection with change in control)	$7,176,000		$3,072,163	$34,000	n/a	$10,282,163
▪	Death	$7,176,000		$4,492,068	$0	n/a	$11,668,068
▪	Disability	$800,000	(1)	$3,072,163	$10,193	n/a	$3,882,356
▪	Involuntary or good reason termination (in connection with change in control)	$7,176,000		$3,745,680	$34,000		$10,955,680
Thomas E. Wirth
▪	Retirement	$0		$971,218	$0	n/a	$971,218
▪	Death	$0		$1,445,606	$0	n/a	$1,445,606
▪	Disability	$0		$971,218	$0	n/a	$971,218
▪	Involuntary or good reason termination (in connection with change in control)	$1,876,000		$1,168,646	$27,215	n/a	$3,071,861
H. Jeffrey DeVuono
▪	Retirement	$0		$726,309	$0	n/a	$726,309
▪	Death	$0		$1,102,446	$0	n/a	$1,102,446
▪	Disability	$0		$726,309	$0	n/a	$726,309
▪	Involuntary or good reason termination (in connection with change in control)	$1,713,801		$860,969	$41,870	n/a	$2,616,639
William D. Redd
▪	Retirement	$0		$678,078	$0	n/a	$678,078
▪	Death	$0		$1,029,236	$0	n/a	$1,029,236
▪	Disability	$0		$678,078	$0	n/a	$678,078
▪	Involuntary or good reason termination (in connection with change in control)	$1,600,000		$803,795	$31,083	n/a	$2,434,878

(1)
This amount would be subject to reduction by the amount of any disability insurance proceeds receivable by Mr. Sweeney in the year following the cessation of his employment due to disability.
(2)
Represents the aggregate value of unvested equity awards as of December 31, 2025 that would vest upon a change of control coupled with a qualifying termination of employment, death, disability or qualifying retirement and, in the case of Mr. Sweeney, his termination without cause or resignation for good reason (not in connection with a change in control). Unvested equity awards exclude restricted common share rights that are already non-forfeitable because each named executive officer is retirement eligible as of December 31, 2025. We computed the value of the accelerated equity awards using the closing price of our common shares on December 31, 2025 of $2.92 and, in the case of the performance units and outperformance shares subject to open performance periods, based on actual period to date performance through December 31, 2025, as follows: 2024-2026 PRSUs, assuming payout at 77.2% of target upon CIC-related qualified termination, 109.6% of target upon retirement or disability, or 120.5% of target upon death; 2025-2027 PRSUs, assuming payout at 0% of target upon CIC-related qualified termination, 77.8% of target upon retirement or disability, or 97.3% of target upon death; 2024-2026 outperformance shares assuming 206.3% of target payout for Mr. Sweeney, 187.5% of target payout for Mr. Wirth, and 168.8% of target payout for Mr. DeVuono, Mr. Johnstone, and Mr. Redd; and 2025-2027 outperformance shares assuming 0% payout. See “Compensation Discussion and Analysis – Discussion – Vesting and Forfeiture Restrictions.”

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Transition Services Agreement with Mr. Johnstone

As previously noted, Mr. Johnstone retired from his position as the Company's Executive Vice President - Operations, effective as of February 20, 2026 (the "Transition Date"). On March 10, 2026, Mr. Johnstone entered into a Transition Services and Release Agreement with us, which provides that Mr. Johnstone will serve as a Senior Adviser to the Company from the Transition Date until August 20, 2026 (the "Cessation Date") to support an orderly transition of his former duties to other Company personnel. The Transition Agreement also subjects Mr. Johnstone to non-competition and non-solicitation restrictions for six months following the Transition Date and includes a general release of claims and customary cooperation and non-disparagement provisions.

As compensation for his service under (and subject to his compliance with) the Transition Agreement, Mr. Johnstone will receive payments totaling $400,000: (i) $240,000 to be paid on the first regularly scheduled payroll date after the release becomes irrevocable, and (ii) $160,000 to be paid in equal installments at regular payroll intervals from April through August 2026. Other than these payments and the retirement treatment of his equity awards (as described in the Compensation Discussion and Analysis under the heading "Vesting and Forfeiture Restrictions"), Mr. Johnstone received no additional payments or benefits in connection with his retirement.

Employee Share Purchase Plan

Our shareholders approved the 2007 Non-Qualified Employee Share Purchase Plan (the “ESPP”) in May 2007. The number of common shares reserved and initially available for issuance under the ESPP was 1,250,000.

The ESPP is intended to provide eligible employees with a convenient means to purchase common shares through payroll deductions and voluntary cash investments. All of our full-time and qualified part-time employees are eligible to participate in the ESPP beginning on the first day of the quarterly purchase period that begins on, or next following, their date of hire. At December 31, 2025, approximately 271 persons were eligible to participate in the ESPP, including 27 officers and all of our other full-time and qualified part-time employees. Part-time employees must be scheduled to work at least 20 hours per week to qualify for participation under the ESPP.

Prior to each purchase period, a participant may specify the contributions the participant proposes to make for the purchase period. Such contributions will be expressed as a stated whole percentage (ranging from 1% to 20%) of the participant’s compensation payable during the purchase period (including base salary, bonus, commissions and other compensation processed through our regular payroll system) that we are authorized to deduct during the purchase period to purchase common shares for the participant’s account under the ESPP. A participant may withdraw (without interest) at any time on or before the last day of a purchase period all or any of the contributions credited to his or her account. In addition, a participant may amend or revoke his or her election at any time prior to a purchase period, and a participant may amend or revoke his or her election during a purchase period to reduce or stop his or her contributions. The account balance of any participant who terminates employment during a purchase period before the last day of the purchase period will be automatically returned without interest to the participant. At the end of each purchase period, the amounts accumulated for each participant will be used to purchase common shares at a price equal to 85% (or such higher percentage set by the Compensation Committee) of the average closing price of the common shares as reported on the New York Stock Exchange during the purchase period. The ESPP Plan Year begins June 1 and extends to the next following May 31. Purchase periods have a duration of three months, ending on each

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2026 PROXY STATEMENT

of February 28, May 31, August 31 and November 30. Under the plan document the maximum contribution by each participant for any Plan Year may not exceed $50,000. The ESPP does not qualify as an “employee stock purchase plan” within the meaning of section 423 of the Internal Revenue Code.

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Pay Ratio Disclosure

The disclosure of CEO pay ratio is required under the Dodd-Frank Act. Our CEO to median employee pay ratio is calculated in accordance with SEC requirements. We identified the median employee by examining the annual compensation for all employees, excluding our CEO, who were employed by Brandywine on December 31, 2025. We included all employees, whether employed on a full-time, part-time, seasonal or temporary basis. We annualized the compensation for any full-time employee at December 31, 2025 who was not employed by Brandywine for all of fiscal 2025. Payroll records were used to determine all payments made to the median employee. Compensation used to identify the median employee was base salary/base wages, including regular earnings, straight time, overtime, short-term disability and paid parental, vacation and sick leave. The methodology was consistently applied for all employees on our payroll as of December 31, 2025.

After we identified our median employee, we calculated his or her 2025 total compensation using the same methodology we use for our named executive officers, as set forth in the Summary Compensation Table that appears earlier in this proxy statement.

Brandywine’s CEO pay is designed to provide a competitive CEO pay package with significant performance-based pay in a highly competitive CEO talent market. Median employee pay represents Brandywine’s compensation to employees at various rates based on competitive labor markets. The table below sets forth: (i) the median of the 2025 total compensation of all of our employees (excluding our CEO), as determined under SEC rules; (ii) the 2025 total compensation of our CEO; and (iii) the ratio of our CEO’s 2025 total compensation to the median of the 2025 total compensation of all other employees. As indicated in the table, the ratio of our CEO’s annual total compensation to the median annual total compensation of all other employees is 62.10:1.

Principal Position	Year	Salary	Share Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

CEO	2025	$800,000	$3,472,940	$1,520,000	$19,691	$5,812,631

Median Employee	2025	$84,812	0	$6,176	$2,610	$93,598

					Ratio	62.10:1

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Pay Versus Performance

The following table provides specified executive compensation and financial performance measures for our four most recently completed fiscal years.

	Summary Compensation	Compensation	Average Summary Compensation	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss)	CSM: Funds From Operations per diluted share (FFO)[4]:
Year	Table Total to PEO	Actually Paid (“CAP”) to PEO[1]	Table Total for Non-PEO NEOs[2]	to Non-PEO NEOs[1,2]	Company TSR	Peer Group TSR[3]	(in thousands)	Company TSR
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$5,812,631	$3,036,367	$1,800,923	$1,047,563	$41.24	$81.15	($178,867)	$0.52
2024	$4,929,748	$8,367,720	$1,530,008	$2,467,939	$70.26	$94.35	($196,487)	$0.85
2023	$6,012,885	$5,748,961	$1,824,609	$1,712,103	$59.99	$77.65	($197,403)	$1.15
2022	$6,355,107	$817,805	$1,897,202	$288,428	$58.97	$76.10	$53,992	$1.38
2021	$6,089,044	$7,917,000	$1,797,719	$2,302,582	$119.50	$122.00	$12,366	$1.37

Notes:

1.
To calculate CAP to our Principal Executive Officer (“PEO”), Gerard H. Sweeney, the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation.

PEO SCT Total to CAP Reconciliation:

Year	SCT Total	Deductions from SCT Total (i)	Additions to SCT Total (ii)	CAP

2025	$5,812,631	$3,472,940	$696,676	$3,036,367

(i)
Represents the grant date fair value of equity-based awards granted, as shown in the Share Awards column of the Summary Compensation Table.
(ii)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component of CAP for fiscal year 2025 is further detailed in the supplemental table below.

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PEO Equity Component of CAP:

Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments

2025	$1,040,534	-$2,682,377	$1,924,797	-$14,693	$0	$428,415	$696,676

2.
The non-PEO named executive officers (“Non-PEO NEOs”) reflected in columns (d) and (e) consist of the following individuals for each of the years shown: Thomas E. Wirth, H. Jeffrey DeVuono, George D. Johnstone and William D. Redd. To calculate CAP to our Non-PEO NEOs, the following amounts were deducted from and added to SCT total compensation.

Average Non-PEO NEOs SCT Total to CAP Reconciliation:

Year	SCT Total	Deductions from SCT Total	Additions to SCT Total	CAP
		(i)	(ii)

2025	$1,800,923	$949,522	$196,162	$1,047,563

(i)
Represents the grant date fair value of equity-based awards granted each year, as shown in the Share Awards column of the Summary Compensation Table.
(ii)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component of CAP for fiscal year 2025 is further detailed in the supplemental table below.

Average Non-PEO NEOs Equity Component of CAP:

Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments

2025	$284,488	-$727,989	$526,250	-$3,925	$0	$117,337	$196,162

3.
The Peer Group TSR set forth in this table utilizes the FTSE NAREIT Equity Office Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K and included in our Annual Report for the year ended December 31, 2025.

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4.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). See footnote 1 to the table in the portion of the CD&A entitled “2025 Annual Incentive Performance Goals and Outcomes” for an explanation of how we calculate FFO.

Additional Information

Description of Relationship Between Compensation Actually Paid and Company TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years.

Description of Relationship Between Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our net income during the five most recently completed fiscal years.

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Description of Relationship Between Compensation Actually Paid and Company-Selected Measure

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our FFO during the five most recently completed fiscal years.

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2026 PROXY STATEMENT

Description of Relationship Between Company TSR and Peer Group TSR

The following chart compares our cumulative TSR to that of the FTSE NAREIT Equity Office Index over the five most recently completed fiscal years.

Comparison of Company TSR and FTSE NAREIT Equity Office Index TSR (FYE 2019 = $100)
$140
$120
$100
$80
$60
$40
$20
$0
2020
2021
2022
2023
2024
2025
$100
$100
$122.00
$119.50
$76.10
$58.97
$77.65
$59.99
$94.35
$70.26
$81.15
$41.24
Company TSR
FTSE NAREIT Equity Office Index TSR

Most Important Financial Performance Measures

The items listed below represent the most important financial performance measures we used to link CAP for FY2025 to our performance, as further described in the CD&A. The measures in this table are not ranked.

Most Important Financial Performance Measures

Funds From Operations

Cash Available for Distribution

GAAP Same Store NOI Growth

Net Debt / EBITDA Ratio

Aggregate Investment/Financing Activity

Leasing Activity

Relative Total Shareholder Return

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Equity Compensation Plan Information

The following table sets forth certain information regarding Brandywine Realty Trust’s equity compensation plans as of December 31, 2025.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted Average Exercise Price of Outstanding Options Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	9,241,141 (1)	$12.00 (2)	5,645,672 (3)

Equity compensation plans not approved by security holders	0	0	0

Total	9,241,141	$12.00	5,645,672

(1)
Relates to awards outstanding under the Brandywine Realty Trust 2023 Long-Term Incentive Plan (the “2023 Plan”) and 1997 Long-Term Incentive Plan (the “1997 Plan”), options awarded prior to adoption of the 1997 Plan, and shares deferred under our Deferred Compensation Plan. For this purpose: (i) 4,218,495 PSUs and outperformance shares granted in 2024 and 2025 (including tranches for which the performance goals have not yet been established) are reflected at target, (ii) 1,234,337 earned PSUs and outperformance shares granted in 2023 (for which the performance period ended on December 31, 2025, but that remained undistributed as of that date) are included based on actual performance.
(2)
Reflects the weighted average exercise price of 46,666 outstanding stock options. Does not take into account RSUs, PSUs, outperformance shares or shares deferred under our Deferred Compensation Plan, as they do not have an exercise price.
(3)
Includes 5,389,030 shares available under our 2023 Plan (determined based on the same assumptions stated above in footnote 1 with respect to PSUs and outperformance shares) and 256,642 shares available under our Employee Share Purchase Plan.

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NEXT AT UPTOWN: RENOVATED CLASS-A OFFICE

Uptown ATX is our mixed-use, transit-oriented development in Austin, TX. Building on development momentum from One Uptown and Solaris House, we announced renovations of an existing office building, slated for completion in Summer 2027.

Lobby Rendering for Renovation at Uptown ATX, Austin, TX

2026 PROXY STATEMENT

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BRANDYWINE REALTY TRUST

Proposal 2: Ratification of the

Appointment of Independent

Registered Public Accounting Firm

The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP was first engaged as our independent registered public accounting firm in June 2003 and has audited our financial statements for fiscal 2002 through and including 2025.

In selecting PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the Audit Committee considered a number of factors, including: (i) the professional qualifications of PricewaterhouseCoopers LLP, the lead audit partner and other key engagement team members; (ii) the results of management’s and the Audit Committee’s annual evaluations of the performance and independence of PricewaterhouseCoopers LLP; (iii) the quality of the Audit Committee’s ongoing discussions with PricewaterhouseCoopers LLP, including the professional resolution of accounting and financial reporting matters with the national office; and (iv) the appropriateness of PricewaterhouseCoopers LLP’s fees in light of our size and complexity.

Although shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or otherwise, our Board has decided to afford our shareholders the opportunity to express their opinions on the matter of our independent registered public accounting firm. Ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of all votes cast on the matter. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and those of our shareholders. If our shareholders do not ratify the appointment, the Audit Committee will take that fact into consideration, together with such other information as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Representatives of PricewaterhouseCoopers LLP will be present at the Meeting to make any statement they may desire and to respond to appropriate questions from shareholders.

The Board of Trustees unanimously recommends a vote FOR Proposal 2 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2026.

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2026 PROXY STATEMENT

Fees to Independent Registered

Public Accounting Firm

Audit Fees. For 2025, we incurred audit fees of $1,775,646 in aggregate payable to our independent registered public accounting firm, PricewaterhouseCoopers LLP. These fees include: (i) recurring audit and quarterly review fees of $1,498,704 for us, our operating partnership and our affiliates and (ii) fees of $276,942 related to the adoption and auditing of new accounting pronouncements and other nonrecurring items. For 2024, we incurred audit fees of $1,755,133 in aggregate payable to our independent registered public accounting firm, PricewaterhouseCoopers LLP. These fees include: (i) recurring audit and quarterly review fees of $1,447,447 for us, our operating partnership and our affiliates and (ii) fees of $307,686 related to the adoption and auditing of new accounting pronouncements and other nonrecurring items.

Audit-Related Fees. For 2025 and 2024, we did not incur audit-related fees.

Tax Fees. We did not pay PricewaterhouseCoopers LLP fees for tax services in 2025 or 2024 or engage PricewaterhouseCoopers LLP for tax services in 2025 or 2024.

All Other Fees. We did not engage PricewaterhouseCoopers LLP for other services in 2025 or 2024.

Pre-Approval Policy. All services provided by PricewaterhouseCoopers LLP in 2025 and 2024 were pre-approved by our Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee has adopted a pre-approval policy for services provided by the independent registered public accounting firm. Under the policy, the Audit Committee has pre-approved the provision by the independent registered public accounting firm of services that fall within specified categories (such as statutory audits or financial audit work for subsidiaries, services associated with SEC registration statements and consultations by management as to accounting interpretations) but only up to specified dollar amounts. Any services that exceed the pre-approved dollar limits, or any services that fall outside of the general pre-approved categories, require specific pre-approval by the Audit Committee. If the Audit Committee delegates pre-approval authority to one or more of its members, the member would be required to report any pre-approval decisions to the Audit Committee at its next meeting.

We have been advised by PricewaterhouseCoopers LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or any of our subsidiaries.

Report of the Audit Committee

The Audit Committee is comprised of independent trustees as required by the listing standards of the New York Stock Exchange. The role of the Audit Committee is to appoint, retain, and oversee our independent registered public accounting firm, which is currently PricewaterhouseCoopers LLP, and to oversee Brandywine’s financial reporting process on behalf of the Board of Trustees. Management of Brandywine has the primary responsibility for the preparation of Brandywine’s consolidated financial statements as well as executing Brandywine’s financial reporting process, principles, and internal controls. The independent registered public accounting firm is responsible for performing an audit of Brandywine’s consolidated financial statements and internal controls over financial reporting, and expressing an opinion as to the conformity of

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such consolidated financial statements with US generally accepted accounting principles, and management’s assessment of and the effectiveness of Brandywine’s internal controls over financial reporting.

During fiscal year 2025, the Audit Committee of the Board of Trustees reviewed the quality and integrity of Brandywine’s consolidated financial statements, the effectiveness of Brandywine’s system of internal control over financial reporting, Brandywine’s compliance with legal and regulatory requirements, the qualifications and independence of Brandywine’s independent registered public accounting firm, the performance of Brandywine’s internal audit function and independent registered public accounting firm and other significant financial matters.

The Audit Committee’s work is guided by a written charter that the Board has approved. The Audit Committee regularly reviews its charter to ensure that it is meeting all relevant audit committee policy requirements of the SEC, the Public Company Accounting Oversight Board and the New York Stock Exchange. You can access the Audit Committee charter by clicking on “Overview" - "Corporate Governance” in the “Investor Relations” section of Brandywine’s Internet site at www.brandywinerealty.com or by writing to Brandywine at Brandywine Realty Trust, 2929 Arch Street, Suite 1800, Philadelphia, Pennsylvania 19104, Attention: Shawn Neuman.

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP, Brandywine’s independent registered public accounting firm, the audited consolidated financial statements of Brandywine and its operating partnership and their internal controls over financial reporting. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by AS 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board and approved by the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Brandywine. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements of Brandywine and its operating partnership be included in their Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and be filed with the SEC.

Submitted by:

H. Richard Haverstick, Jr. (Chair)

James C. Diggs

Joan Lau

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PRIVATE-PUBLIC PARTNERSHIP: CAPMETRO AT UPTOWN

CapMetro and Brandywine Realty Trust began construction of the new North Burnet/Uptown Station. This collaborative effort represents another major investment in public transportation in Central Texas, bringing enhanced connectivity to the heart of one of North Austin's fastest-growing communities – Uptown ATX.

Downtown

CapMetro, Austin, TX

2026 PROXY STATEMENT

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BRANDYWINE REALTY TRUST

Proposal 3:

Advisory Vote on

Executive Compensation

The Dodd-Frank Act requires us to enable our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail above under the heading “Executives and Executive Compensation - Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, retain and motivate our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term strategic and corporate goals, and the realization of increased shareholder value. Please read the “Compensation Discussion and Analysis” and “Compensation Tables and Related Information” for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory and non-binding basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on us, our Board of Trustees, or its Compensation Committee. Our Board of Trustees and its Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We anticipate that the next vote on a say-on-pay proposal will occur at the 2027 Annual Meeting of Shareholders.

The Board of Trustees unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

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2026 PROXY STATEMENT

Proposal 4: Approval of the Amendment

to the 2023 Long-Term Incentive Plan

This Proposal 4 requests shareholder approval of an amendment to the 2023 Plan to increase, by 5,000,000 shares, the number of common shares issuable under the 2023 Plan and to extend the term of the 2023 Plan by approximately three years (to March 19, 2036) (the “Amendment”). The Amendment was approved by our Board on March 19, 2026 and is subject to shareholder approval in accordance with the terms of the 2023 Plan and New York Stock Exchange Listing requirements. Other than the increase in the number of shares subject to the 2023 Plan, the extension of the term of the 2023 Plan and related conforming edits, the Amendment makes no other changes to the plan.

Background

Our Board approved the 2023 Plan on March 16, 2023, and our shareholders approved the 2023 Plan on May 25, 2023. The purpose of the 2023 Plan is to promote the success and enhance the value of the Company by linking the personal interests of our employees, consultants and other service providers with those of our shareholders, and by providing participants with an incentive for outstanding performance. The 2023 Plan is further intended to enable us to motivate, attract and retain talented service providers and thereby facilitate the successful conduct of our operations.

The number of shares initially reserved for issuance under the 2023 Plan was 5,830,000 shares, plus the number of shares subject to awards granted under the 1997 Plan that are recycled into the 2023 Plan (such as due to the withholding of shares for taxes or the forfeiture of those awards. On May 21, 2025, our shareholders approved an amendment to the 2023 Plan that increased the number of common shares issuable under the 2023 Plan by 5,000,000 shares (the "2025 Amendment").

However, as of March 26, 2026, only 1,385,422 of our common shares remained available for issuance in respect of new awards under the 2023 Plan, as amended by the 2025 Amendment (assuming target performance for 2024, 2025 and 2026 PSUs and outperformance shares).

As a result, we are asking our shareholders to approve the Amendment, to further increase by 5,000,000 the number of our common shares that may be issued under the 2023 Plan and to extend the term of the 2023 Plan to March 19, 2036. The Amendment is intended to ensure that the 2023 Plan remains available to reward and provide incentives for our key employees and other service providers who are responsible for our long term success. If approved by our shareholders, the Amendment will become effective on May 28, 2026 (the date of the 2026 annual meeting).

If our shareholders do not approve the Amendment pursuant to this proposal, the number of shares issuable under the 2023 Plan will not be further increased, the term of the 2023 Plan will not be extended and the 2023 Plan, as amended by the 2025 Amendment, will continue in effect. However, in that case, our ability to grant new equity-based awards under the 2023 Plan would be nearly or entirely exhausted and, as a result, our ability to attract, retain and motivate talent would be impaired. Without the ability to issue equity-based awards, we would be forced to rely on cash alternatives to provide competitive compensation. The increased use of cash compensation would, among other things, reduce the cash available for investment in our growth.

For these reasons, our Board unanimously recommends a vote “FOR” the approval of the Amendment.

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Within this Proposal 4, we refer to the 2023 Plan, as amended by both the Amendment and the 2025 Amendment, as the “Amended Plan.”

Overhang and Burn-Rate Information

The following table sets forth information on our equity award overhang as of March 26, 2026. References herein to “OP Interests” refer to common partnership units in the Brandywine Operating Partnership, L.P. (our “Operating Partnership”). Each OP Interest is exchangeable into common shares on a one-for-one basis, subject to certain conditions. As of March 26, 2026, no OP Interests have been issued under the 2023 Plan or any other compensatory plan. Because we are a REIT that conducts substantially all of our operations through our Operating Partnership, both common shares and OP Interests not owned by us are included for purposes of presenting the overhang and burn rate information below.

Overhang Detail	Status as of March 26, 2026

Stock options and stock appreciation rights outstanding	46,666

Weighted-average exercise price	$12.00

Weighted-average remaining term	N/A(4)

Shares subject to outstanding full value awards(1)	10,894,197

Shares remaining available for new awards under the 2023 Plan, as amended by the 2025 Amendment (2)	1,385,422

Shares remaining available for purchase under the ESPP	256,642

New shares requested to be reserved under Amended Plan	5,000,000

Total Common Shares and OP Interests outstanding (3)	174,927,440

(1)
Includes (x) 3,975,997 of our common shares subject to time-vested full value awards, and (y) 6,918,200 of our common shares subject to performance-based full value awards (assuming target performance for 2024, 2025 and 2026 PSUs and outperformance shares).
(2)
Based on the same performance assumptions stated above in footnote 1 with respect to PSUs and outperformance shares.
(3)
Includes 174,411,845 of our common shares (including 1,947,350 common shares held in a grantor trust maintained in connection with our Deferred Compensation Plan) and 515,595 OP Interests. Excludes OP Interests held by us.

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2026 PROXY STATEMENT

(4)
The outstanding stock options do not have a scheduled expiration date; rather, they expire upon cessation of the optionee’s employment with us.

Other than the foregoing, no other awards pursuant to which our common shares were issuable under any of our existing or prior equity compensation arrangements were outstanding as of March 26, 2026.

Based on the foregoing, we estimate the potential dilution to current shareholders that could result from the future issuance of shares under the Amended Plan, together with the shares subject to awards already outstanding (determined using the same performance assumptions stated above in footnote 1), would be approximately 9.11%, calculated as follows:

New Shares Requested + Shares Available + Shares Subject to Outstanding Awards

New Shares Requested + Shares Available + Shares Subject to Outstanding Awards
+ Total Shares and OP Units Outstanding

Burn Rate Detail

Our three-year average annual burn rate is approximately 0.9% for 2023, 2024 and 2025. “Burn rate” is defined as the following for any year: (1) the number of stock options and stock appreciation rights (“SARs”) granted in that year, (2) the number of shares subject to time-vested full value awards granted in that year, plus (3) the number of shares subject to performance-based full-value awards earned in that year, all divided by the weighted-average number of our common shares and OP Interests (other than OP Interests held by us) outstanding as of the end of that year.

Summary of the Amended Plan

The principal provisions of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached as Appendix B to this proxy statement (with changes made by the Amendment shown in bold and underlined). To the extent the description below differs from the text of the Amended Plan, the text of the Amended Plan controls.

Common Shares Available for Issuance

Subject to certain adjustments, the maximum number of common shares that may be issued under the Amended Plan is the sum of (i) 15,830,000 shares, plus (ii) the number of shares subject to 1997 Plan awards that are recycled into the Amended Plan (such as due to the withholding of shares for taxes or the forfeiture of those awards), as described below.

If and to the extent that an award under the Amended Plan or 1997 Plan terminates, expires, is canceled or is forfeited for any reason on or after the May 25, 2023 (i.e., the date our shareholders initially approved the 2023 Plan) (including upon cancellation or settlement of such award in exchange for cash or property other than shares), the common shares associated with that award (based on the maximum number of shares potentially issuable thereunder) will become available (or again be available) for grant under the Amended Plan. Similarly, shares subject to an award under the Amended Plan or 1997 Plan (other than a stock option or SAR) that are withheld on or after May 25, 2023 in settlement of a tax withholding obligation arising in connection with that award will become available (or again be available) for grant under the Amended Plan. However, common shares that are withheld on or after the May 25, 2023 in satisfaction of the exercise price payable upon exercise of an award under the Amended Plan or 1997 Plan, will not become available (or again be available)

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for grant under the Amended Plan. Finally, any common shares subject to a SAR that are not delivered upon exercise of such award will not again become available for grant under the Amended Plan.

Any shares issued in respect of awards granted in substitution for equity-based awards of an entity acquired by us or a subsidiary of ours, or with which we or a subsidiary of ours combine, will not reduce the total share reserve.

The maximum aggregate number of shares under the Amended Plan that may be issued in respect of incentive stock options (“ISOs”) is 10,000,000.

The market value of a common share as of March 26, 2026, the record date, was $2.60.

Plan Administration

The Amended Plan vests broad powers in a committee to administer and interpret the Amended Plan. Unless otherwise determined by the Board, that committee will be the Compensation Committee. In this capacity, the Compensation Committee has the authority to, among other things, select participants, determine the form, amount and timing of each award to such persons, modify the terms of awards, determine when awards will be granted and paid, waive any conditions or restrictions associated with an award, extend the period of time during which an award may be exercised (but in no event beyond the expiration of the original award term), accelerate the vesting or exercisability of an award and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Amended Plan. The Compensation Committee may delegate certain of its authority to grant awards to the extent permitted by applicable law and subject to such limitations as the Compensation Committee may prescribe.

To the extent permitted by applicable law, and subject to such limitations as the Board may prescribe, the Board may from time to time designate a committee (a “Special Committee”) to grant awards under the Amended Plan to participants who are not subject to Section 16 of the Exchange Act. The Special Committee will have the authority to, among other things, determine the recipients of such awards, determine the number of shares, other securities or the dollar amount to which such awards relate and determine the other terms and conditions of such awards. To that extent, references herein to the Compensation Committee may therefore also include the Special Committee. Otherwise, the authority to administer the Amended Plan will remain with the Compensation Committee.

In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of common shares available for grant under the Amended Plan.

Eligibility

Employees, trustees, consultants and other persons who provide services to us and our affiliates are eligible to be granted awards under the Amended Plan. However, in accordance with applicable tax rules, only our employees (and the employees of our subsidiaries) are eligible to be granted ISOs.

As of March 26, 2026, there were approximately 286 employees and six trustees (including one trustee who is also an employee) who would be eligible to participate in the Amended Plan.

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2026 PROXY STATEMENT

Types of Awards

The Amended Plan provides for the grant of the following types of awards: (i) stock options (both ISOs and non-qualified stock options), (ii) SARs, (iii) restricted shares, (iv) restricted share units (“RSUs”), and (v) cash or other share-based awards (which may include, among other things, interests in our Operating Partnership or fully vested common shares).

Stock Options. A stock option entitles the holder to purchase from us a stated number of our common shares at a specified price for a limited period of time. The Compensation Committee will specify the number of our common shares subject to each option and the exercise price for such option, which will not be less than the fair market value of a common share on the date the option is granted. However, for an ISO granted to a ten percent (10%) shareholder, the exercise price shall not be less than 110% of the fair market value of our common shares on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its discretion, permit payment of the exercise price through other methods, including the delivery of previously owned whole shares, the withholding of shares by us, through a broker-assisted exercise, or by a combination of methods.

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant, but shall not exceed ten (10) years (five (5) years in the case of ISOs granted to a ten percent (10%) shareholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of our common shares with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

To date, no stock options have been granted to any person under the Amended Plan.

Stock Appreciation Rights. A SAR represents the right to receive, upon exercise, any appreciation in the value of a common share over a particular time period. The exercise price of a SAR shall not be less than the fair market value of a common share on the date the SAR is granted. The maximum term of a SAR shall be determined by the Compensation Committee on the date of grant, but shall not exceed ten (10) years. SAR payouts may be made in cash, common shares, or a combination of both, at the Compensation Committee’s discretion.

Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service with us (or our affiliates) terminates due to death or disability, the participant’s unexercised options and SARs may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve (12) months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s service with us (or our affiliates) is terminated for cause, (i) all unexercised options and SARs (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any option or SAR exercise then in progress will be cancelled. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service terminates for any other reason, the participant’s unexercised options and SARs may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety (90) days from the termination date or until the expiration of the original option or SAR term, whichever period is shorter. Unless

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otherwise provided by the Compensation Committee, any options and SARs that are not exercisable at the time of the termination of service shall terminate and be forfeited on the termination date.

Restricted Shares. A restricted share award is a grant of our common shares that are subject to forfeiture and transfer restrictions during a specified period. The Compensation Committee will determine all the conditions of such awards, including the price, if any, to be paid by the participant for each restricted share and any vesting conditions applicable to the shares. If the specified vesting conditions are not attained, the underlying shares will be forfeited to us. While the shares are unvested, a participant will have the right to vote those shares and receive distributions and dividends; provided, however, that the Compensation Committee, in its discretion, may require cash distributions and/or dividends to be accrued and subjected to the same vesting conditions that are applicable to the restricted shares with respect to which such amounts are paid, or reinvested in additional restricted shares. Any distributions or dividends paid in the form of securities will be subject to the same terms and conditions as the restricted shares with respect to which they were paid, including, without limitation, the same vesting conditions.

Restricted Share Units. An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value at the time of settlement of one common share. An RSU may be settled in common shares, cash or a combination of both, at the discretion of the Compensation Committee.

Cash or Other Share-Based Awards. Cash or other share-based awards may be granted to participants. Such cash or other share-based awards may include, without limitation: (a) incentive, retention or other cash bonuses, (b) our common shares not subject to any restrictions or conditions, (c) awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to our common shares (including without limitation, limited partnership interests in our Operating Partnership that may be exchanged or redeemed for common shares, other rights convertible or exchangeable into common shares, convertible or exchangeable debt securities, and awards valued by reference to the book value of our common shares), or (d) awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to the securities of our Operating Partnership or any of our other subsidiaries. For purposes of calculating the number of shares underlying a cash or other share-based award that is payable in whole or in part in shares (or convertible or exchangeable into shares), relative to the total number of shares reserved and available for issuance under the Amended Plan, the Compensation Committee will specify in the award agreement the maximum number of shares potentially issuable thereunder, subject to specified adjustments. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable the term, any exercise or purchase price, performance goals, vesting conditions, conversion or exchange ratios and the treatment of such award upon cessation of service.

Other Stock-Based Awards may include limited partnership interests in our Operating Partnership intended to constitute “profits interests” within the meaning of IRS Revenue Procedures 93-27 and 2001-43. Such profits interests could be structured so that, if they accumulate a liquidating value equal to the price of our common shares, they could be converted into OP Interests (which OP Interests could then become exchangeable for our common shares on a one-for-one basis, subject to certain conditions).

Vesting

The Compensation Committee determines any vesting conditions applicable to awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals, or other factors in the Compensation Committee’s discretion.

Dividend Equivalent Rights

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2026 PROXY STATEMENT

Dividend equivalent rights may be granted in connection with awards (other than an award of options or SARs) under the Amended Plan in the discretion of the Compensation Committee. A dividend equivalent right entitles the participant to payments or credits equal to the cash dividends that would otherwise have been paid with respect to the common shares subject to the related award, had such shares been outstanding. The Compensation Committee may provide that dividend equivalent rights will be paid or credited in cash, or paid or credited in common shares (based on the fair market value of those shares on the dividend payment date). In any case, dividend equivalent rights granted under the Amended Plan may, in the discretion of the Compensation Committee, be subject to the same vesting conditions as the awards to which they relate.

Non-Employee Trustee Award Limits

Beginning with our first fiscal year following the effective date, the aggregate amount of equity and cash compensation payable to a non-employee trustee with respect to a fiscal year, whether under the Amended Plan or otherwise, for services as a non-employee trustee, will not exceed $1,000,000. This trustee compensation limit will not apply to (i) compensation earned by a non-employee trustee solely in his or her capacity as chairman of our Board or lead independent trustee, (ii) compensation earned by a non-employee trustee for services he or she performs outside of his or her role as a non-employee trustee (e.g., as an advisor or consultant), or (iii) compensation awarded by our Board to a non-employee trustee in extraordinary circumstances, as determined by our Board in its discretion, so long as, in each case, the non-employee trustee does not participate in the decision to award him- or herself the additional compensation.

Adjustments for Stock Dividends, Stock Splits, Etc.

In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other change in capital structure (other than ordinary cash dividends), or other similar corporate event or transaction affecting our common shares, the Compensation Committee, to prevent dilution or enlargement of participants’ rights under the Amended Plan, shall, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Amended Plan or under outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price, grant price or purchase price applicable to outstanding awards, and/or any other affected terms and conditions of the Amended Plan and outstanding awards.

Change in Control

Unless otherwise provided in the applicable award agreement, upon the occurrence of a “change in control” (as defined in the Amended Plan), outstanding awards will be (A) continued by us (subject to such adjustments as the Compensation Committee deems equitable to reflect the transaction), or (B) in the manner described in any applicable transaction documents, (1) assumed by our successor or its parent (subject to any adjustments contemplated to reflect the transaction), or (2) canceled and replaced with a substitute award issued by our successor or its parent.

Notwithstanding the foregoing, if a change in control occurs and we determine not to continue an award and provision is not made for the assumption or replacement of that award, then that award will instead be treated as follows:

(i)
any time-based vesting conditions will be deemed satisfied upon the change in control;

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(ii)
any performance-based vesting conditions will be deemed satisfied upon the change in control at the “target” performance level or, if greater, at the level of performance achieved as of a date reasonably proximate to the change in control (without pro-ration of the applicable performance goals, unless otherwise determined by the Compensation Committee);
(iii)
if the award is an option or SAR, the vested portion of the award (taking into account any accelerated vesting occurring under clause (i) or (ii) above) may be exercised immediately prior to (and contingent upon the occurrence of) the change in control and, to the extent not then exercised, the entire award will be cancelled upon the occurrence of the change in control. Alternatively, the Compensation Committee may provide that, upon a change in control, an outstanding option or SAR may be cancelled in its entirety in exchange for cash and/or other substitute consideration with a value (as determined by the Compensation Committee) equal to: (1) the number of shares subject to the vested portion of that option or SAR (taking into account any accelerated vesting occurring under clauses (i) and (ii) above), multiplied by (2) the difference, if any, between the fair market value on the date of the change in control and the exercise price of that option or the base price of the SAR; provided, that if the fair market value on the date of the change in control does not exceed the exercise price of any such option or the base price of any such SAR, such option or SAR may be cancelled without payment of any consideration; and
(iv)
if the award is an RSU, the award may be revised to apply to cash or substitute property with a value (as determined by the Compensation Committee) equal to the fair market value of the shares underlying the award at the time of the change in control. Such cash or other substitute property will be subject to the same settlement timing as the shares that had been subject to the RSU; provided that, subject to certain tax rules regarding non-qualified deferred compensation, the Compensation Committee may elect to liquidate the award on an accelerated basis.

Repricing of Options and SARs Prohibited

We may not, without shareholder approval, reduce the exercise price of outstanding options or SARs under the Amended Plan or effect repricing through cancellation and re-grants or cancellation of options or SARs under the Amended Plan in exchange for cash or other awards (other than equitable adjustments to reflect a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar change, as further described above under the heading “Adjustments for Stock Dividends, Stock Splits, Etc.”).

Amendments and Termination

Our Board may amend or terminate the Amended Plan at any time, provided that shareholder approval may be required for certain amendments under rules of the New York Stock Exchange (NYSE). Generally, under current NYSE rules, material amendments to the Amended Plan would include amendments that increase the number of common shares available (other than adjustments to reflect a reorganization, recapitalization, reclassification, stock dividend, stock split or similar change), expand the types of awards available or the persons eligible to receive awards or extend the term of the Amended Plan. The Board may determine to make amendments to the Amended Plan subject to the approval of the common shareholders for purposes of complying with the rules of the NYSE or to facilitate the grant of ISOs.

Miscellaneous

Generally, awards granted under the Amended Plan may not be transferred, except by will or intestate succession. However, the Compensation Committee may in its discretion authorize the gratuitous transfer of awards (other than ISOs) to family members of the grantee, partnerships owned by such family members, trusts for the benefit of such family members or to similar estate planning vehicles.

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2026 PROXY STATEMENT

Awards under the Amended Plan will be subject to withholding for applicable taxes, to the extent required by law. Unless otherwise determined by the Compensation Committee, a participant may elect to satisfy such required tax withholding through the withholding of shares subject to the award.

Awards under the Amended Plan (and any shares subject to the awards) are subject to rescission, cancellation or recoupment, in whole or in part, under our clawback or similar policy, as in effect from time to time. Similarly, awards will be subject to recovery or clawback to the extent required pursuant to law, government regulation or stock exchange listing requirement.

Awards under the Amended Plan (and any shares subject to the awards) will be subject to our share ownership, securities trading, anti-hedging and other similar policies, as in effect from time to time.

Awards do not give participants rights as a holder of our common shares unless and until the shares are issued to such participants. Awards do not entitle any employee or other service provider to continue in the service with us or any of our affiliates.

Unless the term of the Amended Plan is further extended with the approval of our shareholders or terminated earlier by the Board, the Amended Plan will expire on March 19, 2036 (i.e., ten (10) years after our Board approved the Amendment).

Federal Income Tax Consequences

The federal income tax consequences of the issuance, exercise and/or settlement of awards under the Amended Plan are described below. The following information is only a summary and does not address all aspects of taxation that may be relevant to a particular participant in light of his or her personal circumstances. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards and the ownership and disposition of any underlying securities. The summary does not address the effects of other federal taxes (including “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change and we do not guaranty the tax treatment of any award.

Generally, all amounts taxable as ordinary income to participants in respect of awards under the Amended Plan are expected to be deductible us as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Internal Revenue Code (the “Code”). Under Section 162(m), we generally cannot deduct compensation paid to certain covered employees in excess of $1 million per year.

Nonqualified Stock Options

A participant recognizes no taxable income when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified stock option. A participant’s tax basis in the common shares received upon exercise of a non-qualified stock option will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the common shares received upon exercise of a non-qualified stock option, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

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Incentive Stock Options

A participant recognizes no taxable income when an ISO is granted or exercised. As long as the participant meets the applicable holding period requirements for shares received upon exercise of an ISO (two (2) years from the date of grant and one (1) year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and we will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the common shares on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short- or long-term capital gain (depending on how long the shares are held). If the option price exceeds the amount realized upon such a disposition, the difference will be short- or long-term capital loss (depending on how long the shares are held). Notwithstanding the above, individuals subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an ISO.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of a SAR. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the difference between the base price and the fair market value of our common shares and/or the amount of cash received on the exercise date.

Restricted Shares

If a participant receives restricted shares under the Amended Plan and does not make the election described in the next paragraph, the participant will recognize no taxable income upon the receipt of the shares. When the forfeiture conditions with respect to the restricted shares lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares. A participant’s tax basis in restricted shares will generally be equal to the income recognized when the forfeiture conditions lapse (plus any amount paid for the shares), and the participant’s holding period for the shares will begin when the forfeiture conditions lapse. Upon sale of the shares, the participant will realize short- or long-term gain or loss, depending on how long the shares are held after the forfeiture conditions lapse. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares.

Participants receiving restricted shares may make an election under Section 83(b) of the Code. By making a Section 83(b) election, the participant elects to recognize compensation income when the shares are received rather than at the time the forfeiture conditions lapse. The amount of such compensation income will be equal to the fair market value of the shares upon receipt (valued without regard to the forfeiture conditions and transfer restrictions applicable to the shares), less any amount paid for the shares. By making a Section 83(b) election, the participant will recognize no additional compensation income when the forfeiture conditions lapse. The participant’s tax basis in shares with respect to which a Section 83(b) election is made will generally be equal to the income recognized at grant (plus any amount paid for the shares), and the participant’s holding period for such shares will begin at the time of grant. Upon sale of the shares, the participant will realize short- or long-term capital gain or loss, depending on the period the shares were held. However, if the shares are forfeited, the participant will not be entitled to claim a deduction with respect to any income tax paid upon making the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within thirty (30) days after the restricted shares are issued.

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2026 PROXY STATEMENT

Restricted Share Units

No taxable income is recognized upon the grant of an RSU and any related dividend equivalent right. When common shares or cash are delivered to a participant in respect of an RSU and any related dividend equivalent right, the value of the shares or cash is then taxable to the participant as ordinary income.

Cash or Other Stock-Based Awards

The taxation of cash or other share-based awards will depend upon the design of such awards.

New Plan Benefits

If the Amended Plan is approved by our shareholders, annual awards to our non-employee trustees will be made under the Amended Plan immediately following the annual meeting. If the Amended Plan is not approved, those same awards will be made under the existing terms of the 2023 Plan. In either case, the award to each non-employee trustee will be a number of fully vested common shares determined by dividing $115,000 by the closing price of our common shares on the NYSE on the date of the annual meeting.

Other than the non-employee trustee awards described above, no awards are yet planned or committed to under the Amended Plan. Insofar as other awards under the Amended Plan will be determined by the Compensation Committee in its discretion, it is not possible to determine the number, name or positions of other persons who will benefit from the Amended Plan, if it is approved by our shareholders, or the terms of any such benefits.

The table below reflects the new plan benefits that are determinable under the Amended Plan as of the date of this proxy statement.

Name and position	Dollar Value ($)	Number of Shares

Gerard H. Sweeney (President and Chief Executive Officer)	-	-

Thomas E. Wirth (Executive Vice President and Chief Financial Officer)	-	-
H. Jeffrey DeVuono (Executive Vice President, Senior Managing Partner)	-	-
George D. Johnstone (Executive Vice President, Operations)	-	-

William D. Redd (Executive Vice President and Senior Managing Director)	-	-

Executive Group	-	-

Non-Executive Trustee Group	$575,000 (1)	(1)

Non-Executive Officer Group	-	-
(1)
This amount represents the $115,000 grant date fair value of the 2026 annual equity awards for five non-employee trustees. As noted above, the number of shares received by each non-employee trustee in 2026 will be determined by dividing $115,000 by

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BRANDYWINE REALTY TRUST

the closing price of our common shares on the NYSE on the date of the annual meeting. The amount shown in the table above represents a single year of awards. Non-employee trustee equity awards are generally made each year, and the amount of such awards may be adjusted from time to time, in the discretion of the Board.

Vote Required; Board Recommendation

Approval of the Amendment requires the affirmative vote of a majority of all votes cast on this proposal. Abstentions and broker non-votes, which are not treated as votes cast, will therefore have no effect on the results of such vote. In the absence of specific direction, common shares represented by a proxy will be voted “FOR” the approval of this proposal. Our Board unanimously recommends a vote “FOR” the approval of this proposal.

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2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of common shares (and common shares for which Class A Units of Brandywine Operating Partnership, L.P. may be exchanged) beneficially owned as of March 10, 2026 by each Trustee to the Board, by each named executive officer, by all Trustees and executive officers as a group, and by each person known to us to be the beneficial owner of more than 5% of the outstanding common shares. Except as indicated below, to our knowledge, all of such common shares are owned directly, and the indicated person has sole voting and investment power.

Name and Business Address of Beneficial Owner (1)	Number of Common Shares	Percentage of Common Shares

BlackRock, Inc. (2)	16,254,828	9.4%

The Vanguard Group, Inc. (3)	21,770,712	12.5%

Gerard H. Sweeney (4)	4,189,703	*

Thomas E. Wirth (5)	972,534	*

Henry J. DeVuono (6)	795,630	*

George D. Johnstone (7)	574,362	*

William D. Redd (8)	676,367	*

Reginald DesRoches	84,446	*

James C. Diggs	128,672	*

H. Richard Haverstick, Jr.	133,347	*

Joan Lau	83,863	*

Charles P. Pizzi	166,190	*

All Trustees and Executive Officers as a Group (10 persons)	7,805,114	4.5%

* Less than one percent.

(1)
Unless indicated otherwise, the business address of each person listed is 2929 Arch Street, Suite 1800, Philadelphia, Pennsylvania 19104.
(2)
Information regarding beneficial ownership of our common shares by BlackRock, Inc. is included herein based on Amendment No. 5 to Schedule 13G filed with the SEC on February 6, 2026, relating to such shares beneficially owned as of January 1, 2026. BlackRock, Inc. has an address of 50 Hudson Yards, New York, New York 10001. Such report provides that BlackRock, Inc. is the beneficial owner of 16,254,828 common shares and has sole dispositive power over all of such shares and with sole power to vote 15,940,712 of such shares and shared dispositive power and power to vote none of such shares.
(3)
Information regarding beneficial ownership of our common shares by The Vanguard Group, Inc. is included herein based on Amendment No. 20 to Schedule 13G filed with the SEC on January 20, 2026, relating to such shares beneficially owned as of December 31, 2025. Vanguard has an address of 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Such report provides that The Vanguard Group, Inc. is the beneficial owner, in aggregate, of 21,770,712 common shares, with sole dispositive power over none of such shares and shared dispositive power over all of such shares and with sole power to vote none of such shares and shared power to vote 1,381,847 of such shares. On March 26, 2026, The Vanguard Group, Inc. filed Amendment No. 21 to Schedule 13G indicating that as a result of an internal realignment in January 2026, as of March 13, 2026, The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over these shares. A subsidiary or business division of a subsidiary of The Vanguard Group, Inc. may now beneficially own some or all of these reported shares, but no Schedule 13G reporting such ownership has been filed as of March 31, 2026.

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BRANDYWINE REALTY TRUST

(4)
Includes (a) 1,609,165 common shares, (b) 46,666 common shares subject to vested options, (c) 1,468,354 common shares subject to non-forfeitable RSUs, of which 331,255 are scheduled to be distributed within 60 days, and (d) 1,065,518 common shares credited to Mr. Sweeney’s account in the deferred compensation plan.
(5)
Includes (a) 265,799 common shares, (b) 500,310 common shares subject to non-forfeitable RSUs, of which 112,336 are scheduled to be distributed within 60 days, and (c) 206,425 common shares credited to Mr. Wirth’s account in the deferred compensation plan.
(6)
Includes (a) 238,594 common shares, (b) 379,931 common shares subject to non-forfeitable RSUs, of which 87,752 are scheduled to be distributed within 60 days, and (c) 177,105 common shares credited to Mr. DeVuono’s account in the deferred compensation plan.
(7)
Includes (a) 254,373 common shares, (b) 209,496 common shares subject to non-forfeitable RSUs, of which 81,443 are scheduled to be distributed within 60 days, and (c) 110,493 common shares credited to Mr. Johnstone’s account in the deferred compensation plan.
(8)
Includes (a) 285,306 common shares, (b) 354,489 common shares subject to non-forfeitable RSUs, of which 81,933 are scheduled to be distributed within 60 days, and (c) 36,572 common shares credited to Mr. Redd’s account in the deferred compensation plan.

Certain Relationships and Related Party Transactions

Other than compensation and other arrangements described above under “Trustee Compensation,” “Executives and Executive Compensation” and as set forth below under "Related Party Employment," since January 1, 2025, there was not, nor is there currently planned, any transaction or series of similar transactions to which we were or will be a party in which:

➢	the amount involved exceeded or will exceed $120,000; and

➢	any trustee, nominee, executive officer, holder of more than 5% of our common shares or any member of their immediate family had or will have a direct or indirect material interest.

We refer to these types of transactions as “related party transactions.”

Policies and Procedures for Review, Approval or Ratification of Related Party Transactions

Our Audit Committee’s charter provides for review by the Audit Committee of related party transactions. In addition, our Declaration of Trust provides for approval of transactions in which any of our Trustees has an interest by a majority of our Trustees who have no interest in the transaction. Therefore, related party transactions with a Trustee require both review by our Audit Committee and approval by a majority of our Trustees who have no interest in the transaction. While our Declaration of Trust and our Audit Committee charter do not dictate the criteria or standards that our Trustees must follow in approving related party transactions, the Audit Committee and other independent Trustees will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a Trustee’s independence. Accordingly, our Trustees consider related party transactions in light of their duties under Maryland law.

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2026 PROXY STATEMENT

Related Party Employment

Kathleen Sweeney-Pogwist, who has served as a Senior Vice President of Leasing of the Company (a non-executive officer position) since 2006, is the sister of Gerard H. Sweeney, our President and Chief Executive Officer. From 1998 to 2006, Ms. Sweeney-Pogwist was a leasing agent for the Company. Ryan Sweeney, who has served as a Director of Leasing of the Company (a non-officer position) since 2023, is the son of Gerard H. Sweeney, our President and Chief Executive Officer. Both Kathleen Sweeney-Pogwist’s and Ryan Sweeney's employment with the Company, in light of their relationship to Mr. Sweeney, has been reviewed and approved by our independent Trustees each year. Kathleen Sweeney-Pogwist's earned total compensation of approximately $415,571 in 2025 and Ryan Sweeney's earned total compensation of approximately $192,883 in 2025 were comprised of base salary and commissions paid based on leasing activity and business plan achievement in accordance with the Company’s standard commission practices as applied to each of our leasing agents. Each of their compensation structure is consistent with other leasing personnel with similar responsibilities. The Company believes that the above employment relationships are in our best interests and on terms no less favorable to us than could have been obtained in arms-length negotiations with unaffiliated third parties.

Proposals Pursuant to SEC Rule 14a-8

Under rules of the Securities and Exchange Commission, any of our shareholders wishing to have a proposal considered for inclusion in our 2027 proxy solicitation materials must set forth such proposal in writing and file it with our Secretary on or before the close of business on December 8, 2026. However, if the date of the 2027 Annual Meeting is more than 30 days before or after May 28, 2027, then the deadline for submitting any shareholder proposal for inclusion in the proxy materials relating to such Annual Meeting will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, including Rule 14a-8.

Proxy Access Trustee Nominees

Pursuant to the proxy access provisions of our Bylaws, our shareholders are entitled to nominate and include in our proxy materials Trustee nominees, provided that the eligibility and procedural requirements specified in our Bylaws, including advance notice requirements, are satisfied. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not less than 120 days nor more than 150 days prior to the anniversary of the date of our proxy statement in connection with the most recent annual meeting of shareholders. As a result, any notice given by a shareholder pursuant to the proxy access provisions of our Bylaws with respect to the 2027 Annual Meeting must be received no earlier than November 8, 2026, and no later than the close of business on December 8, 2026. However, in the event that the date of the 2027 Annual Meeting is more than 30 days before or after May 28, 2027, then the notice, to be timely, must be delivered not earlier than the 150th day and not later than the close of business on the 120th day prior to the date of the 2027 Annual Meeting (or, on the tenth day following the day on which the meeting is first publicly announced).

The complete requirements for submitting a nominee for inclusion in our proxy materials are set forth in our Bylaws, a copy of which may be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above or on our website (www.brandywinerealty.com).

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BRANDYWINE REALTY TRUST

Other Proposals and Nominees

Any shareholder who wishes to propose any business to be considered by the shareholders at the 2027 Annual Meeting or who wants to nominate a person for election to the Board of Trustees at that meeting, other than (i) a proposal for inclusion in the Proxy Statement pursuant to Securities and Exchange Commission regulations or (ii) pursuant to the proxy access Bylaw provisions, in each case as described above, must provide a written notice that sets forth the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not less than 120 days nor more than 150 days prior to the anniversary of the date of our proxy statement in connection with the most recent annual meeting of shareholders. As a result, any notice given by a shareholder pursuant to the proxy access provisions of our Bylaws with respect to the 2027 Annual Meeting must be received no earlier than November 8, 2026, and no later than the close of business on December 8, 2026. However, in the event that the date of the 2027 Annual Meeting is more than 30 days before or after May 28, 2027, then the notice, to be timely, must be delivered not earlier than the 150th day and not later than the close of business on the 120th day prior to the date of the 2027 Annual Meeting (or, on the tenth day following the day on which the meeting is first publicly announced).

The complete requirements for the notice are set forth in our Bylaws, a copy of which may be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above or on our website (www.brandywinerealty.com).

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of trustee nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Review of Shareholder Proposals; Other Business

Our Board of Trustees will review any shareholder proposals and nominations that are made according to the procedures described above and, with the assistance of the Secretary, will determine whether such proposals and nominations meet applicable criteria for inclusion in our proxy solicitation materials or consideration at the Annual Meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable shareholder proposal filing deadline and also retain that authority under certain other circumstances.

We know of no business that will be presented at the Meeting other than as set forth in this Proxy Statement and our Bylaws do not allow proposals to be presented at the Meeting unless they were properly presented to us prior to December 5, 2025. However, if other matters should properly be presented at the Meeting, it is the intention of the persons named in the proxy card to vote in accordance with their best judgment on such matters.

Expenses of Solicitation

The expense of solicitation of proxies on behalf of the Trustees, including printing and postage, will be paid by us. Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material, at our expense, to the beneficial owners of common shares held of record by such persons. In addition to being solicited through the mails, proxies may also be solicited personally or by telephone by our Trustees and officers. In addition, we have engaged Georgeson Inc. to solicit proxies for the Meeting. We have agreed to pay $9,500 plus out-of-pocket expenses of Georgeson Inc. for these services.

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SUSTAINABILITY & EFFICIENCY

Our efficiency programs have enabled us to surpass our energy intensity reduction goals from our 2018 baseline. Through demand-response, commissioning, and other efficiency projects, Brandywine achieved a 35% decrease in energy intensity over baseline, surpassing our 15% goal.

3151 Market at Schuylkill Yards, Philadelphia, PA

2026 PROXY STATEMENT

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Appendix A: Reconciliation of Non-GAAP

Financial Measures to GAAP Measures

(unaudited, in thousands)

Twelve Months Ended December 31, 2025

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Net income (loss) attributable to common shareholders	$(179,478)

Add (deduct):

▪ Net income (loss)attributable to non-controlling interests - LP units	(537)

▪ Nonforfeitable dividends allocated to unvested restricted shareholders	1,231

▪ Net gain on real estate venture transactions	227

▪ Net gain on disposition of real estate	(9,396)

▪ Provision for impairment	63,392

▪ Company’s share of impairment of an unconsolidated real estate venture	4,149

▪ Depreciation and amortization:

Real property	154,009

Leasing costs including acquired intangibles	19,130

Company’s share of unconsolidated real estate ventures	41,959

Partners’ share of consolidated real estate ventures	(88)

Funds from operations	$94,598

▪ Funds from operations allocable to unvested restricted shareholders	(1,212)

Funds from operations available to common share and unit holders (FFO)	$93,386

FFO per share - fully diluted	$0.52

Plus: capital market, transactional items and other	12,390

FFO, excluding capital market, transaction items and other	$105,776

FFO per share, excl. capital market, transaction items and other - fully diluted	$0.59

Weighted-average shares/units outstanding - fully diluted	180,256,697

Twelve Months Ended December 31, 2025

CASH AVAILABLE FOR DISTRIBUTION

Funds from operations available to common share and unit holders	$93,386

Add (deduct):

▪ Rental income from straight-line rent net of straight-line rent termination fees	(1,115)

▪ Amortization of tenant inducements	897

▪ Deferred market rental income	(718)

▪ Company’s share of unconsolidated real estate ventures’ straight-line & deferred market rent	(9,486)

▪ Straight-line ground rent expense	992

▪ Stock-based compensation costs	17,908

▪ Gains from early extinguishment of debt	12,244

▪ Net gain on sale of undepreciated real estate	146

▪ Income tax provision	112

Subtotal certain items	20,980

Less: Revenue maintaining capital expenditures

▪ Building improvements	(3,877)

▪ Tenant improvements and leasing commissions	(37,484)

Total revenue maintaining capital expenditures	$(41,361)

Cash available for distribution (CAD)	$73,005

Total distributions paid	$93,304

Distributions paid per common share	$0.53

CAD payout ratio (Distributions paid per common share /CAD)	127.8%

BRANDYWINE REALTY TRUST SAME STORE

OPERATIONS - TWELVE MONTHS

(unaudited and in thousands)

Of the 65 properties owned by the Company as of December 31, 2025, a total of 59 properties (“Same Store Properties”) containing an aggregate of 11.1 million net rentable square feet were owned for the entire twelve-month periods ended December 31, 2025 and 2024. Average occupancy for the Same Store Properties was 88.8% during 2024 and 88.2% during 2025. The following table sets forth revenue and expense information for the Same Store Properties:

Twelve Months Ended December 31

	2025	2024

REVENUE

▪ Rents	$417,675	$409,241

▪ Other	1,101	909

TOTAL REVENUE	418,776	410,150

Operating expenses

▪ Property operating expenses	113,382	108,012

▪ Real estate taxes	39,665	40,361

Net operating income	$265,729	$261,777

Net operating income - percentage change over prior year	1.5%

Net operating income, excluding other items	$264,013	$262,144

Net operating income, excluding other items - percentage change over prior year	0.7%

NET OPERATING INCOME	$265,729	$261,777

▪ Straight line rents & other	1,518	(5,485)

▪ Above/below market rent amortization	(651)	(707)

▪ Amortization of tenant inducements	883	777

▪ Non-cash ground rent expense	944	960

CASH - NET OPERATING INCOME	$268,423	$257,322

Cash - Net operating income - percentage change over prior year	4.3%

Cash - Net operating income, excluding other items	$266,043	$256,650

Cash - Net operating income, excluding other items - percentage change over prior year	3.7%

Twelve Months Ended December 31

	2025	2024

Net income (loss):	$(178,867)	$(196,487)

Add/(deduct):

▪ Interest income	(4,402)	(3,847)

▪ Interest expense	134,955	116,306

▪ Interest expense - amortization of deferred financing costs	5,119	5,000

▪ Equity in loss of unconsolidated real estate ventures	57,681	191,585

▪ Net gain on real estate venture transactions	(183)	(56,750)

▪ Net gain on disposition of real estate	(9,396)	(2,297)

▪ Net gain on sale of undepreciated assets	146	—

▪ (Gain) loss on early extinguishment of debt	12,244	(941)

▪ Depreciation and amortization	176,428	178,168

▪ General & administrative expenses	42,031	42,781

▪ Income tax provision (benefit)	112	14

▪ Provision for impairment	63,392	44,655

Consolidated net operating income	299,260	318,187

Less: Net operating income of non-same store properties and elimination of non- property specific operations	(33,531)	(56,410)

Same store net operating income	$265,729	$261,777

Twelve Months Ended December 31, 2025

EBITDA COVERAGE RATIOS

Net income (loss)			$(178,867)

Add (deduct):

▪	Net gain on disposition of real estate		(9,396)

▪	Net gain on real estate venture transactions		227

▪	Income tax benefit		112

▪	Provision for impairment		63,392

▪	Provision for impairment on investment in unconsolidated real estate venture		4,149

▪	Interest expense		134,955

▪	Interest expense - amortization of deferred financing costs		5,119

▪	Interest expense - share of unconsolidated real estate ventures		42,174

▪	Depreciation and amortization		176,428

▪	Depreciation and amortization - share of unconsolidated real estate ventures		42,265

NAREIT EBITDA			$280,558

	Capital market, transactional and other items

▪	Net gain on sale of undepreciated real estate		146

▪	Stock-based compensation costs		17,908

▪	Liability management (buybacks, tenders and prepayments)		12,244

▪	Preferred equity partners’ share of EBITDA		13,986

▪	Partners’ share of consolidated real estate ventures interest expense		(57)

▪	Partners’ share of consolidated real estate ventures depreciation and amortization		(88)

EBITDA, excluding capital market, transactional and other items			$324,696

EBITDA, excluding capital market, transactional and other items/Total revenue			67.0%

▪	Interest expense (from above)		134,955

▪	Interest expense - share of unconsolidated real estate ventures		42,174

▪	Preferred equity partners’ share of interest expense		(10,930)

▪	Interest expense - partners’ share of consolidated real estate ventures		(57)

Total interest expense		(a)	$166,141

▪	Scheduled mortgage principal payments - share of unconsolidated real estate ventures		—

Total scheduled mortgage principal payments		(b)	$—

EBITDA (excluding capital market, transactional and other items) coverage ratios:

▪	Interest coverage ratio = EBITDA divided by (a)		2.0

▪	Debt service coverage ratio = EBITDA divided by (a) + (b)		2.0

▪	Ratio of net debt (including the Company’s share of unconsolidated real estate venture net debt) to annualized quarterly EBITDA, excluding capital market, transaction, and other items		8.8

Appendix B: The Brandywine Realty Trust 2023 Long Term Incentive Plan, as amended by the Amendment

Brandywine Realty Trust

2023 long-term INCENTIVE PLAN

(Incorporating MARCH 20, 2025 and MARCH 19, 2026 AmendmentS)

Section 1. Purpose; Definitions. The purposes of the Brandywine Realty Trust 2023 Long-Term Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Brandywine Realty Trust (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, trustees and consultants; (b) provide those employees, trustees and consultants with an incentive for productivity; and (c) provide those employees, trustees and consultants with an opportunity to share in the growth and value of the Company. Upon the Plan’s Effective Date (as defined below), no further awards shall be made under the Brandywine Realty Trust Amended and Restated 1997 Long-Term Incentive Plan, as amended (the “Prior Plan”).

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a)
“Adoption Date” has the meaning set forth below in this Section 19.
(b)
“Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(c)
“Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations’ law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(d)
“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Cash or Other Stock-Based Awards made under this Plan.
(e)
“Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(f)
“Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
(g)
“Board” means the Board of Trustees of the Company, as constituted from time to time.
(h)
“Cash or Other Stock-Based Award” means an Award granted under Section 10 hereof.
(i)
“Cause” as a reason for a Participant’s termination of service will have the meaning assigned such term in the employment, consulting or similar agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Agreement, “Cause” will mean any of the following acts by the Participant, as determined by the Committee: willful misconduct in the course of employment or engagement, including (without limitation) fraud, embezzlement, theft, or dishonesty; conviction of a felony; disclosure of trade secrets or confidential information of the Company or an Affiliate; or material breach of any agreement with or duty owed to the Company or an Affiliate, including without limitation, any agreement in respect of confidentiality, non-disclosure or non-competition. With respect to a Participant’s termination of trusteeship, “Cause” means an act or failure to act that constitutes cause for removal of a trustee under applicable Maryland law. The determination of the Committee as to the existence of “Cause” will be conclusive on the Participant and the Company.
(j)
“Change in Control” means and includes the occurrence of any one of the following events:

(i) the acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of “Beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person’s Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding);

(ii) consummation of a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation;

(iii) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company;

(iv) the consummation of a sale or other disposition of all or substantially all of the assets of the Company;

(v) the consummation of a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange; or

(vi) a change in the composition of the Board over a period of twenty four (24) months or less such that a majority of the Board members ceases to be comprised of individuals who either: (A) have been board members continuously since the beginning of such period; or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this sentence, would be a Change in Control shall be treated as a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code and related regulations.

(k)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(l)
“Committee” means the committee authorized to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Trustee. Unless otherwise determined by the Board or except as otherwise specified in Section 2(c), the Compensation Committee of the Board will serve as the Committee.
(m)
“Company” has the meaning set forth above in this Section 1.
(n)
“Compensation” has the meaning set forth below in this Section 3(h).
(o)
“Disability” means a disability of an employee or a trustee which renders such employee or trustee unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee or trustee to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder.
(p)
“Disabled” shall mean having a Disability. The determination of whether a Participant is Disabled shall be made by the Board, whose determination shall be conclusive; provided that: (i) if a Participant is bound by the terms of an employment agreement with the Company or an Affiliate, whether the Participant is “Disabled” for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he or she would be determined to be disabled under his employment agreement.
(q)
“Effective Date” has the meaning set forth below in Section 19.
(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)
“Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system (including, without limitation, the New York Stock Exchange), the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that exchange or system at the close of regular hours trading for the last preceding date on which there were sales of Shares on such exchange or system; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the last preceding date; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate and such determination will be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee and such determination will be final, conclusive and binding.
(t)
“Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(u)
“Non-Employee Trustee” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission (but substituting the word “trustee” for “director”).
(v)
“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(w)
“Operating Partnership” means the Amended and Restated Agreement of Limited Partnership of Brandywine Operating Partnership, L.P., a Delaware limited partnership of which the Company is the sole general partner.
(x)
“OP Interests” means limited partnership interests in the Operating Partnership (including limited partnership interests in the Operating Partnership that are intended to constitute “profits interests” within the meaning of IRS Revenue Procedures 93-27 and 2001-43).
(y)
“Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.
(z)
“Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.
(aa)
“Participant” means an employee, consultant, Trustee, or other service provider of or to the Company or any of its Affiliates to whom an Award is granted.
(bb)
“Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(cc)
“Plan” has the meaning set forth above in this Section 1.
(dd)
“Prior Plan” has the meaning set forth above in this Section 1.
(ee)
“Prior Plan Award” means an award issued under the Prior Plan.
(ff)
“Restriction Period” has the meaning set forth below in Section 8(c).
(gg)
“Restricted Stock” means Shares that are subject to restrictions and granted pursuant to Section 8 hereof.
(hh)
“Restricted Stock Unit” means a right granted pursuant to Section 9 hereof.
(ii)
“Securities Act” means the Securities Act of 1933, as amended.
(jj)
“Shares” means shares of the Company’s common stock, par value $0.01, subject to substitution or adjustment as provided in Section 3(e) hereof.
(kk)
“Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.
(ll)
“Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
(mm)
“Trustee” means a member of the Board.
(nn)
“Trustee Limit” has the meaning set forth below in Section 3(h) hereof.

Section 2. Administration.

(a)
Authority of the Committee. The Plan shall be administered by the Committee; provided, that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company. The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(i) select Participants;

(ii) determine the type of Award to be granted;

(iii) determine the number of Shares, if any, to be covered by each Award;

(iv) establish the other terms and conditions of each Award, including any performance goals applicable to Awards;

(v) determine whether or what extent performance or other conditions applicable to the vesting of an Award have been satisfied;

(vi) waive any conditions or restrictions associated with an Award;

(vii) extend the period of time during which an Award may be exercised (but in no event beyond the expiration of the original Award term);

(viii) accelerate the vesting or exercisability of an Award, notwithstanding any other Plan provision; and

(ix) otherwise modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

(b)
Special Committee. To the extent permitted by Applicable Law and subject to such limitations as the Board may prescribe, the Board may from time to time designate a committee (the “Special Committee”) consisting of one or more of its members to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act at the time of grant. Unless otherwise required by Applicable Law, a Trustee need not be a Non-Employee Trustee to serve as or on the Special Committee. The authority of the Special Committee to grant Awards includes the authority to determine the recipients of such Awards, to determine the number of Shares, other securities or the dollar amount to which such Awards relate and to determine the other terms and conditions of such Awards, but the authority to administer the Plan will otherwise remain with the Committee. The creation of a Special Committee will not reduce or restrict the authority of the Committee, unless expressly provided by the Board.
(c)
Committee Delegation. To the extent permitted by Applicable Law and subject to such limitations as the Committee may prescribe, the Committee may delegate to one or more officers of the Company the authority to grant Awards to employees of the Company or its Subsidiaries who are not subject to the requirements of Section 16 of the Exchange Act at the time of grant. The Committee may revoke any such delegation at any time for any reason with or without prior notice.

Section 3. Shares Subject to the Plan.

(a)
Shares Subject to the Plan. Subject to adjustment as provided in Section 3(e) below, the maximum number of Shares that may be issued under the Plan is the sum of (i) 15,830,000 Shares, minus (ii) the number of Shares subject to Prior Plan Awards issued between March 1, 2023 and the Effective Date, plus (iii) the number of Shares recycled pursuant to Section 3(c) hereof in respect of Prior Plan Awards. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares.
(b)
Substitute Awards. Notwithstanding the foregoing, any Shares issued in respect of Awards granted in substitution for equity-based awards of an entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, will not be counted against the number of Shares available for issuance hereunder.
(c)
Share Recycling. If and to the extent that an Award or a Prior Plan Award terminates, expires, is canceled or is forfeited for any reason on or after the Effective Date (including upon cancellation or settlement of such award in exchange for cash or property other than Shares), the Shares associated with that Award or Prior Plan Award (based on the maximum number of Shares potentially issuable thereunder) will become available (or again be available) for grant under the Plan. Similarly, Shares subject to an Award or a Prior Plan Award (other than a stock option or stock appreciation right) that are withheld on or after the Effective Date in settlement of a tax withholding obligation arising in connection with that Award will become available (or again be available) for grant under the Plan. However, Shares withheld on or after the Effective Date in satisfaction of the exercise price payable upon exercise of an Award or Prior Plan Award will not become available (or again be available) for grant under the Plan. In addition, any Shares subject to a Stock Appreciation Right that are not delivered upon exercise of such Award will not again become available for grant under the Plan.

(d)
Incentive Stock Option Limit. Subject to adjustment as provided in Section 3(e) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 10,000,000.
(e)
Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other change in capital structure (other than ordinary cash dividends), or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.
(f)
Change in Control. Unless otherwise provided in the applicable Award Agreement, the effect of a Change in Control on outstanding Awards will be determined in accordance with this section.

(i) Upon the occurrence of a Change in Control, outstanding Awards will be (A) continued by the Company (subject to such adjustments as the Committee deems equitable to reflect the transaction), or (B) in the manner described in any applicable transaction documents, be (1) assumed by the Company’s successor or its parent (subject to any adjustments contemplated to reflect the transaction), or (2) canceled and replaced with a substitute award issued by the Company’s successor or its parent.

(ii) However, notwithstanding the foregoing, if a Change in Control occurs and the Company determines not to continue an Award and provision is not made for the assumption or replacement of that Award, then that Award will instead be treated as follows:

(A) Any time-based vesting conditions will be deemed satisfied upon the Change in Control; and

(B) Any performance-based vesting conditions will be deemed satisfied upon the Change in Control at the “target” performance level or, if greater, at the level of performance achieved as of a date reasonably proximate to the Change in Control (without pro-ration of the applicable performance goals, unless otherwise determined by the Committee).

(C) If the Award is an Option or Stock Appreciation Right, the vested portion of the Award (taking into account any accelerated vesting occurring under clauses (A) and (B) above) may be exercised immediately prior to (and contingent upon the occurrence of) the Change in Control and, to the extent not then exercised, the entire Award will be canceled upon the occurrence of the Change in Control. Alternatively, the Committee may provide that, upon a Change in Control, an outstanding Option or Stock Appreciation Right may be canceled in its entirety in exchange for cash and/or other substitute consideration with a value (determined by the Committee to be) equal to: (1) the number of Shares subject to the vested portion of that Option or Stock Appreciation Right (taking into account any accelerated vesting occurring under clauses (A) and (B) above), multiplied by (2) the difference, if any, between the Fair Market Value on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, such Option or Stock Appreciation Right may be canceled without payment of any consideration.

(D) If the Award is a Restricted Stock Unit, the Award may be revised to apply to cash or substitute property with a fair market value (as determined by the Committee) equal to the Fair Market Value of the Shares underlying the Award at the time of such Change in Control. Such cash or other substitute property will be subject to the same settlement timing as the Shares that had been subject to the Award; provided, that if the Award is non-qualified deferred compensation subject to Section 409A of the Code, the Committee may elect to liquidate the Award in accordance with Section 17 of this Plan.

(g)
Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
(h)
Annual Compensation Limitations for Non-Employee Trustees. Beginning with the first fiscal year following the year in which the Effective Date occurs, the aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Trustee with respect to a fiscal year, whether under the Plan or otherwise, for services as a Non-Employee Trustee shall not exceed $1,000,000 (the “Trustee Limit”). Equity incentive awards shall be counted towards the Trustee Limit in the year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Trustee Limit in the year for which they are reported as compensation in the Company’s trustee compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act, or a successor provision. The Trustee Limit shall not apply to (i) Compensation earned by a Non-Employee Trustee solely in his or her capacity as chairperson of the Board or lead independent trustee; (ii) Compensation earned with respect to services a Non-Employee Trustee provides in a capacity other than as a Non-Employee Trustee, such as an advisor or consultant to the Company; and (iii) Compensation awarded by the Board to a Non-Employee Trustee in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Trustee receiving such additional Compensation does not participate in the decision to award such Compensation.

Section 4. Eligibility. Employees, Trustees, consultants and other persons who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided that such persons are eligible to be issued securities of the Company registered on Form S-8 or exempt from registration under Rule 701 under the Securities Act, as applicable (or any successor provision). However, only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a)
Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of Fair Market Value on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value on the date of the grant.
(b)
Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than ten (10) years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than five (5) years. No Option may be exercised by any Person after expiration of the term of the Option.
(c)
Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.

(d)
Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise, either by certified or bank check, in the manner described in the next sentence or by such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the fair market value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value over (b) the Option exercise price, divided by (B) the then current Fair Market Value.

An Option will not confer upon a Participant any of the rights or privileges of a stockholder in the Company unless and until the Participant exercises the Option in accordance with the paragraph above and is issued Shares pursuant to such exercise.

(e)
Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)
Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6. Stock Appreciation Rights. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the vesting conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of an underlying Share of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than ten (10) years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a)
Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then twelve (12) months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b)
Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then twelve (12) months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c)
Termination for Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares that the Company has not yet delivered will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)
Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8. Restricted Stock.

(a)
Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time that Restricted Stock is subject to forfeiture, and all other conditions of such Awards, including any performance goal(s) applicable to the Performance Shares. The purchase price for Restricted Stock may, but need not, be zero.
(b)
Certificates. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.
(c)
Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of grant of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more vesting conditions.

(ii) While any Shares of Restricted Stock remain subject to restriction, the Participant will have the right to vote those Shares and the right to receive any distributions or dividends; provided, however, that the Committee, in its discretion, may require cash distributions and/or dividends to be accrued and subjected to the same vesting conditions as are applicable to the Restricted Stock with respect to which such amounts are paid, or reinvested in additional Restricted Stock (to the extent Shares are available under Section 3 of the Plan). Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units and may impose one or more vesting conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution). Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the vesting conditions and time and form of payment with respect to such Award. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that a Restricted Stock Unit Award may in the discretion of the Committee provide for dividend equivalent rights (either in the form of cash or additional unit credits), subject to Section 21 hereof.

Section 10. Cash or Other Stock-Based Awards. The Committee may grant Cash or Other Stock-Based Awards hereunder. Such Cash or Other Stock-Based Awards may include, without limitation: (a) incentive, retention or other cash bonuses, (b) Shares not subject to any restrictions or conditions, (c) awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, OP Interests that may be exchanged or redeemed for Shares, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and awards valued by reference to book value of Shares), and (d) awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to the securities of the Operating Partnership or any other Subsidiary. For purposes of calculating the number of Shares underlying a Cash or Other Stock-Based Award that is payable in whole or in part in Shares (or convertible or exchangeable into Shares), relative to the total number of Shares reserved and available for issuance under Section 3(a) hereof, the Committee will specify in the Award Agreement the maximum number of Shares potentially issuable thereunder (which maximum number will be subject to adjustment under Section 3(e) hereof). The Award Agreement evidencing a Cash or Other-Stock Based Award will also set forth the other terms and conditions of such Cash or Other-Stock Based Award, including, as applicable, any term, exercise or purchase price, performance goals, vesting conditions, conversion or exchange ratios and other terms and conditions, including the treatment of such Cash or Other Stock-Based Award upon cessation of the Participant’s service.

Section 11. Amendments and Termination. Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.

Section 12. Repricing Prohibited. The Company may not, without stockholder approval, reduce the exercise price or base price of outstanding Options or Stock Appreciation Rights under the Plan or effect repricing through cancellation and re-grants or cancellation of Options or Stock Appreciation Rights in exchange for cash or other Awards (other than equitable adjustments in accordance with Section 3(e)).

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a)
The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b)
No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.
(c)
If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction over the issuance or sale of Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members, to partnerships in which such family members are the only partners or to other similar estate planning vehicles. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the Participant may elect to satisfy such required tax withholding through the withholding of Shares subject to the Award based on the fair market value of those Shares, as determined by the Company, but in any case not in excess of the amount determined based on the maximum statutory rate in the applicable jurisdiction. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

Section 16. General Provisions.

(a)
The Committee may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate.
(b)
All Shares or other securities delivered under the Plan will be subject to such stop-transfer orders and other restrictions as the Board may deem necessary to reflect the terms of the applicable Award or advisable to comply with the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause such Shares or other securities to be legended to reflect those restrictions.
(c)
Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required. Similarly, the grant of any Award will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
(d)
Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

Section 17. Section 409A. All Awards are intended to be exempt from or comply with the requirements of Section 409A and should be interpreted accordingly. Nonetheless, the Company does not guarantee any particular tax treatment for any Award. For any Award that is non-qualified deferred compensation subject to Section 409A of the Code, the Committee may elect to liquidate such Award at any time in a manner intended to comply with Treas. Reg. § 1.409A-3(j)(4)(ix) or any successor provision.

Section 18. Company Policies.

(a)
Clawback Policy. All Awards (whether vested or unvested), and any Shares associated therewith, are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant and in effect from time to time. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
(b)
Other Policies. All Awards, and any Shares associated therewith, shall also be subject to the Company’s stock ownership, securities trading, anti-hedging, anti-pledging and other similar policies, as in effect from time to time.

Section 19. Effectiveness of Plan. The Plan was originally adopted by the Board on March 16, 2023 (the “Adoption Date”) and originally approved by the Company’s stockholders on May 25, 2023 (the date of such approval, the “Effective Date”).

Section 20. Term of Plan. Unless extended with the approval of the stockholders of the Company, the Plan shall terminate on March 19, 2036, and no Awards shall thereafter be granted under the Plan.

Section 21. Dividend Equivalent Rights. In the discretion of the Committee but subject to the requirements of Section 409A of the Code, an Award (other than an Award of Options or Stock Appreciation Rights) may include dividend equivalent rights entitling a Participant to payments or credits equal to the cash dividends that would otherwise have been paid with respect to the Shares subject to an Award, had such Shares been outstanding. The Committee may provide that such dividend equivalent rights will be paid or credited in cash, or paid or credited in Shares (based on the Fair Market Value on the dividend payment date). In each case, such dividend equivalent payments or credits may, in the discretion of the Committee, be subjected to the same vesting conditions as the Award to which they relate.

Section 22. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 23. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Maryland, without regard to the application of the principles of conflicts of laws.

Section 24. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its General Counsel (or such other Person as the Company may designate in writing from time to time), and, if to the Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via a recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

Brandywine Realty Trust (NYSE: BDN) is one of the largest, publicly traded, full-service, integrated real estate companies in the United States, with a core focus in the Philadelphia, PA, and Austin, TX markets. Organized as a real estate investment trust (REIT), we own, develop, lease and manage an urban, town center and transit-oriented portfolio.

Our purpose is to shape, connect and inspire the world around us through our expertise, the relationships we foster, the communities in which we live and work, and the history we build together. Our deep commitment to our communities was recognized by NAIOP when we were presented with the Developer of the Year Award—a high honor in the commercial real estate industry.

BDN LISTED NYSE
866.426.5400
BRANDYWINEREALTY.COM

Cover images from top to bottom (L to R):
Art at the Yards at Schuylkill Yards, Philadelphia, PA; Volunteer Day at Philadelphia, PA; Bring Your Kids to Work Day at Philadelphia, PA

event at Drexel square, Philadelphia, PA

Brandywine REALTY TRUST BRANDYWINE REALTY TRUST 2929 ARCH STREET SUITE 1800 PHILADELPHIA, PA 19104 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BDN2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V84823-P47272 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BRANDYWINE REALTY TRUST The Board of Trustees recommends you vote FOR the following: 1. Election of Trustees Nominees: For Against Abstain 1a. Reginald DesRoches The Board of Trustees recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 1b. James C. Diggs 2. Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2026. 1c. H. Richard Haverstick, Jr. 3. Provide a non-binding, advisory vote on our executive compensation. 1d. Joan M. Lau 4. Adoption of an amendment to the 2023 Long-Term Incentive Plan to increase the term of the plan and the number of the common shares that may be issued thereunder. 1f. Gerard H. Sweeney NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted by the proxies appointed hereby in their discretion on the matter Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comV84824-P47272 Brandywine Realty Trust Annual Meeting of Shareholders May 28, 2026 at 10:00 a.m. EDT Shareholders may attend online at: www.virtualshareholdermeeting.com/BDN2026 Proxy Solicited on Behalf of the Board of Trustees The undersigned shareholder of Brandywine Realty Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Gerard H. Sweeney and James C. Diggs, and each of them, acting individually, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders of Brandywine Realty Trust to be held at 10:00 a.m. EDT on May 28, 2026, and at any postponement or adjournment thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers the undersigned would possess if personally present at the meeting. This Proxy is solicited on behalf of the Board of Trustees. When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. If this Proxy is executed but no direction is made, this Proxy will be voted "FOR" the election of all trustees, and "FOR" each of proposals 2, 3 and 4. This Proxy also delegates discretionary authority with respect to any other business which may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any Proxy previously submitted with respect to the meeting. PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS Continued and to be signed on reverse side